EXHIBIT 10(A)


                                                                  Conformed Copy




                                MASTER AGREEMENT


                                     between

                                     GASCOR

                                       and

                                ENERGY 21 PTY LTD

                                (ACN 079 089 213)

                                       and

                               IKON ENERGY PTY LTD

                                (ACN 079 089 553)

                                       and

                             KINETIK ENERGY PTY LTD

                                (ACN 079 089 188)

                                       and

                             GAS RELEASE CO PTY LTD

                                (ACN 079 089 286)




                                BAKER & MC.KENZIE
                                   Solicitors

Level 39, Rialto                                  Level 26, AMP Centre
525 Collins Street                                50 Bridge Street
MELBOURNE  VIC  3000                              SYDNEY  NSW  2000
Tel:  (03) 9617-4200                              Tel:  (02) 9225-0200
Fax:  (03) 9614-2103                              Fax:  (02) 9223-7711

                                    CONTENTS

CLAUSE
NUMBER    HEADING                                                          PAGE

1.        DEFINITIONS                                                         3

2.        BUYERS ANNUAL DEFICIENCY PAYMENTS AND BUYER'S MAKE-UP GAS          22
2.1       Buyer's Annual Deficiency Payments                                 22
2.2       Obligation to take Buyer's Make-up Gas in Subsequent Years         23
2.3       Obligations to Take Buyer's Make-up Gas at Seller's Direction      29
2.4       Payments in respect of Reduced Buyer's Accumulated Make-up Gas     33
2.5       Right to take Buyer's Accumulated Make-up Gas in Make-up Period    33
2.6       No obligation to make Payment for Buyer's Make-up Gas              35

3.        ALLOCATION OF C MARKET QUANTITY AND D MARKET QUANTITY              36
3.1       Allocated Quantities and Reductions in Allocated Quantities        36
3.2       MAQ Adjustment                                                     39
3.3       AQ in Final Contract Years                                         40
3.4       AQ Adjustment                                                      42
3.5       MDQ for the final Contract Year                                    42
3.6       MDQ Adjustment                                                     42

4.        SELLERS' SALES                                                     43
4.1       Determination of Sellers' Sales                                    43
4.2       Sellers' Sales Allocation Mechanisms                               43
4.3       Allocation of Sellers Sales                                        45
4.4       Annual Adjustment for Sellers' Sales                               46
4.5       Quarterly MDQ Adjustments                                          47
4.6       Intra-Quarter MDQ Adjustments                                      49
4.7       MDQ Repayments                                                     50

5.        RESERVES                                                           50
5.1       Reserves Notices                                                   50
5.2       Reserves Shortfall                                                 50
5.3       Reserves Surplus                                                   52
5.4       MDQ Adjustments                                                    53
5.5       AQ Adjustment                                                      54
5.6       MAQ Adjustment                                                     55

6.        RELEASE GAS PROGRAMME                                              56
6.1       Release Gas Option                                                 56
6.2       Ecogen MDQ Reductions                                              59
6.3       Sale of Gas to RCo                                                 60

7.        NOMINATIONS, DELIVERIES AND QUANTITIES                             60
7.1       Determination of Daily Delivered Quantities                        60

7.2       Redetermination of Daily Delivered Quantities                      62
7.3       Combined Nominations                                               63
7.4       MDQ                                                                63
7.5       MAQ                                                                65
7.6       AQ                                                                 66
7.7       Point of Delivery                                                  66
7.8       Other Points of Delivery                                           66
7.9       Gas to be delivered in a single stream                             67
7.10      Delivery rate                                                      68
7.11      Delivery Pressure                                                  68
7.12      Undelivered Quantities                                             68
7.13      Additional Nominations                                             69

8.        CURTAILMENT AND EXTENDED FORCE MAJEURE                             69
8.1       Order of Allocation                                                69
8.2       Cooperation on Curtailment                                         70
8.3       Buyer's Certificate                                                70
8.4       Extended Force Majeure                                             70

9.        OFF SPECIFICATION GAS                                              70

10.       THE EXPERT                                                         71
10.1      Application of this Clause                                         71
10.2      Appointment                                                        71
10.3      Qualification                                                      72
10.4      Powers and Duties                                                  72
10.5      Confidentiality                                                    73
10.6      Removal of Expert                                                  73
10.7      Referral to Expert Does Not Affect Obligations                     73
10.8      Communications to be Copied to all Parties                         73

11.       DISPUTE RESOLUTION                                                 73
11.1      Obligation to Seek Resolution                                      73
11.2      General Requirement                                                74
11.3      The Claim                                                          75
11.4      The Response                                                       75
11.5      The Reply                                                          75
11.6      Amendments                                                         75
11.7      The Panel                                                          76
11.8      Panel's Jurisdiction                                               76
11.9      Discovery of Documents                                             76
11.10     Inspection                                                         76
11.11     Directions                                                         76
11.12     The Hearing                                                        77
11.13     Confidentiality                                                    77
11.14     Award                                                              77
11.15     Costs                                                              78
11.16     General                                                            78
11.17     Inter-relationship with the Principal Contract                     78

12.       BUYER'S DEFAULT                                                    79

12.1      Default Notice                                                     79
12.2      Cure Period                                                        79
12.3      Remedies for Default                                               80
12.4      Damages and Consequential Loss                                     82
12.5      Indemnity                                                          82

13.       GASCOR'S DEFAULT                                                   82
13.1      Default Notice                                                     82
13.2      Cure Period                                                        82
13.3      Remedies for Default                                               83
13.4      No right to terminate                                              83
13.5      Damages and Consequential Loss                                     83
13.6      Maximum Liability of Gascor                                        83
13.7      Mitigation of Loss                                                 87
13.8      Payment of compensation received from Sellers                      87

14.       ASSIGNMENT                                                         87
14.1      Interpretation                                                     87
14.2      General Requirements                                               87
14.3      Consent                                                            88
14.4      Change in control                                                  89
14.5      Assignment by Gascor                                               89
14.6      Change of Control Exemption                                        90

15.       CONFIDENTIALITY                                                    90
15.1      General Obligation                                                 90
15.2      Exceptions                                                         90
15.3      Transport Exemption                                                92
15.4      General Exceptions                                                 92
15.5      Other Permitted Disclosures                                        92
15.6      Restrictions Survive Termination                                   93
15.7      Paramount Confidentiality of Principal Contract and Buyer
          Information                                                        93
15.8      Confidentiality of Buyer Information                               93

16.       COMMUNICATIONS                                                     94
16.1      Communications                                                     94
16.2      Manner of Service                                                  94
16.3      Service particulars                                                94
16.4      Timing of Service                                                  95

17.       SEVERANCE                                                          96
17.1      General Case                                                       96
17.2      Exemption Event                                                    96
17.3      New Agreement                                                      96

18.       COMMENCEMENT AND TERMINATION                                       97
18.1      Commencement                                                       97
18.2      Termination of Principal Contract                                  98
18.3      Termination of Agreement with each Buyer                           98

19.       RELATIONSHIP BETWEEN EACH BUYER AND GASCOR                         98
19.1      Separate agreement with Gascor and each Buyer                      98
19.2      No agreement between each Buyer                                    98
19.3      No partnership and several liability                               99
19.4      No release                                                         99

20.       GENERAL                                                            99
20.1      Entire Agreement and operation of Schedules                        99
20.2      Termination of agreement between Gascor and a Buyer                99
20.3      Allocation Discrepancies                                          100
20.4      Waivers                                                           101
20.5      Variations                                                        101
20.6      Further assurance                                                 101
20.7      Exercise of rights                                                101
20.8      Counterparts                                                      101
20.9      Governing law and jurisdiction                                    101

21.       REFERENCES                                                        102
21.1      Changes to a Reference                                            102
21.2      Meaning of "Reference"                                            102

22.       INTERPRETATION                                                    103
22.1      Quantities of Gas                                                 103
22.2      Interpretation                                                    103
22.3      This Agreement Prevails                                           104

          SCHEDULE 1                                                        105
          Management of the Principal Contract                              105
          Part A                                                            105
          The Committee                                                     105

1.        ESTABLISHMENT OF COMMITTEE                                        105

2.        CONSTITUTION OF THE COMMITTEE                                     105

3.        QUORUM                                                            106

4.        CHAIRPERSON                                                       107

5.        DECISIONS AT MEETINGS                                             107

6.        ALTERNATE MEMBERS                                                 108

7.        MEETINGS AND NOTICES                                              109

8.        SECRETARY AND MINUTES                                             110
          Management of the Principal Contract                              111

1.        ACTION GASCOR IS REQUIRED TO TAKE                                 111

2.        INFORMATION AND REPORTING                                         112

3.        PERFORMANCE AUDITS                                                113

4.        ALLOCATION AUDITS                                                 114

5.        OFF SPECIFICATION GAS AND CURTAILMENT                             116

6.        INSURANCE                                                         117

7.        SUSPENSION OF THE POWERS OF THE COMMITTEE IN THE EVENT OF AN
          EMERGENCY                                                         117
          Part C                                                            119
          Matters Requiring the Unanimous Approval of the Committee         119
          Part D                                                            120
          Rights and Discretions under the Principal Contract               120
          Litigation involving the Principal Contract                       126

1.        INTERPRETATION                                                    126

2.        PROCEEDINGS BROUGHT BY THE SELLERS AGAINST GASCOR                 126

3.        PROCEEDINGS BROUGHT BY GASCOR AGAINST THE SELLERS                 129
          Management Fees and Cost Recovery                                 132

1.        DEFINITIONS                                                       132

2.        RECOVERY OF ROUTINE EXPENDITURE PRIOR TO 1 JANUARY 2002           135

3.        RECOVERY OF ROUTINE EXPENDITURE ON OR AFTER 1 JANUARY 2002        135
3.1       Determination of Operating Budgets                                135
3.2       Calculation and payment of management fee                         136
3.3       Budget amendments                                                 137

4.        RESERVE FUND                                                      137

5.        RECOVERY OF EXPENDITURE ON OR AFTER 1 JANUARY 2002 WHERE GASCOR
          REMAINS OWNED BY THE STATE                                        138

          SCHEDULE 2                                                        142
          Allocation of Gascor's Delivered Quantity of Gas                  142

1.        PART 1 - GENERAL                                                  142

2.        PART 2 - SUB-ALLOCATION PRINCIPLES                                143

3.        PART 3 - UNDER DELIVERY WITH RESPECT TO DAILY AND LAST
          NOMINATIONS                                                       143

4.        PART 4 - UNDER DELIVERIES WITH RESPECT TO LAST NOMINATIONS        144

5.        PART 5 - OVER DELIVERIES WITH RESPECT TO LAST NOMINATIONS         146

6.        PART 6 - NO UNDER OR OVER DELIERY                                 149

7.        PART 7 - ALLOCATION IN THE EVENT OF A CURTAILMENT DAY             150

8.        PART 8 - ALLOCATION FOR SELLERS' OWN USE                          151

          SCHEDULE 3                                                        153
          Ecogen MDQ Reduction and Maximum Annual Quantity                  153
          Part 1 - Ecogen MDQ Reduction                                     153
          Part 2 - Ecogen Maximum Annual Quantity                           154

          SCHEDULE 4                                                        155
          AMQ                                                               155

          SCHEDULE 5 - SELLERS' SALES ALLOCATION MECHANISMS                 162

1.        INDEPENDENT ASSESSOR                                              162

2.        DUTIES OF INDEPENDENT ASSESSOR                                    163

3.        DISCLOSURE OF INFORMATION TO INDEPENDENT ASSESSOR                 164

4.        AUDIT RIGHTS                                                      164

5.        COST OF THE INDEPENDENT ASSESSOR APPOINTED UNDER THE
          PRINCIPAL CONTRACT                                                165

                                MASTER AGREEMENT

THIS AGREEMENT is made on the 23rd day of December, 1998.

BETWEEN
Gascor being a body corporate of that name established under the Gas Industry Act 1994 (Vic) having its principal office at Sixth Floor, 45 William Street, Melbourne, Vic, 3000 ("GASCOR")

Energy 21 Pty Ltd (ACN 079 089 213) of 196 Flinders Street, Melbourne, Vic, 3000

Ikon Energy Pty Ltd (ACN 079 089 553) of Level 8, IBM Centre, 60 City Road, Southbank, Vic, 3006

Kinetik Energy Pty Ltd (ACN 079 089 188) of Level 19, East Tower, 40 City Road, Southbank, Vic, 3006 (collectively the "RETAILERS" and each a "RETAILER")

AND
Gas Release Co Pty Ltd (ACN 079 089 286) of 45 William Street, Melbourne, Vic 3000 ("RCO").

RECITALS

A. By an agreement dated 20 November 1996 ("PRINCIPAL CONTRACT") between Esso Australia Resources Ltd ARBN 000 444 860 ("ESSO"), BHP Petroleum (Bass Strait) Pty Ltd ACN 004 228 004 ("BHP") and Gascor, Esso and BHP agreed to supply and Gascor agreed to take quantities of gas upon the terms and conditions set out in that agreement.

B. On or about the date of this Agreement, Gascor entered into an agency agreement with each Retailer under which Gascor agreed to appoint that Retailer as its exclusive agent, and that Retailer agreed to act as Gascor's agent, to sell gas purchased by Gascor under the Principal Contract, together with gas purchased by that Retailer from third parties, to Gascor's customers in the area described in that Retailer's retail licence.

C. On or about the date of this Agreement, Gascor entered into a sub-sales agreement with each Retailer for the sale by Gascor and purchase by that Retailer of gas, being gas which Gascor is entitled to purchase from Esso and BHP under the Principal Contract, to enable that Retailer to satisfy its own customers' requirements for gas.

D. It is intended that Gascor will also enter into a sub-sales agreement with RCo for the sale by Gascor and the purchase by RCo of gas, being gas which Gascor is entitled to purchase from Esso and BHP under the Principal Contract, to enable RCo to sell gas to Generation Victoria

          (currently trading as Ecogen Energy) ("ECOGEN"), a statutory corporation established under the Electricity Industry Act 1993.

E. This Agreement and the agency agreements and the sub-sales agreements referred to in Recitals B and C replace the interim agency agreements which were entered into between Gascor and the Retailers on 11 December 1997 and the interim gas sales agreement which was entered into between Gascor and Energy 21 Pty Ltd on that date. The terms upon which such interim agency agreements and interim gas sales agreement terminate are contained in transition agreements entered into by Gascor and the Retailers on or about the date of this Agreement.

F. On or about the date of this Agreement, Gascor entered into a deed of guarantee and indemnity with each Retailer's Related Distribution Companies (as defined in this Agreement) under which the Related Distribution Companies agreed to guarantee their related Retailer's financial obligations under this Agreement and the relevant agency agreement and sub-sales agreement referred to in Recitals B and C.

G. On or about the date of this Agreement, Gascor entered into a deed of confidentiality with each Retailer under which Gascor agreed to make available confidential information relating to the Principal Contract to that Retailer, including a copy of the Principal Contract, on the terms and conditions set out in that deed.

H. It is intended that, in addition to selling gas to Ecogen, RCo will operate a gas release programme pursuant to which RCo will purchase gas from Gascor on substantially the same terms (other than in respect of Sellers' Sales (as defined in this Agreement)) as the Retailers and make such gas available for purchase by third parties. This Agreement sets out the terms and conditions upon which Gascor may elect to reduce the quantities of gas available to the Retailers under their respective agency agreements and sub-sales agreements (as referred to in Recitals B and C) and make such gas available to RCo.

I. [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] It is intended by Gascor, the Retailers and RCo that each Retailer and RCo should severally make an annual deficiency payment to Gascor if in a year that Retailer or RCo (as the case may be) takes delivery from Gascor of less than a specific annual minimum quantity of gas and, in that year, the Retailers and RCo take delivery from Gascor of a quantity of gas which in aggregate is less than the annual minimum quantity for that year specified in the Principal Contract.

J. The terms and conditions upon which each Retailer and RCo severally agrees to make such annual deficiency payments to Gascor are set out in this Agreement.

K. This Agreement also sets out the basis upon which quantities under the Principal Contract will be allocated between the Retailer and RCo in certain circumstances and the rights and obligations of Gascor, the Retailers and RCo relating to the operation of the Principal Contract.

          OPERATIVE PROVISIONS
--------------------------------------------------------------------------------
1.        DEFINITIONS
--------------------------------------------------------------------------------

In this Agreement unless the context otherwise requires:

"ACCUMULATED MAKE-UP GAS REDUCTION PERIOD" means the period during which Gas delivered to Gascor under the Principal Contract is deemed to be Gascor's Make-up Gas under Clause 4.10(a) of the Principal Contract.

"ACT" means the Gas Industry Act 1994 (Vic).

"ADJUSTED FINAL YEAR AQ" means, in relation to a Retailer, if either:

(a) Clause 20.5(b)(iii) of the Principal Contract operates to extend the Contract Period; or

(b) the Principal Contract is terminated pursuant to Clause 20.7, 23 or 29 of the Principal Contract,

the quantity calculated in accordance with the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          A is the quantity of Gas taken by that Retailer during that part of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Contract Year which corresponds to the period covered by [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Contract Year (except that the quantity of Gas treated as taken for the purposes of this calculation will be adjusted to take account equitably of any Days which were not Performance Days);

          B is the total quantity of Gas taken by that Retailer during [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Contract Year (except that the quantity of Gas treated as taken for the purposes of this calculation will be adjusted to take account equitably by any Days which were not Performance Days); and

          C is the prevailing AQ of that Retailer for [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Contract Year.

"ADJUSTMENT DAY" is defined in Clause 3.6.

"AGENCY AGREEMENT" means, in relation to a Retailer, the agreement entered into in August 1998 between Gascor and that Retailer pursuant to which Gascor has agreed to appoint that Retailer as its exclusive agent to sell gas to Gascor Customers (as defined in that agreement) in the Agency Area (as defined in that agreement).

"ALLOCATED QUANTITY" means:

(a) in relation to a Retailer, the aggregate amount, expressed in GJ, of the remaining C Market Quantity and D Market Quantity at the start of the Allocation Day allocated to that Retailer in accordance with Clause 3.1(a) as adjusted from time to time in accordance with Clause 3; and

(b)       in relation to RCo:

                    (i) if the Allocation Day occurs prior to[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the maximum quantity of Gas, expressed in GJ, which RCo is entitled to take under its Sub-sales Agreement in the period commencing at the start of the Allocation Day and ending the end of the Release Gas Period; or

                    (ii) if the Allocation Day occurs[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

"ALLOCATION AUDITOR" is defined in paragraph 4(a) of Part B of Schedule 1.

"ALLOCATION DAY" means the first Day of the Gas Month following the Gas Month in which the aggregate amount of the C Market Quantity and the D Market Quantity under the Principal Contract is reduced to a quantity equal to or less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% of Gascor's prevailing AQ.

"ALLOCATION PERIOD" means the period commencing at the start of the Allocation Day and ending at the end of the Contract Period.

"AMQ" is defined in Schedule 4.

"ANNUAL DEFICIENCY PAYMENT" is defined in the Principal Contract.

"ANNUAL EXCESS" means, in relation to a Buyer, in respect of a Contract Year, the amount (if any), expressed in GJ, by which the aggregate quantities of Gas (including the aggregate quantity of Buyer's Make-up Gas taken by that Buyer in that Contract Year as a result of Clause 2.3):

(a) delivered to that Buyer in that Contract Year under its Sub-sales Agreement; and

(b) in the case of a Retailer, delivered to that Retailer in that Contract Year under its Agency Agreement,

exceeds that Buyer's AMQ for that Contract Year.

"ANNUAL MDQ AMOUNT" means, in relation to a Retailer, the amount of the variable "AP" in Clause 6.7(a) of that Retailer's Agency Agreement and paragraph (a) of
Part 1 of Schedule 1 to that Retailer's Sub-sales Agreement.

"ANNUAL MINIMUM QUANTITY" is defined in the Principal Contract.

"ANNUAL SHORTFALL" means, in relation to a Buyer, in respect of a Contract Year, the amount (if any), expressed in GJ, by which the aggregate quantities of Gas (including the aggregate quantity of Buyer's Make-up Gas taken by that Buyer in that Contract Year as a result of Clause 2.3):

(a) delivered to that Buyer in that Contract Year under its Sub-sales Agreement; and

(b) in the case of a Retailer, delivered to that Retailer in that Contract Year under its Agency Agreement,

is less than that Buyer's AMQ for that Contract Year.

"AQ" in relation to Gascor, is determined in accordance with the Principal Contract and, in relation to a Buyer, is determined in accordance with that Buyer's Sub-sales Agreement.

"ARBITRATION RULES" is defined in Clause 11.2(d).

"ASSIGNOR" is defined in Clause 14.2(e).

"BASE MDQ" means:

(a) in relation to a Retailer, its base MDQ, being (subject to Clause 3.5) the MDQ rate, expressed in TJ/Day, specified in Clause 3.6(a)(1) of its Sub-Sales Agreement for the purpose of calculating MDQ in the period up to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], and thereafter the MDQ rate, expressed in TJ/Day, specified in Clause 3.6(a)(2) of its Sub-Sales Agreement or in each case such other MDQ rate following adjustment pursuant to Clause 3.6(b)(1), (2), (3) or (5) of its Sub-sales Agreement; and

(b) in relation to Gascor, Gascor's base MDQ, being the MDQ rate, expressed in TJ/Day, specified in Clause 5.7(a)(6) of the Principal Contract for the purpose of calculating MDQ in the period up to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], and thereafter the MDQ rate, expressed in TJ/Day, specified in Clause 5.7(a)(ii) of the Principal Contract or in each case such other MDQ rate following adjustment pursuant to Clauses 5.7(b)(i), (c) and (d) of the Principal Contract.

For the avoidance of doubt, MDQ adjustments resulting from Seller's Sales are not taken into account for the purposes of determining a Retailer's or Gascor's Base MDQ and Ecogen MDQ Reductions and reductions in MDQ made in accordance with Clause 6.1(b)(3) as a result of the exercise of the Release Gas Option are not taken into account for the purposes of determining a Retailer's Base MDQ.

"BIDDER" is defined in Clause 15.2(h).

"BUYER DEFAULT NOTICE" is defined in Clause 12.1(a).

"BUYERS" means the Retailers and RCo (each a "BUYER").

"BUYER'S ACCUMULATED MAKE-UP GAS" means, in relation to a Buyer, the aggregate of the Buyer's Make-up Gas of that Buyer for each completed Contract Year less the sum of all quantities of Buyer's Make-up Gas which Gascor has delivered to that Buyer under its Sub-sales Agreement and its Agency Agreement (including without limitation all quantities of Gas which are deemed to be Buyer's Make-up Gas in accordance with Clause 2.3).

"BUYER'S ANNUAL DEFICIENCY PAYMENT" is defined in Clause 2.1(a).

"BUYER'S DEFAULT" means a Default by a Buyer.

"BUYER'S MAKE-UP GAS" means, in relation to a Buyer, where the Annual Minimum Quantity for a Contract Year exceeds the quantity of Gas delivered to and taken by Gascor under the Principal Contract in that Contract Year, a quantity of Gas, expressed in GJ, equal to the Buyer's Annual Deficiency Payment (if any) paid by that Buyer to Gascor in respect of that Contract Year divided by the Contract Price for that Contract Year.

"BUYER'S MAKE-UP SHORTFALL AMOUNT" means, in respect of a Buyer, the amount paid by that Buyer to Gascor by way of Buyer's Annual Deficiency Payments in respect of a quantity of Gas equivalent to the Buyer's Make-up Shortfall Quantity determined in respect of that Buyer (being that part of the most recent Buyer's Annual Deficiency Payments made by that Buyer sufficient to include that quantity).

"BUYER'S MAKE-UP SHORTFALL QUANTITY" means, in respect of a Buyer, where the quantity by which the Buyer's Accumulated Make-up Gas of that Buyer has been reduced pursuant to Clause 5.2(a) exceeds the quantity by which the Buyer's Accumulated Make-up Gas of that Buyer has been increased pursuant to Clause 5.3(a), the amount of such excess which would have been capable of delivery to that Buyer during the Make-up Period (having regard to the quantities of Buyer's Accumulated Make-up Gas actually delivered to that Buyer during the Make-up Period).

"BUYER'S OFF SPECIFICATION REDUCTION QUANTITY" means, in relation to a Buyer, the quantity calculated in respect of an hour in accordance with the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          BOSRQI is the Buyer's Off Specification Reduction Quantity;

          A is the aggregate quantity of Gas of which that Buyer took delivery from Gascor on the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Performance Days most closely preceding the Day upon which the suspension of delivery in respect of which the calculation is being made occurred, excluding, in the case of RCo, a quantity equal to the quantity of Gas which was delivered by RCo and taken by Ecogen on such Performance Days.

"BUYER'S UNDELIVERED GAS" means, in relation to a Buyer, the quantity calculated in respect of that Buyer for a Contract Year as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          BUi is the quantity of Buyer's Undelivered Gas calculated in respect of that Buyer for a Contract Year;

          GU is the quantity of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year (other than for periods when Off Specification Reduction Quantities apply) as determined for the purposes of paragraph (c) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

          RGi is the aggregate quantity of Gas [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in that Contract Year as determined on a Daily basis in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], excluding, in the case of RCo, a quantity equal to the quantity of Gas which RCo was required to make available for delivery to Ecogen in that Contract Year but failed to do so, provided that if RGi as so determined is less then zero, RGi shall be deemed to be zero; and

   (SIGMA)RGi       is the sum of the quantities RGi determined for all Buyers.

"CARBON TAX" means any royalty, tax, rate, duty, levy or charge in respect of the production or emission into the atmosphere of carbon or any carbon compound.

"CHANGE IN CONTROL" occurs in relation to a Party if:

(a) any person or persons who between them control or beneficially own more than 50% of the ordinary shares or other voting shares of the Party or a holding company (within the meaning given to that expression in section 9 of the Corporations Law) of the Party cease to hold or control more than 50% of such ordinary shares or other voting shares; or

(b) any person or persons who between them control the composition of the board of the Party or a holding company (within the meaning given to that expression in section 9 of the Corporations Law) of the Party cease to have such control.

"CLAIM" is defined in Clause 11.3.

"CLAIMANT" is defined in Clause 11.3.

"C MARKET PRICE" is defined in the Principal Contract.

"C MARKET QUANTITY" is defined in the Principal Contract.

"COMMITTEE" is defined in paragraph 1(a) of Part A of Schedule 1.

"COMMUNICATIONS" is defined in Clause 16.1.

"COMPARATIVE FORCE MAJEURE PERIOD" is defined in paragraph 5 of Schedule 4.

"CONFIDENTIALITY OBLIGATION" is defined in Clause 15.7(a).

"CONSULTANT" is defined in Clause 15.2(g)(9).

"CONSUMER" means the owner or occupier of premises at any one location which is able to receive and use Sales Gas where the end-use of Sales Gas is at those premises.

"CONTRACT PERIOD" is defined in the Principal Contract.

"CONTRACT PRICE" means the C Market Price as adjusted from time to time in accordance with the terms of the Principal Contract.

"CONTRACT YEAR" means a period of 12 consecutive Gas Months beginning at 9.00am on 1 January in each year and ending at 9.00am on 1 January of the following year during the Contract Period provided that:

(a) for the purposes of Clause 2.1, the first Contract Year shall be deemed to have commenced at 9.00am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and will end at 9.00am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

(b) other than for the purposes of Clause 2.1, the first Contract Year shall be the period commencing at 9.00am on the date of this Agreement and ending at 9.00am on[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

(c) if the Contract Period ends on a date other than 1 January, then the last Contract Year shall be the period commencing at 9.00am on 1 January immediately preceding and ending at the end of the Day on which the Contract Period ends.

"COVERAGE RATIO CERTIFICATE" is defined in the Principal Contract.

"CPI" means the Consumer Price Index (All Groups) for Melbourne as first published for a calendar quarter by the Australian Bureau of Statistics.

"CURRENT QUARTER" is defined, for the purposes of Clause 4.5(b), in Clause 4.5(b) and, for the purposes of Clause 4.5(c), in Clause 4.5(c).

"CURTAILMENT DAY" is defined in Clause 8.1.

"DAILY NOMINATION" means:

(a) in relation to a Buyer, a Daily Nomination as defined in that Buyer's Sub-sales Agreement or Agency Agreement or a single nomination given by that Buyer in place of two separate Daily Nominations (as so defined) pursuant to Clause 7.3(a); and

(b) in relation to a Release Gas Purchaser, a Daily Nomination as defined in that Release Gas Purchaser's Release Gas Contract.

"DAILY DELIVERED QUANTITY" is defined in Clause 7.1(a).

"DAY" means a period of 24 consecutive hours or, on the day on which daylight saving time begins or ends, 23 consecutive hours or 25 consecutive hours (as the case may be) beginning and ending at 9.00am.

"DEFAULT" means a Financial Default, a Material Financial Default, a Minimum Quantity Default, a Non-financial Default, a Retail Licence Default or a Solvency Default.

"DEFAULT RATE" means, for each Month or part thereof for which the Default Rate is payable, an annual interest rate equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% above the average 90 day bank bill mid rate as published on Reuters' page BBSY at or about 10.00am on the first Working Day of that Month.

"DEFAULTING PARTY" means:

(a)       in relation to a Default by a Buyer, that Buyer; and

(b)       in relation to a Default by Gascor, Gascor.

"DETERMINED CLAIM" means a claim made by a Buyer against Gascor in respect of a Default in relation to which the Panel has delivered an award, a court has given judgment (except where the judgment is being appealed or Gascor has given notice to the Buyer of its intention to appeal against the judgment) or which has been settled by Gascor.

"DISCLOSING PARTY" is defined in Clause 15.2.

"D MARKET CONSUMER" means:

(a)       a Consumer in the State:

          (i) who is not party to a contract which contemplates the purchase in each year during the currency thereof of at least [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ of Sales Gas; or

          (ii)      if a party to a contract of the type described in paragraph
                    (a)(1), to whom less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ of Sales Gas has been delivered pursuant to the contract in the preceding 12 months; or

(b)       a hospital in the State.

"D MARKET PRICE" is defined in the Principal Contract.

"D MARKET QUANTITY" is defined in the Principal Contract.

"ECOGEN" is defined in Recital D.

"ECOGEN MDQ REDUCTION" means, in relation to a Retailer, the quantity, expressed in TJ/Day, calculated in respect of an Ecogen MDQ Reduction Month as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          ERi is the quantity, expressed in TJ/Day, calculated in respect of that Retailer for an Ecogen MDQ Reduction Month;

          ERQ       is the quantity, expressed in TJ/Day, set out in column 2 of
                    Part 1 of Schedule 3 against that Ecogen MDQ Reduction
                    Month;

          BMi is that Retailer's [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] on the last Day of the Gas Month prior to that Ecogen MDQ Reduction Month; and

   (SIGMA)BMi       is the sum of all Retailers' [THIS PARAGRAPH CONTAINS
                    CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED
                    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] on the last Day of the Gas Month prior to that Ecogen MDQ
                    Reduction Month.

"ECOGEN MDQ REDUCTION MONTH" means, subject to Clauses 5.4(c)(1) and (2), a Gas Month (other than a Gas Month during the Allocation Period) during Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] set out in column 1 of Part 1 of Schedule 3 being a Gas Month in which each Retailer's MDQ will be reduced pursuant to Clause 6.2(a).

"EXCLUDED SALES" means a sale and supply of Sales Gas:

(a) by either or both of the Sellers (including for the purpose of this definition any Relevant Company) (whether alone or in conjunction with others); or

(b) originally acquired from either or both of the Sellers (including for the purpose of this definition any Relevant Company) and irrespective of the number of intervening sales or transfers,

          which is:

(c) made to Ecogen for its own consumption at the Newport or Jeeralang power stations;

(d)       for Sellers' Own Use; or

(e) made to a Consumer for an annual delivered quantity such that (alone or when aggregated with other sales and supply of Sales Gas to that Consumer at the one location) the extent of the combined interest of the Sellers (aggregating Sales Gas sold and supplied by either or both Sellers as referred to in paragraph (a) and Sales Gas originally acquired from either or both Sellers as referred to in paragraph (b)) is greater than 5PJ per annum and either:

          (i) Gascor had not supplied that Consumer at any time prior to the sale; or

          (ii) the extent of the combined interest of the Sellers (aggregating Sales Gas sold and supplied by either or both Sellers as referred to in paragraph 9a) and Sales Gas originally acquired from either or both Sellers as referred to in paragraph (b)) exceeds the annual quantity most recently supplied by Gascor to that Consumer prior to the sale and supply by at least 5PJ per annum, in which case the sale and supply will be an Excluded Sale to the extent that the combined interest of Sellers exceeds the annual quantity most recently supplied by Gascor to that Consumer prior to the sale and supply.

"EXEMPTION" means the Competition Policy Authorisation under Part 6B or Part 6C of the Act and includes any other legislation or regulation which, in respect of this Agreement, has the same effect as Part 6B or Part 6C of the Act.

"EXEMPTION EVENT" is defined in Clause 17.2(a).

"EXPERT" means a person appointed as an expert in accordance with Clause 10.

"FINANCIAL DEFAULT" means a Party's failure to satisfy a Financial Obligation (but does not include a failure by Gascor to pay any disputed amount under a Retailer's Agency Agreement where Gascor has complied with the terms of Clause 6.10(b) of that Retailer's Agency Agreement until such time as the disputed amount is determined or agreed to be payable).

"FINANCIAL OBLIGATION" means an obligation under a Relevant Agreement to pay or cause to be paid an amount of money.

"FIRST CONTESTABILITY DATE" means the first date on which any Retailer is entitled to sell Gas to Contestable Customers (as defined in that Retailer's Agency Agreement) in accordance with the terms of its Retail Licence (as defined in that Retailer's Agency Agreement).

"FORCE MAJEURE" means any event or circumstance which relieves Gascor or any Seller from liability in accordance with Clause 20.5 of the Principal Contract for any failure in the fulfilment of any of their respective obligations under the Principal Contract.

"FORCE MAJEURE PERIOD" means the period during which a Seller or Gascor is relieved, in whole or in part, of its obligations under the Principal Contract in accordance with Clause 20.5(a) of the Principal Contract.

"GAS" means:

(a)       Sales Gas complying with the Gas Specifications;

(b) Off Specification Gas which is deemed to be Gas in accordance with Clause 10(b) of a Buyer's Sub-sales Agreement; and

(c) Off Specification Gas which is deemed to be Contract Gas (as defined in the Agency Agreements) in accordance with Clause 10(b) of a Retailer's Agency Agreement.

"GAS ALLOCATION MECHANISMS" is defined in paragraph 1.1 of Schedule 2.

"GASCOR DEFAULT NOTICE" is defined in Clause 13.1.

"GASCOR'S ACCUMULATED MAKE-UP GAS" means the aggregate of Gascor's Make-up Gas under the Principal Contract for each completed Contract Year less all quantities of Gascor's Make-up Gas which Sellers have delivered to Gascor under the Principal Contract.

"GASCOR'S MAKE-UP GAS" means, in respect of a Contract Year where the Annual Minimum Quantity for that Contract Year exceeds the Gas delivered to and taken by Gascor for that Contract Year under the Principal Contract, a quantity of Gas, expressed in GJ, equivalent to that excess.

"GASCOR'S UNDELIVERED GAS" means any quantity of Undelivered Gas (as defined in Clause 23.4(a) of the Principal Contract).

"GAS MONTH" means a period of time commencing with the beginning of the 1st Day of any calendar month and ending at the end of the last Day which commences in that calendar month.

"GAS SPECIFICATIONS" means the specifications and requirements for Gas delivered to Gascor by a Seller, as set out in Schedule 6 to the Principal Contract.

"GIPPSLAND BASIN" is defined in the Principal Contract.

"GJ" means gigajoules, 1 gigajoule being equal to 1,000,000,000 joules.

"GST" means a tax, duty, levy or charge on the supply of goods or services which:

(a) in general, is collected in instalments at each stage in the chain of production and distribution; and

(b) permits businesses engaged in the production and distribution of goods and services to offset the tax paid on acquisition of goods and services against the tax collected on the supply of goods or services (other than in specified circumstances, such where the end user has exempt or zero-rated status), and would include a tax having similar characteristics to the value added tax applicable in the United Kingdom or the goods and services tax applicable in New Zealand or Canada, in each case, as at the date of this Agreement.

"GUARANTEE" means, in relation to a Retailer, the deed of guarantee and indemnity entered into in August 1998 between that Retailer, its Related Distribution Companies and Gascor pursuant to which, amongst other things, its Related Distribution Companies have agreed to guarantee its Financial Obligations.

"INDEPENDENT ASSESSOR" is defined in paragraph 1(a) of Schedule 5.

"INITIAL NOMINATION" means, in relation to a Buyer, an Initial Nomination as defined in that Buyer's Sub-sales Agreement or Agency Agreement.

"INTRA-QUARTER MDQ ADJUSTMENT" is defined in Clause 4.6(a).

"MAKE-UP PERIOD" is defined in Clause 8.5(c)(i) of the Principal Contract and will be reduced or extended in accordance with the terms of the Principal Contract.

"MAKE-UP SHORTFALL AMOUNT" is defined in the Principal Contract.

"MAQ" means:

(a) in relation to a Retailer, the maximum quantity of Gas which that Retailer may take in any Contract Year under its Sub-sales Agreement and its Agency Agreement as determined in accordance with Clause 7.5; and

(b) in relation to RCo, the maximum quantity of Gas which RCo may take in any Contract year under its Sub-sales Agreement.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on:

(a)       the financial condition of Gascor;

(b) the rights of Gascor under the Principal Contract, any Relevant Agreement or any Guarantee; or

(c) the ability of Gascor to perform any of its obligations under the Principal Contract or any of the Relevant Agreements or any statutory or regulatory obligation (including without limitation any obligation under any licence issued to Gascor under section 48E of the Act).

"MATERIAL FINANCIAL DEFAULT" means:

(a) the occurrence of one or more Financial Defaults where the aggregate amount of money due is at least [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; or

(b) a failure by a Retailer to comply with any of its obligations under Clause 11.4 of its Guarantee or any of its obligations under any agreement contemplated by Clause 10.1(b)(2) of its Guarantee.

"MDQ" means, subject to Clause 7.4(c):

(a) in relation to Gascor, the maximum daily quantity of Gas, expressed in TJ/Day, which (subject to the Principal Contract) Gascor is entitled to nominate and take on any Day pursuant to the Principal Contract;

(b) in relation to RCo, the maximum daily quantity of Gas, expressed in TJ/Day, which RCo is entitled to nominate and take on any day pursuant to its Sub-sales Agreement;

(c) in relation to a Retailer, the maximum daily quantity of Gas, expressed in TJ/Day, which that Retailer is entitled to nominate and take on any Day both pursuant to its Sub-sales Agreement and its Agency Agreement in accordance with Clause 7.4(a); and

(d) for the purposes of Schedule 2 only, in relation to a Release Gas Purchaser, the maximum daily quantity of Gas, expressed in TJ/Day, which that Release Gas Purchaser is entitled to nominate and take on any Day pursuant to its Release Gas Contract.

"MEASURING AGENCY" is defined in the Principal Contract.

"MEMBER" means a Voting Member or the Non-voting Member.

"MINIMUM QUANTITY DEFAULT", in relation to a Retailer, is defined in that Retailer's Agency Agreement.

"MONTH" means a period of time commencing with the beginning of the 1st day of any calendar month and ending at the end of the last day of that calendar month.

"NATURAL GAS" means a naturally occurring mixture of one or more hydrocarbons being predominantly methane which normally exists in a gaseous state at 101.325 kilopascals and at a temperature of 15 degrees centigrade together with one or more of hydrogen sulphide, nitrogen, helium, carbon dioxide or other constituents.

"NOMINATION" means a Daily Nomination or a Non-Firm Nomination.

"NON-DEFAULTING PARTY" means:

(a) in the case of a Default by a Buyer (other than a Schedule 1 Default), Gascor;

(b)       in the case of a Schedule 1 Default, by RCo, Gascor;

(c) in the case of a Schedule 1 Default by a Retailer, Gascor or any other Retailer; and

(d) in the case of a Default by Gascor, each Buyer who is affected by the Default.

"NON-FINANCIAL DEFAULT" means a Party's failure to observe or perform any obligation under a Relevant Agreement to which it is a party and which is not a Financial Obligation while that obligation is not suspended by an event of Force Majeure.

"NON-FIRM NOMINATION" means:

(a) in relation to a Buyer, a nomination given by that Buyer to Gascor under Clause 3.3(b) or (d) of its Sub-sales Agreement or Clause 4.3(b) or (d) of its Agency Agreement or a single nomination given by that Buyer in place of two such nominations pursuant to Clause 7.3(a); and

(b) for the purposes of Schedule 2 only, in relation to a Release Gas Purchaser, any nomination given by that Release Gas Purchaser to Gascor or RCo under its Release Gas Contract other than a Daily Nomination.

"NON-VOTING MEMBER" is the member of the Committee appointed by Gascor pursuant to paragraph 2(c) of Part A of Schedule 1.

"OFF SPECIFICATION GAS" means gas which does not comply with the Gas Specifications.

"OFF SPECIFICATION REDUCTION QUANTITY" is defined in the Principal Contract.

"PANEL" is defined in Clause 11.2(b).

"PANEL CHAIRPERSON" is defined in Clause 11.7.

"PARTIES TO THE ARBITRATION" is defined in Clause 11.2(a).

"PARTY" means a party to this Agreement.

"PERFORMANCE AUDITOR" is defined in paragraph 3(a) of Part B of Schedule 1.

"PERFORMANCE DAY" means a Day upon which each Seller delivered Gas to Gascor in accordance with the Principal Contract without being affected by an event of Force Majeure, any reduction in delivery pursuant to Clause 5.5 of the Principal Contract or any reduction or shut down pursuant to Clause 17 of the Principal Contract and without delivery of any Off Specification Gas or any failure to delivery any quantity of Gas which by the terms of the Principal Contract each Seller was obliged (disregarding Clause 16.2(c) of the Principal Contract) to deliver to Gascor due to the likelihood of delivery of Off Specification Gas.

"PJ" means petajoules, 1 petajoule being equal to 1,000,000 GJs.

"POINT OF DELIVERY" is defined in the Principal Contract.

"PRECEDING QUARTER" is defined, for the purposes of Clause 4.5(b), in Clause 4.5(b) and, for the purposes of Clause 4.5(c), in Clause 4.5(c).

"PRINCIPAL CONTRACT" is defined in Recital A.

"PRINCIPAL CONTRACT REFERENCE" means a Reference (as that term is defined in the Principal Contract).

"PROCESS AND MECHANISMS" is defined in the Principal Contract.

"PROCEEDINGS" is defined in paragraph 1 of Part E of Schedule 1.

"PRRT" means any Tax imposed or assessed under the Petroleum Resource Rent Tax Act 1987 or the Petroleum Resource Rent Tax Assessment Act 1987.

"QT" is defined in Clause 7.1(b).

"QUARTER" means a period three Gas Months commencing at the beginning of the 1st Day of January, April, July or October in any Contract Year.

"REASONABLE AND PRUDENT OPERATOR" means a person who exercises that degree of skill, diligence, care, prudence and foresight that would reasonably and ordinarily be exercised by skilled, diligent, prudent and experienced operators under similar circumstances and conditions in accordance with applicable laws, regulations and standards.

"REDUCTION DATE" is defined in Clause 4.4(c).

"RELATED COMPANY" means, in relation to a Retailer:

(a) a related body corporate (within the meaning of the Corporations Law) of that Retailer;

(b)       an entity controlled by the ultimate holding company of that Retailer;

(c) a body corporate ("BODY CORPORATE A") in respect of which any body corporate or entity described in any of paragraphs (a) or (b) of this definition alone or in conjunction with or when aggregated with any other body corporate or entity described in any of such paragraphs:

          (1)       owns beneficially at least 50% of the issued shares;

          (2) is in a position to cast or control the casting of at least 50% of the maximum number of votes that may be cast at a general meeting of Body Corporate A;

          (3) controls the composition of at least one half of the board of directors or other governing body of Body Corporate A and for the purposes of determining control, section 47 of the Corporations Law will apply with necessary changes.

          In this definition whether an entity or body corporate controls another entity will be determined in the same way as it is determined for the purposes of Part 3.6 of the Corporations Law.

"RELATED DETERMINED CLAIMS" means all claims (excluding Sellers' Related Determined Claims) made by any one or more Buyers against Gascor in respect of any one act, omission or event or any one series of related acts, omissions or events in relation to which the Panel has delivered an award or awards, a court has given judgment or judgments (except where the judgment is being appealed or Gascor has given notice to the relevant Buyer or Buyers of its intention to appeal against the judgment) or which has or have been settled by Gascor.

"RELATED DISPUTE" is defined in Clause 11.17.

"RELATED DISTRIBUTION COMPANIES" means:

(a) in relation to Energy 21 Pty Ltd, Stratus Networks Pty Ltd ACN 079 089 099 and Stratus Networks (Assets) Pty Ltd ACN 079 089 142;

(b) in relation to Ikon Energy Pty Ltd, Multinet Pty Ltd ACN 079 088 930 and Multinet (Assets) Pty Ltd ACN 079 088 967; and

(c) in relation to Kinetik Energy Pty Ltd, Westar Pty Ltd ACN 079 089 008 and Westar (Assets) Pty Ltd ACN 079 089 062 .

"RELATED SELLERS' SALE" means, in relation to a Retailer:

(a) a Sellers' Direct Sales which is made to a Consumer which prior to the Sellers' Direct Sale purchased Sales Gas from that Retailer and where there has been no intervening sale of Sales Gas to that Consumer by any person; or

(b) a Sellers' Direct Sale which is made to a Consumer which last purchased Sales Gas from that Retailer and where there have been intervening sales of Sales Gas to that Consumer by one or more persons (other than a Retailer).

"RELEASE GAS AQ REDUCTION QUANTITY" means, in relation to a Release Gas Year the aggregate amount of the reduction to be made in respect of all Retailers' AQs in that Release Gas Year as notified by Gascor to each Retailer in accordance with Clause 6.1(i)(2).

"RELEASE GAS COMMENCEMENT DATE" means the date on which the Release Gas Period will start as notified by Gascor to each Retailer in accordance with Clause 6.1(i)(1).

"RELEASE GAS CONTRACT" means, in relation to a Release Gas Purchaser, the agreement entered into between that Release Gas Purchaser, RCo and Gascor relating to the supply by RCo, and the purchase by that Release Gas Purchaser, of Gas.

"RELEASE GAS OPTION" is defined in Clause 6.1(a).

"RELEASE GAS OPTION EXERCISE DATE" means the date on which Gascor gives the release Gas Option Exercise Notice in accordance with Clause 6.1(g).

"RELEASE GAS OPTION EXERCISE NOTICE" is defined in Clause 6.1(g).

"RELEASE GAS PERIOD" means the period commencing at 9.00 am on the Release Gas Commencement Date and ending at 9.00 am on 1 January 2004.

"RELEASE GAS PURCHASER" means any person who enters into an agreement with RCo and Gascor relating to the sale by RCo, and the purchase by that person, of Gas (being Gas which RCo is entitled to purchase from Gascor under its Sub-sales Agreement), including without limitation Ecogen.

"RELEASE GAS YEAR" means:

(a) if the Release Gas Commencement Date occurs in the calendar year ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], each of the Contract Years ending at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] respectively;

(b) if the Release Gas Commencement Date occurs in the calendar year ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], each of the Contract Years ending at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] respectively; or

(c) if the Release Gas Commencement Date is [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], each of the Contract Years ending at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] respectively.

"RELEVANT AGREEMENTS" means this Agreement, the Transition Agreements, the Sub-sales Agreements and the Agency Agreements (each a "RELEVANT AGREEMENT").

"RELEVANT COMPANY" means:

(a) a related body corporate (within the meaning of the Corporations Law) of a Seller;

(b) a body corporate which would be a subsidiary (within the meaning of the Corporations Law) of the ultimate holding company (within the meaning of the Corporations Law) of one Seller ("SELLER A") if the other Seller ("SELLER B") and each related boy corporate of Seller B were each a subsidiary of the ultimate holding company of Seller A;

(c)       an entity controlled by the ultimate holding company of a Seller;

(d) an entity that would be controlled by the ultimate holding company of a Seller (Seller A) if the ultimate holding company of the other Seller (Seller B) and each entity which it controls was each an entity controlled by the ultimate holding company of Seller A;

(e) a body corporate ("BODY CORPORATE A") in respect of which any body corporate or entity described in any of paragraphs (a) to (d) of this definition alone or in conjunction with or when aggregated with any other body corporate or entity described in any of paragraphs (a) to
          (d) of this definition:

          (1)       owns beneficially at least 50% of the issued shares;

          (2) is in a position to cast or control the casting of at least 50% of the maximum number of votes that might be cast at a general meeting of Body Corporate A; or

          (3) controls the composition of at least one half of the board of directors or other governing body of Body Corporate A and for the purposes of determining control section 47 of the corporations Law will apply with necessary changes.

In this definition whether an entity or body corporate controls another entity will be determined in the same way as it is determined for the purposes of Part
3.6 of the Corporations Law.

"RELEVANT PURCHASERS" means the Buyers and the Release Gas Purchasers (each a "RELEVANT PURCHASER").

"RELEVANT RETAILER" is defined:

(a)       for the purposes of Clause 3.1(h), in Clause 3.1(h);

(b)       for the purposes of Clause 3.2(d), in Clause 3.2(d);

(c)       for the purposes of Clause 3.4, in Clause 3.4;

(d)       for the purposes of Clause 3.6, in Clause 3.6;

(e)       for the purposes of Clause 4.4(c), in Clause 4.4(c);

(f) for the purposes of paragraph 2 of Part E of Schedule 1, in paragraph 2(c) of Part E of that Schedule; and

(g) for the purposes of paragraph 3 of Part E of Schedule 1, in paragraph 3(e) of Part E of that Schedule.

"RELEVANT SALE" means a sale and supply by either or both of the Sellers or any Relevant Company (whether alone or in conjunction with others) of Sales Gas from the Gippsland Basin where, and to the extent that, the ultimate Consumer or Consumers are located in the State but does not include a sale and supply under the Principal Contract or an Excluded Sale. If the sale is in conjunction with others then it is only a Relevant Sale to the extent of the interest of the Sellers or the Relevant Company in that sale and supply.

"RELEVANT YEAR" is defined, for the purposes of Clause 3.2(d), in Clause 3.2(d) and, for the purposes of Clause 3.4, in Clause 3.4.

"REMAINING PARTY" is defined in Clause 14.2(e)(3).

"REPLY" is defined in Clause 11.5.

"RESERVES SHORTFALL" is defined in the Principal Contract.

"RESERVES SURPLUS" is defined in the Principal Contract.

"RESPONDENT" is defined in Clause 11.3.

"RESPONSE" is defined in Clause 11.4.

"RETAIL LICENCE DEFAULT", in relation to a Retailer, is defined in that Retailer's Agency Agreement.

"SALES GAS" means Natural Gas which has been processed and is of marketable quality.

"SCHEDULE 1 DEFAULT" means a Buyer's failure to observe or perform any obligation which it is required to observe or perform under Schedule 1.

"SCHEDULE 1 DEFAULT NOTICE" is defined in Clause 12.1(b).

"SELLERS" means collectively Esso and BHP as defined in Recital A (each a "SELLER").

"SELLERS' AGENT" is defined in the Principal Contract.

"SELLERS' CLAIM" is defined in paragraph 1 of Part E of Schedule 1.

"SELLERS' DEFAULT" means a failure by a Seller to satisfy, observe or perform any obligation of that seller under the Principal Contract.

"SELLERS' DIRECT SALES" means any Relevant Sale pursuant to a contract or agreement entered into after the date of the Principal Contract where the contract or agreement is with the Consumer of that Sales Gas.

"SELLERS' GIPPSLAND BASIN" means the aggregate of the interest held from time to time by each Seller and each Relevant Company in fields within the Gippsland Basin.

"SELLERS' INDIRECT SALES" means any Relevant Sale pursuant to a contract or agreement entered into after the date of the Principal Contract where the contract or agreement is with a party (including an aggregator or distributor) other than the Consumer of that Sales Gas.

"SELLERS' OWN USE" is defined in the Principal Contract.

"SELLERS' RELATED DETERMINED CLAIMS" means all claims made by any one or more Buyers against Gascor in respect of any one act, omission or event or any one series of related acts, omissions or events where that act, omission or event or series of related acts, omissions or events has been directly or indirectly caused by or has arisen as a result of a Seller's Default and in relation to which the Panel has delivered an award or awards, a court has given a judgment or judgments (except where the judgment is being appealed or Gascor has given notice to the relevant Buyer or Buyers of its intention to appeal against the judgment) or which has or have been settled by Gascor.

"SELLERS' SALES" means Sellers' Direct Sales plus Sellers' Indirect Sales.

"SELLERS' SALES ALLOCATION" means the quantity of Sellers' Sales in a period, expressed in GJ, which is allocated to a Retailer in accordance with the Sellers' Sales Allocation Mechanisms.

"SELLERS' SALES ALLOCATION AREA" means, in relation to a Retailer, any area in which that retailer is from time to time licensed to sell gas to customers (as defined in the Act), other than non-franchise customers (as defined in the Act), pursuant to section 48E of the Act.

"SELLERS' SALES ALLOCATION MECHANISMS" is defined in Clause 4.2(a).

"SELLERS' SALES AUDITOR" is defined in paragraph 4(a) of Schedule 5.

"SOLVENCY DEFAULT" means the occurrence of any one or more of the following in respect of a Party:

(a) an order being made or a resolution being passed for the winding up of or dissolution without winding up of the Party unless the order or resolution is for the purpose of reconstruction or amalgamation under a scheme to which the other Parties have given consent; or

(b) the Party enters into any arrangement, reconstruction or composition with or for the benefit of its creditors with the exception of a reconstruction or amalgamation of a Party while solvent.

"SOU CUSTOMERS" means the persons listed in Schedule 9 of the Principal
Contract.

"STATE" means the State of Victoria.

"SUB-SALES AGREEMENT" means, in relation to a buyer, the agreement entered into in August 1998 or, in the case of RCo, at any time after the date of this Agreement between Gascor and that Buyer relating to the supply by Gascor, and purchase by that Buyer, of Gas.

"TAX" means a royalty, tax, rate, duty, levy or charge levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia, and, without limiting the generality of the foregoing, includes, if levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia a Carbon Tax, sales tax, GST and PRRT.

"TJ" means terajoules, 1 terajoule being equal to 1,000 GJ.

"TOTAL DAILY DELIVERED QUANTITY" is defined in paragraph 1.1 of Schedule 2.

"TOTAL GASCOR GAS" means, in relation to a period, the total quantity of Gas delivered to and taken by Gascor under the Principal Contract in that period.

"TOTAL QUANTITY" is defined in the Principal Contract.

"TRANSITION AGREEMENT" means, in relation to a Retailer, the agreement entered into in August 1998 between Gascor and that Retailer containing certain provisions of a savings and transitional nature relating to the commencement of that Retailer's Agency Agreement and Sub-sales Agreement.

"TRANSITION COMPANY" means:

(a)       Transmission Pipelines Australia Pty Ltd (ACN 079 089 268);

(b)       Transmission Pipelines Australia (Assets) Pty Ltd (ACN 079 136 413);
          or

(c)       VENCorp.

"VENCORP" means the Victorian Energy Networks Corporation established under Division 2A of Part 2 of the Act.

"VOTING MEMBER" is a member of the Committee appointed pursuant to paragraphs 2(b) or 2(e) of Part A of Schedule 1.

"WORKING DAY" means any day other than a Saturday or Sunday on which banks are open for general banking business in the State.

--------------------------------------------------------------------------------
2.        BUYERS ANNUAL DEFICIENCY PAYMENTS AND BUYER'S MAKE-UP GAS
--------------------------------------------------------------------------------

2.1       BUYER'S ANNUAL DEFICIENCY PAYMENTS

          (a) If the aggregate quantities of Gas delivered to and taken by all Buyers (giving each Buyer credit for the aggregate quantity of Buyer's Make-up Gas taken as a result of Clause 2.3) during any Contract Year is less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year, each Buyer which has an Annual Shortfall in that Contract Year must pay to Gascor (in accordance with Clause 8 of its Sub-sales Agreement) an amount (a "BUYER'S ANNUAL DEFICIENCY PAYMENT") calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          Bi is the Buyer's Annual Deficiency Payment (if any), expressed in $, payable by that Buyer for that Contract Year;

          ADP is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (if any) payable by Gascor to Sellers for that Contract Year under Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Principal Contract;

          BSi is that Buyer's [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year; and

   (SIGMA)BSi       is the sum of all Buyers' respective [THIS PARAGRAPH
                    CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED,
                    BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.] for that Contract Year.

          (b) To avoid doubt, no Buyer shall have any liability to make a Buyer's Annual Deficiency Payment in respect of a Contract Year if Gascor is not required to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of that Contract Year under the Principal Contract.

2.2       OBLIGATION TO TAKE BUYER'S MAKE-UP GAS IN SUBSEQUENT YEARS

          (a) Each Buyer must (subject to, and in accordance with, the provisions of that Buyer's Sub-sales Agreement and Agency Agreement and this Clause 2) take delivery from Gascor, without payment (subject to Clause 2.6), of quantities of Buyer's Make-up Gas during any subsequent Contract Year provided that:

          (1) subject to Clause 2.3, a Buyer may not take delivery of any Buyer's Make-up Gas in a Contract Year unless Gascor can take delivery of Gascor's Make-up Gas in that Contract Year under the Principal Contract;

          (2) subject to Clause 2.3, the aggregate quantity of Buyer's Make-up Gas which all Buyers must take in a Contract Year shall not exceed the quantity of Gascor's Make-up Gas which Gascor is entitled to take in that Contract Year;

          (3) a Buyer may not take delivery of quantities of Buyer's Make-up Gas in a Contract Year in excess of its Buyer's Accumulated Make-up Gas less all quantities of Gas which will be deemed to be Buyer's Make-up Gas of that Buyer in each subsequent Contract Year as a result of the application of Clause 2.3(b);

          (4) title to Buyer's Make-up Gas will pass to a Buyer or a third party only if and when that Gas is delivered to that Buyer or a third party (as the case may be) in a subsequent

                    Contract Year under that Buyer's Sub-sales Agreement or Agency Agreement (as the case may be); and

          (5) RCo may not take delivery of quantities of Buyer's Make-up Gas after the end of the Release Gas Period and any rights of RCo to Buyer's Accumulated Make-up Gas remaining at the end of the Release Gas Period will be forfeited.

          (b) A Buyer is not entitled to take delivery of quantities of Buyer's Make-up Gas other than in circumstances when it must take quantities of Buyer's Make-up Gas in accordance with the provisions of this Clause 2.

          (c) Subject to Clause 2.2(a), each Buyer which has an Annual Excess in a Contract Year and which has Buyer's Accumulated Make-up Gas after deduction of all quantities of Gas which will be deemed to be Buyer's Make-up Gas of that Buyer in each subsequent Contract Year as a result of the application of Clause 2.3(b) must take delivery from Gascor of a quantity of Buyer's Make-up Gas in that Contract Year equal to the lesser of:

          (1) a quantity equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; or

          (2)       a quantity calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    BMi is the quantity of Buyer's Make-up Gas, expressed in GJ, which that Buyer must take in that Contract Year;

                    GM is the quantity of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] must take in that Contract Year under the Principal Contract less any quantity of Gas which is deemed to be [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in that Contract Year pursuant to Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Principal Contract;

                    BEi is that Buyer's [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year; and

             (SIGMA)BEi       is the sum of the [THIS PARAGRAPH CONTAINS
                              CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED,
                              BUT FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION.] in that Contract Year of all Buyers which have Buyer's Accumulated Make-up Gas.

          (d) If the quantity of Gascor's Make-up Gas which Gascor must take in a Contract Year less any quantity of Gas which is deemed to be Gascor's Make-up Gas in that Contract Year in accordance with Clause 4.10(a) of the Principal Contract exceeds the aggregate quantity of Buyer's Make-up Gas which all Buyers must take in that Contract Year as calculated in accordance with Clause 2.2(c) and by virtue of any previous application of this Clause 2.2(d), then, subject to Clause 2.2(a), each Buyer which:

          (1)       has an Annual Excess in that Contract Year; and

          (2) has Buyer's Accumulated Make-up Gas after deduction of all quantities of Buyer's Make-up Gas which that Buyer must take in that Contract Year in accordance with Clause 2.2(c) and by virtue of any previous application of this Clause 2.2(d) and after deduction of all quantities of Gas which will be deemed to be Buyer's Make-up Gas of that Buyer in each subsequent Contract year as a result of the application of Clause 2.3(b), must take an additional quantity of Buyer's Make-up Gas equal to the lesser of:

                    (A) the quantity equal to that Buyer's Annual Excess for that Contract Year after deduction of all quantities of Buyer's Make-up Gas which that Buyer must take in that Contract Year in accordance with Clause 2.2(c) and by virtue of any previous applications of this Clause 2.2(d); or

                    (B)  the quantity calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    AMi is the additional quantity of Buyer's Make-up Gas, expressed in GJ, which a Buyer must take in that Contract Year pursuant to this Clause 2.2(d);

                    GML is the quantity of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which Gascor must take in that Contract Year under the Principal Contract less:

                              (i) any quantity of Gas which is deemed to be [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in that Contract Year pursuant to Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Principal Contract; and

                              (ii)      the aggregate quantity of Buyer's
                                        Make-up Gas which all Buyers must take
                                        in that Contract Year in accordance with Clause 2.2(c); and

                              (iii)     the aggregate quantity of [THIS
                                        PARAGRAPH CONTAINS CONFIDENTIAL
                                        INFORMATION WHICH HAS BEEN OMITTED, BUT
                                        FILED SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION.] which all Buyers
                                        must take in that Contract Year by
                                        virtue of any previous application of
                                        this Clause 2.2(d);

                              BEi is that Buyer's Annual Excess in that Contract Year; and

                       (SIGMA)BEi       is the sum of the Annual Excess in that
                                        Contract Year of all Buyers which have
                                        remaining Buyer's Accumulated Make-up
                                        Gas after deduction of all quantities of Buyer's Make-up Gas which they must take in that Contract Year in accordance with Clause 2.2(c) and by virtue of any previous application of this Clause
                                        2.2(d) and after deduction of all
                                        quantities of Gas which will be deemed
                                        to be Buyer's Make-up Gas of that Buyer
                                        in each subsequent Contract Year as a
                                        result of the application of Clause
                                        2.3(b).

          (e) Clause 2.2(d) shall apply iteratively until all quantities of Buyer's Make-up Gas which Buyers which have an Annual Excess must take in that Contract Year pursuant to Clause 2.2(d) have been taken.

          (f) If the quantity of Gascor's Make-up Gas which Gascor must take in a Contract Year less any quantity of Gas which is deemed to be Gascor's Make-up Gas in that Contract Year in accordance with Clause 4.10(a) of the Principal Contract exceeds the aggregate quantity of Buyer's Make-up Gas which all Buyers must take in that Contract Year as calculated in accordance with Clauses 2.2(c) to (e) inclusive, then each Buyer which has Buyer's Make-up Gas (after deducting all quantities of Buyer's Make-up Gas which that Buyer must take in that Contract Year in accordance with Clauses 2.2(c) to (e) inclusive and after deduction of all quantities of Gas which will be deemed to be

          Buyer's Make-up Gas of that Buyer in each subsequent Contract Year as a result of the application of Clause 2.3(b)) must take an additional quantity of Buyer's Make-up Gas calculated in accordance with the following formula:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          AMi is the additional quantity of Buyer's Make-up Gas, expressed in GJ, which a Buyer must take in that Contract Year pursuant to this Clause 2.2(f);

          GML is the quantity of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which Gascor must take in that Contract Year under the Principal Contract less:

                    (1) any quantity of Gas which is deemed to be [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in that Contract Year in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Principal Contract; and

                    (2) the aggregate quantity of Buyer's Make-up Gas which all Buyers must take in that Contract Year as calculated in accordance with Clauses 2.2(c) to
                              (e) inclusive;

          BAi       is the Buyer's Accumulated Make-up Gas of that Buyer less:

                    (1) all quantities of Buyer's Make-up Gas which that Buyer must take in that Contract Year in accordance with Clauses 2.2(c) to (e) inclusive; and

                    (2) all quantities of Gas which will be deemed to be Buyer's Make-up Gas of that Buyer in each subsequent Contract Year as a result of the application of Clause 2.3(b); and

   (SIGMA)BAi       is the sum of the Buyer's Accumulated Make-up Gas of all
                    Buyers less:

                    (1) the aggregate quantities of Buyer's Make-up Gas which all Buyers must take in that Contract Year in accordance with Clauses 2.2(c) to (e) inclusive; and

                    (2) all quantities of Gas which will be deemed to be Buyer's Make-up Gas of the Buyers in each subsequent Contract Year as a result of the application of Clause 2.3(b).

          (g) The quantity of Buyer's Make-up Gas (if any) which a Buyer must take in a Contract Year will be delivered under its Sub-sales Agreement unless and to the extent that such quantity of Buyer's Make-up Gas exceeds the quantity of Gas delivered to that Buyer under its Sub-sales Agreement in that Contract Year, in which case the excess will be delivered to that Buyer under its Agency Agreement.

          (h) If a Retailer's Allocated Quantity is reduced to zero in a Contract Year and that Retailer would have been entitled to take delivery of quantities of Buyer's Make-up Gas during that Contract Year in accordance with this Clause 2.2 but for that reduction, then:

          (1) Gascor must pay to that Retailer within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days after the end of that Contract Year an amount calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    P is the amount of the payment to the Retailer, expressed in $;

                    BMi is the quantity of Buyer's Make-up Gas which that Retailer would have entitled to take delivery of during that Contract Year in accordance with this Clause 2.2 but for that reduction;

                    CP is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year;

                    TD is the amount (if any), expressed in $, which would have been payable by that Retailer in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] had that Retailer taken delivery of a quantity of Buyer's Make-up Gas equal to BMi;

                    TC is the amount (if any), expressed in $, which would have been payable by Gascor to that Retailer in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] had that

                              Retailer taken delivery of a quantity of Buyer's Make-up Gas equal to BMi; and

          (2) the Buyer's Accumulated Make-up Gas of that Buyer will be reduced with effect from the end of that Contract Year by the quantity BMi determined in accordance with Clause 2.2(h)(1).

          (i) If a Retailer's Allocated Quantity is reduced to zero in a Contract Year and, at that time, that Retailer has a quantity of Buyer's Accumulated Make-up Gas, that Retailer may only nominate that quantity of Buyer's Accumulated Make-up Gas for delivery under its Sub-sales Agreement during the Make-up Period in accordance with Clause 2.5 and that Retailer may not nominate any quantity of Gas for delivery under its Sub-sales Agreement at any time during the remainder of that Contract Year.

2.3       OBLIGATIONS TO TAKE BUYER'S MAKE-UP GAS AT SELLER'S DIRECTION

          (a) If Sellers direct, in accordance with Clause 4.10(a) of the Principal Contract, that Gas delivered under the Principal Contract will be deemed to be Gascor's Make-up Gas, then, subject to Clause 2.3(b), Gas delivered to and taken by each Buyer will be deemed to be Buyer's Make-up Gas until the earlier of:

          (1) the Buyer's Accumulated Make-up Gas of that Buyer being reduced to zero; or

          (2) the Day on which Gas delivered under the Principal Contract is no longer deemed to be Gascor's Make-up Gas in accordance with Clause 4.10(a) of the Principal Contract.

          (b) If at the end of the Accumulated Make-up Gas Reduction Period the aggregate quantity of Gascor's Make-up Gas which is deemed to be delivered to Gascor during that period exceeds the total quantity of Buyer's Make-up Gas which is deemed to be delivered to all Buyers in that period in accordance with Clause 2.3(a), Gas delivered after the end of the Accumulated Make-up Gas Reduction Period to each Buyer which has Buyer's Accumulated Make-up Gas at the end of the Accumulated Make-up Gas Reduction Period will continue to be deemed to be Buyer's Make-Up Gas until such time as such Buyer has taken delivery of a quantity of Gas calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          DMi is the quantity of Gas, expressed in GJ, delivered to a Buyer which is deemed to be Buyer's Make-up Gas after the end of the Accumulated Make-up Gas Reduction Period;

          EM is the quantity by which the quantity of Gascor Make-up Gas delivered to Gascor during the Accumulated Make-up Gas Reduction Period in accordance with Clause 4.10(a) of the

                    Principal Contract exceeds the total quantity of Buyer's Make-up Gas which is deemed to be delivered to all Buyers in that period in accordance with Clause 2.3(a);

          BAi is the remaining Buyer's Accumulated Make-up Gas of that Buyer at the end of the Accumulated Make-up Gas Reduction Period; and

   (SIGMA)BAi       is the aggregate remaining Buyer's Accumulated Make-up Gas of all Buyers at the end of the Accumulated Make-up Gas of all Buyers at the end of the Accumulated Make-up Gas
                    Reduction Period.

          (c) If by the end of the Contract Period the quantity of Gas delivered to a Retailer which is deemed to be Buyer's Make-up Gas pursuant to Clause 2.3(b) is less than the quantity DMi determined in respect of that Retailer in accordance with that Clause:

          (1) Gascor must pay to that Retailer within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days after the end of the Contract Period an amount calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    P is the amount of the payment to the Retailer, expressed in $;

                    Ei is the quantity equal to the quantity [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] determined in respect of that Retailer in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] less the quantity of Gas delivered to that Retailer during the remainder of the Contract Period which is deemed to be Buyer's Make-up Gas in accordance with that Clause;

                    CP is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] during the Accumulated Make-up Gas Reduction Period or, if more than one [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] applied during the Accumulated Make-up Gas Reduction Period, the weighted average of such [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] based on the number of Days to which each such [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] applied;

                    TD is the amount (if any), expressed in $, which would have been payable by that Retailer in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with Clause 2.6(b) had that Retailer taken delivery of a quantity of Buyer's Make-up Gas in the Accumulated Make-up Gas Reduction Period equal to Ei.

                    TC is the amount (if any), expressed in $, which would have been payable by Gascor to that Retailer in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with Clause 2.6(c) had that Retailer taken delivery of a quantity of Buyer's Make-up Gas in the Accumulated Make-up Gas Reduction Period equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          (2) the Buyer's Accumulated Make-up Gas of that Buyer will be reduced with effect from the end of the Contract Period by the Quantity [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] determined in accordance with Clause 2.3(c)(i).

          (d) If by the end of the Contract Period or, if earlier, the end of the Release Gas Period the quantity of Gas delivered to RCo which is deemed to be Buyer's Make-up Gas in accordance with Clause 2.3(b) is less than the quantity DMi determined in respect of RCo in accordance with that Clause:

          (1) Gascor will pay to RCo within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days after the end of the Contract Period or, if earlier, the end of the Release Gas Period an amount calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    P is the amount of the payment to RCo, expressed in $;

                    Ei is the quantity equal to the quantity [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE

                              SECURITIES AND EXCHANGE COMMISSION.] determined in respect of RCo in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] less the quantity of Gas subsequently delivered to RCo before the end of the Contract Period or, if earlier, the end of the Release Gas Period which is deemed to be Buyer's Make-up Gas in accordance with that Clause;

                    CP        is defined in Clause 2.3(c)(i);

                    TD is the amount (if any), expressed in $, which would have been payable by RCo in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] had RCo taken delivery of a quantity of Buyer's Make-up Gas in the Accumulated Make-up Gas Reduction Period equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

                    TC is the amount (if any), expressed in $, which would have been payable by Gascor to RCo in respect of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] had RCo taken deliver of a quantity of Buyer's Make-up Gas in the Accumulated Make-up Gas Reduction Period equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          (2) the Buyer's Accumulated Make-up Gas of RCo will be reduced with effect from the end of the Contract Period or, if earlier, the end of the Release Gas Period by the quantity [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] determined in accordance with Clause 2.3(d)(i).

          (e) In no event is Gascor required to make payments to Buyers in accordance with this Clause 2.3 if and to the extent that the aggregate amount of such payments plus the aggregate value of Buyer's Make-up Gas deemed to be delivered to all Buyers after the Accumulated Make-up Gas Reduction Period in accordance with Clause 2.3 (taking into account any amounts payable by each Buyer or Gascor in respect of

          Tax in relation to such Buyer's Make-up Gas in accordance with Clause 2.6) would exceed the aggregate amount paid by all Buyers to Gascor for Gas delivered during the Accumulated Make-up Gas Reduction Period. Any payments which Gascor would have been required to make but for this Clause 2.3(e) must be reduced on a proportionate basis and the quantity by which the Buyer's Accumulated Make-up Gas of a Buyer would have been reduced but for this Clause 2.3(e) must be reduced on the same basis.

2.4       PAYMENTS IN RESPECT OF REDUCED BUYER'S ACCUMULATED MAKE-UP GAS

If Gascor is paid all or part of the Make-up Shortfall Amount by the Sellers in accordance with Clause 4.10(b) of the Principal Contract, then Gascor must, within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days of receipt of such payment, pay to each Buyer an amount calculated as follows:

[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Where:

PBi       is the amount which Gascor must pay to a Buyer, expressed in $;

GP is the amount of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] paid to Gascor in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Principal Contract;

MSAi is the Buyer's Make-up Shortfall Amount determined in respect of that Buyer adjusted to take account of changes in CPI since the date upon which each Buyer's Annual Deficiency Payment used in determining the Buyer's Make-up Shortfall Amount of that Buyer was paid; and

(SIGMA)MSAi is the aggregate amount of the Buyer's Make-up Shortfall Amounts determined in respect of all Buyers, in each case adjusted to take account of changes in CPI since the date upon which each Buyer's Annual Deficiency Payment used in determining the Buyer's Make-up Shortfall Amount of that Buyer was paid.

2.5       RIGHT TO TAKE BUYER'S ACCUMULATED MAKE-UP GAS IN MAKE-UP PERIOD

          (a) If at the end of the Contract Period, a Retailer has Buyer's Accumulated Make-up Gas:

          (1) that Retailer may nominate Buyer's Accumulated Make-up Gas for delivery under its Sub-sales Agreement during the Make-up Period;

          (2) that Retailer's MDQ for the Make-up Period will be determined in accordance with Clauses 2.5(b) and (c);

          (3) Gascor must notify that Retailer of the date on which the Make-up Period ends as soon as reasonably practicable after the Make-up Period has been determined;

          (4) Gascor must during the Make-up Period deliver such Buyer's Accumulated Make-up Gas as is nominated by each Retailer and required to be delivered in accordance with the provisions of its Sub-sales Agreement which continue to apply (as specified in Clause 2.5(a)(v);

          (5) delivery of Buyer's Accumulated Make-up Gas to a Retailer during the Make-up Period will be in accordance with the terms of that Retailer's Sub-sales Agreement (other than Clauses 5.1 (Gas Price) and 15 (Tax) of that agreement); and

          (6) any rights of a Retailer in relation to Buyer's Accumulated Make-up Gas remaining at the end of the Make-up Period will be forfeited.

          (b) Subject to Clause 2.5(c), the Retailers must use their reasonable endeavours to agree between themselves their respective MDQs for the Make-up Period by no later than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days prior to the final day on which Gascor may give a notice to the Sellers nominating Gascor's MDQ for the Make-up Period in accordance with Clause 8.5(c)(ii) of the Principal Contract. Subject to Clause 2.5(c), if the Retailers fail to agree their respective MDQs or fail to notify Gascor of their agreed MDQs by that date, each Retailer will (subject to Clause 3.6(b)) be deemed to have elected an MDQ for the Make-up Period equal to its Base MDQ on the final Day of the Contract Period.

          (c) For the purposes of the Make-up Period, the MDQ of each Retailer which has Buyer's Accumulated Make-up Gas at the start of the Make-up Period will be calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          M         is such a Retailer's MDQ for the Make-up Period;

          GMi is [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for the Make-up Period;

          AMi is the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of that [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for the Make-up Period as agreed or deemed in accordance with Clause [THIS PARAGRAPH CONTAINS CONFIDENTIAL

                    INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

   (SIGMA)AMi       is the sum of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL
                    INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE COMMISSION.] of all [THIS
                    PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN
                    OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.] which have Buyer's Accumulated Make-up
                    Gas at the start of the Make-up Period for the Make-up
                    Period as agreed or deemed in accordance with Clause 2.5(b).

2.6       NO OBLIGATION TO MAKE PAYMENT FOR BUYER'S MAKE-UP GAS

          (a) Subject to Clauses 2.6(b) and (c), a Buyer is not required to pay any amount to Gascor in respect of the delivery by Gascor of, and the taking by that Buyer of, Buyer's Make-up Gas.

          (b) If in respect of the production and processing of Gas for Gascor which comprises Buyer's Make-up Gas or the supply of Buyer's Make-up Gas to a Buyer an amount is payable by Gascor in respect of a new or increased level of Tax which was not included (pursuant to Clause 15 of that Buyer's Sub-sales Agreement) in the Contract Price or in any additional payment made at the time that Buyer was required to make the corresponding Buyer's Annual Deficiency Payment:

          (1) the next Monthly Statement (as defined in that Buyer's Sub-sales Agreement) issued to that Buyer must include an amount payable by that Buyer equivalent to the amount by which the new or increased level of Tax would (if effective as the time of corresponding Buyer's Annual Deficiency Payment) have increased the payment for Gas pursuant to Clause 15 of that Buyer's Sub-sales Agreement, expressed as $/GJ, multiplied by the quantity of Buyer's Make-up Gas delivered to and taken by that Buyer under its Sub-sales Agreement; and

          (2) in the case of a Retailer, the next Monthly Claim Form (as defined in that Retailer's Agency Agreement) issued by that Retailer must include an amount in reduction of the Commission (as defined in that Retailer's Agency Agreement) equal to the amount by which the new or increased level of Tax would (if effective at the time of the corresponding Buyer's Annual Deficiency Payment) have decreased the Commission payable to that Retailer pursuant to Clause 16 of that Retailer's Agency Agreement, express as a $/GJ, multiplied by the quantity of Buyer's Make-up Gas (if any) delivered to and taken by that Retailer under its Agency Agreement, provided that an amount must not be included in a Monthly Statement or a Monthly Claim Form (as the case may be) in respect of Buyer's Make-up Gas which a Buyer must take in a Contract Year in accordance with Clause 2.2 or 2.3 until such time as that quantity of Buyer's Make-up Gas has been determined in accordance with that Clause.

          (c) If in respect of the production and processing of Gas for Gascor which comprises Buyer's Make-up Gas or the supply of Buyer's Make-up Gas to a Buyer no amount is payable by Gascor to Sellers in respect of a Tax which was included in the Contract Price or in any additional payment made to Sellers at the time that Buyer was required to make the corresponding Buyer's Annual Deficiency Payment, or any amount so payable by Gascor to Sellers is less than the amount included in the price or additional payment, in either case due to that Tax ceasing to apply or decreasing:

          (1) the next Monthly Statement (as defined in that Buyer's Sub-sales Agreement) issued to that Buyer must include an amount payable by Gascor equivalent to the amount by which the cessation or decrease in the level of Tax would (if effective at the time of the corresponding Buyer's Annual Deficiency Payment) have decreased the payment for Gas pursuant to Clause 15 of that Buyer's Sub-sales Agreement, expressed as a $/GJ, multiplied by the quantity of Buyer's Make-up Gas delivered to and taken by that Buyer under its Sub-sales Agreement; and

          (2) in the case of a Retailer, the next Monthly Claim Form (as defined in that Retailer's Agency Agreement) issued by that Retailer must include an amount by way of increase in the Commission (as defined in that Retailer's Agency Agreement) equal to the amount by which the cessation or decrease in the level of Tax would (if effective at the time of the corresponding Buyer's Annual Deficiency Payment) have increased the Commission payable to that Retailer pursuant to Clause 16 of that Retailer's Agency Agreement, expressed as a $/GJ, multiplied by the quantity of Buyer's Make-up Gas (if any) delivered to and taken by that Retailer under its Agency Agreement, provided that an amount must no be included in a Monthly Statement or a Monthly Claim Form (as the case may be) in respect of Buyer's Make-up Gas which a Buyer must take in a Contract Year in accordance with Clause 2.2 or 2.3 until such time as that quantity of Buyer's Make-up Gas has been determined in accordance with that Clause.

          (d) For the purposes of determining the corresponding Buyer's Annual Deficiency Payment in Clauses 2.6(b) and (c) Buyer's Make-up Gas will be deemed to be taken by a Buyer on a first-in-first-out basis.

--------------------------------------------------------------------------------
3.        ALLOCATION OF C MARKET QUANTITY AND D MARKET QUANTITY
--------------------------------------------------------------------------------

3.1       ALLOCATED QUANTITIES AND REDUCTIONS IN ALLOCATED QUANTITIES

          (a) With effect from the start of the Allocation Day, each Retailer will be allocated a proportion of the remaining D Market Quantity and C Market Quantity under the Principal Contract (less a quantity equal to RCo's Allocated Quantity) calculated as follows:

          PQI     =     MQ     X     AQi
                                     ----------
                                     (SIGMA)AQi

          Where:

          PQi is a Retailer's allocation, expressed in GJ, of the remaining D Market Quantity and C Mark Quantity under the Principal Contract as at the start of the Allocation Day;

          MQ is the remaining D Market Quantity and C Market Quantity under the Principal Contract as at the start of the Allocation Day, expressed in GJ, less a quantity equal to RCo's Allocated Quantity;

          AQi is the AQ of that Retailer as at the start of the Allocation Day; and

   (SIGMA)AQi       is the sum of all Retailers' AQs as at the start of the
                    Allocation Day.

          (b) If the Allocation Day occurs before the end of the Release Gas Period and RCo has not taken its Allocated Quantity by the end of the Release Gas Period, then the Allocated Quantity of each Retailer will be increased, with effect from 1 January 2004, by a quantity calculated as follows:

          QIi     =     RQ     X     AQi
                                     ----------
                                     (SIGMA)AQi

          Where:

          QIi is the increase in a Retailer's Allocated Quantity, expressed in GJ;

          RQ is the quantity, expressed in GJ, equal to the difference between RCo's Allocated Quantity and the total quantity of Gas which RCO took under its Sub-sales Agreement in the period commencing on the start of the Allocation Day and expiring at the end of the Release Gas Period;

          AQi       is the AQ of that Retailer as at the start of the Allocation
                    Day;

   (SIGMA)AQi       is the sum of all Retailers' AQs as at the start of the
                    Allocation Day.

          (c)       Gascor must notify:

          (1) each Buyer of its Allocated Quantity within 30 Working Days after the Allocation Day; and

          (2) each Retailer of any increase in its Allocated Quantity in accordance with Clause 3.1(b) by no later than 31 January 2004.

          (d)       A Retailer's Allocated Quantity will be reduced by:

          (1) deliveries of Gas under that Retailer's Sub-sales Agreement or Agency Agreement (excluding deliveries of Buyer's Make-up
                    Gas);

          (2) that Retailer's Sellers' Sales Allocations determined after the Allocation Day (in accordance with Clause 4.4(b));

          (3)       the quantity determined in accordance with Clause 3.1(g);

          (4) the quantity determined in accordance with Clause 5.2(b) as a result of a Reserves Shortfall; and

          (5) a quantity equal to the Buyer's Make-up Gas of that Retailer determined in respect of each Contract Year ending after the Allocation Day (being, in respect of a Contract year, the quantity of Gas, expressed in GJ, equal to the Buyer's Annual Deficiency Payment (if any) paid by that Retailer to Gascor in respect of that Contract year divided by the Contract Price for that Contract Year).

          (e)       RCo's Allocated Quantity will be reduced by:

          (1) deliveries of Gas under its Sub-sales Agreement (excluding deliveries of Buyer's Make-up Gas);

          (2) the quantity determined in accordance with Clause 5.2(b) as a result of a Reserves Shortfall; and

          (3) a quantity equal to the Buyer's Make-up Gas of RCo determined in respect of each Contract Year ending after the Allocation Day (being in respect of a Contract year, the quantity of Gas, expressed in GJ, equal to the Buyer's Annual Deficiency Payment (if any) paid by RCo to Gascor in respect of that Contract year divided by the Contract Price for that Contract Year).

          (f) A Retailer's Allocated Quantity will be increased as a result of a Reserves Surplus in accordance with Clause 5.3(b);

          (g) A Retailer's Allocated Quantity will be reduced as a result of any reduction in that Retailer's AQ pursuant to Clause 3.7(e) or
          (g) of its Sub-sales Agreement by an amount equal to the lesser of:

          (1) the amount of any such reduction in AQ multiplied by the number of Contract years for which the reduction in AQ is to have effect; and

          (2) the amount of that Retailer's Allocated Quantity as at the start of the Day on which the reduction is to have effect.

          (h)       If a Retailer's AQ is reduced pursuant to Clause 3.7(e) or
          (g) of its Sub-sales Agreement and the amount of such reduction in AQ multiplied by the number of Contract Years for which the reduction in AQ is to have effect exceeds the amount of the Retailer's Allocated Quantity as at the start of the Day on which the reduction is to have effect, then the remaining Allocated Quantity of each other Retailer ("RELEVANT RETAILER") which has any Allocated Quantity remaining as at the start of that Day will be reduced by any amount calculated as follows:

          RQi     =     EQ     X     RQi
                                     ----------
                                     (SIGMA)RQi

          Where:

          RQi is the amount of the reduction in the Relevant Retailer's remaining Allocated Quantity;

          EQ is the quantity by which the reduction in the first mentioned Retailer's AQ multiplied by the number of Contract Years for which such reduction is to have effect exceeds the amount of that first mentioned Retailer's Allocated Quantity as at the start of the Day on which the reduction in AQ is to have effect;

          RQi is the Allocated Quantity of the Relevant Retailer as at the start of the Day on which the reduction in the first mentioned Retailer's AQ is to have effect; and

   (SIGMA)RQi       is the sum of the Allocated Quantities of all Relevant
                    Retailers as at the start of the Day on which the first mentioned Retailer's AQ is to have effect.

          (i) Subject to Clause 3.1(b), reductions and increases in a Retailer's Allocated Quantity will occur with effect from the Day upon which a corresponding reduction or increase is made to the Total Quantity under the Principal Contract.

          (j) After a Retailer's Allocated Quantity has been reduced to zero, that Retailer will only be entitled to take, and Gascor will only be obliged to make available for delivery to that Retailer, Buyer's Accumulated Make-up Gas in accordance with Clause 2.

3.2       MAQ ADJUSTMENT

          (a) The MAQ of each Retailer for the Contract year in which the Allocation Day falls and each subsequent Contract Year will be calculated as follows:

          MAQi     =     (GM - RA)     X     PMi
                                             ----------
                                             (SIGMA)PMi

          Where:

          MAQi is the MAQ of a Retailer for the Contract year in which the Allocation Day falls or a subsequent Contract Year;

          GM        is Gascor's MAQ for that Contract year;

          RA        is RCo's AQ for that Contract Year;

          PMi is the MAQ of that Retailer immediately prior to the Allocation Day or, in the case of a Contract Year commencing after the Allocation Day, the MAQ of that Retailer immediately prior to the start of that Contract Year;

   (SIGMA)PMi       is the aggregate MAQs of all Retailers immediately prior to the Allocation Day or, in the case of a Contract Year commencing after the Allocation Day, the aggregate MAQs of all Retailers immediately prior to the start of that Contract Year.

          (b) If a Retailer's AQ is reduced in accordance with Clause 3.3(a)(i) or 3.3(a)(ii), the MAQ of that Retailer will be reduced, with effect from the Day on which that Retailer's AQ is reduced, to a quantity equal to the remainder of that Retailer's Allocated Quantity plus the quantity of Gas already taken by that Retailer in that Contract Year (if any).

          (c) If during a Contract Year a Retailer's Allocated Quantity is reduced to zero, for each subsequent Contract year during the Contract Period that Retailer's MAQ will be reduced to zero.

          (d) If a Retailer's AQ for a Contract year is reduced in accordance with Clause 3.3(a)(i), 3.3(a)(ii) or 3.3(b), the MAQ of each Retailer whose AQ has not been reduced for that Contract year in accordance with Clause 3.3(a)(i), 3.3(a)(ii) or 3.3(b) ("RELEVANT RETAILER") will be increased with effect from the start of the Contract Year in respect of which the reduction takes effect ("Relevant Year") as follows:

          MAi     =     (GM - RA - RM)     X     MRi
                                                 ----------
                                                 (SIGMA)MRi

          Where:

          MAi is the amount of a Relevant Retailer's MAQ after having been increased in accordance with Clause 3.2(d);

          GM        is Gascor's MAQ at the start of the Relevant Year;

          RA        is RCo's AQ for the Relevant year;

          RM is the sum of the MAQs of the Retailers whose AQs have been reduced in accordance with Clause 3.3(a)(i), 3.3(a)(ii) or 3.3(b) for the Relevant year immediately after such reduction;

          MRi is the amount which the Relevant Retailer's MAQ would have been for the Relevant Year but for the adjustment pursuant to this Clause 3.2(d); and

   (SIGMA)MRi       is the sum of the amounts which all Relevant Retailers'
                    respective MAQs would have been for the Relevant Year but for adjustment pursuant to this Clause 3.2(d).

3.3       AQ IN FINAL CONTRACT YEARS

          (a)       Solely for the purpose of calculating a Retailer's AMQ:

          (1) if, following the calculation of a Retailer's Sellers' Sales Allocation for the preceding Contract year, the Retailer's Allocated Quantity at the end of that Contract Year is less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% of its AQ, for the current Contract Year that Retailer's AQ will be deemed to be equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of that Retailer's Allocated Quantity;

          (2) if the Allocated Quantity of a Retailer is reduced during a Contract Year in accordance with Clause 5.2(b) to such an extent that the remaining Allocated Quantity of that Retailer is less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]% of its AQ minus the quantity of Gas already taken by that Retailer in that Contract Year, the Retailer's AQ will be deemed to be equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the aggregate of that Retailer's remaining Allocated Quantity and the quantity of Gas already taken by that Retailer in that Contract Year;

          (3)       if either:

                              (A) Clause 20.5(b)(iii) of the Principal Contract operates to extend the Contract Period; or

                              (B) the Principal Contract is terminated pursuant to Clause 20.7, 23 or 29 of the Principal Contract for the last Contract Year each Retailer's AQ will be calculated as follows:

                    FAi     =     GFA     X     AFYi
                                                -----------
                                                (SIGMA)AFYi

                    Where:

                    FAi       is the Retailer's AQ for the last Contract Year;

                    GFA is Gascor's AQ for the last Contract year as calculated in accordance with Clause 8.5(f)(iv) of the Principal Contract;

                    AFYi      is that Retailer's Adjusted Final Year AQ; and

             (SIGMA)AFYi      is the sum of all Retailers' Adjusted Final Year
                              AQs.

          (b)       If during a Contract year a Retailer's Allocated
          Quantity is reduced to zero, for each subsequent Contract Year during the Contract Period that Retailer's AQ will be reduced to zero.

3.4       AQ ADJUSTMENT

If a Retailer's AQ for a Contract year is reduced in accordance with Clause 3.3(a)(i), 3.3(a)(ii) or 3.3(b), the AQ of each Retailer whose AQ has not been reduced for that Contract Year in accordance with Clause 3.3(a)(i), 3.3(a)(ii) or 3.3(b) ("RELEVANT RETAILER") (will be increased with effect from the start of the Contract Year in respect of which the reduction takes effect ("RELEVANT YEAR") as follows:

AAi     =(GA - RA - RR)     X     ARi
                                  ----------
                                  (SIGMA)ARi

Where:

AAi is the amount of a Relevant Retailer's AQ after having been increased in accordance with this Clause 3.4;

GA        is Gascor's AQ at the start of the Relevant Year;

RA        is RCo's AQ for the Relevant Year;

RR is the sum of the AQs of the Retailers whose AQs have been reduced in accordance with Clause 3.3(a)(1), 3.3(a)(2) or 3.3(b) for the Relevant Year immediately after such reduction;

ARi is the amount which that Relevant Retailer's AQ would have been for the Relevant Year but for adjustment pursuant to this Clause 3.4; and

(SIGMA)ARi  is the sum of the amounts which all Relevant Retailers' respective
          AQs would have been for the Relevant Year but for adjustment pursuant to this Clause 3.4.

3.5       MDQ FOR THE FINAL CONTRACT YEAR

The Retailers must use their reasonable endeavours to agree between themselves their respective Base MDQs for the Contract Year at the commencement of which the Total Quantity under the Principal Contract is less than 80% of Gascor's AQ by no later than the day before the final day upon which Gascor may give a notice to the Sellers nominating Gascor's MDQ for that Contract Year in accordance with Clause 5.7(d) of the Principal Contract. If the Retailers fail to agree their respective Base MDQs or to notify Gascor of their agreed Base MDQs by that date, each Retailer's Base MDQ for that Contract Year will be equal to its Base MDQ prevailing on the final Day of the preceding Contract Year.

3.6       MDQ ADJUSTMENT

          (a) If a Retailer's Allocated Quantity is reduced to zero, then for the remainder of the Contract Period that Retailer's MDQ will be zero and the Base MDQ of each other Retailer which has an Allocated Quantity ("RELEVANT RETAILER") will be increased with effect from the Day following the Day on which the Retailer's Allocated Quantity is reduced to zero ("ADJUSTMENT DAY") as follows:

          MIi     = GM  X     MRi
                              ----------
                              (SIGMA)MRi

          Where:

          MIi       is the amount of the Relevant Retailer's adjusted Base MDQ;

          GM is Gascor's Base MDQ for the Contract Year in which the Adjustment Date falls;

          MRi is the amount which that Relevant Retailer's Base MDQ would have been on the Adjustment Day but for adjustment pursuant to this Clause 3.6(a); and

   (SIGMA)MRi       is the sum of the amounts which all Relevant Retailers'
                    respective Base MDQs would have been on the Adjustment Day but for adjustment pursuant to this Clause 3.6(a).

          (b) For the purposes of determining each Retailer's MDQ for the Make-up Period, Clause 3.6(a) shall be deemed not to have applied so that a Retailer whose Allocated Quantity is reduced to zero during the Contract Period will have a Base MDQ on the final Day of the Contract Period equal to its Base MDQ on the Day before the Adjustment Day and a Retailer whose Base MDQ is increased in accordance with Clause 3.6(a) will have a Base MDQ on the final Day of the Contract Period equal to its Base MDQ on the Day before the Adjustment Day.

--------------------------------------------------------------------------------
4.        SELLERS' SALES
--------------------------------------------------------------------------------

4.1       DETERMINATION OF SELLERS' SALES

          (a) Sellers' Sales will be determined in accordance with the provisions of the Principal Contract.

          (b)       Gascor must not give notice to Sellers under Clause
          6.5(c) of the Principal Contract that it seeks a review of the Process and Mechanisms, unless it has, prior to giving the notice:

          (1) consulted with the Committee in relation to the giving of the notice; and

          (2)       obtained the consent of the Committee to give the notice.

          (c) Gascor must not agree to any amendment or change to the Process and Mechanisms under Clause 6.5(d) of the Principal Contract unless the Committee has consented to the change.

4.2       SELLERS' SALES ALLOCATION MECHANISMS

          (a)       The process for determining each Retailer's Sellers'
          Sales Allocation ("SELLERS' SALES ALLOCATION MECHANISMS") is set out in Clause 4.3 and Schedule 5.

          (b) Any Retailer or Gascor may notify the other Parties (other than RCo) that it seeks a review of the Sellers' Sales Allocation Mechanisms if it considers that the Sellers' Sales Allocation Mechanisms are not producing results consistent with the principles in Clause 4.2(c).

          (c) For the purpose of determining each Retailer's Sellers' Sales Allocation, the Seller's Sales Allocation Mechanisms must give effect to the following principles:

          (1) wherever possible Sellers' Sales should be allocated to a Retailer on an accurate basis, that is, where a Sellers' Sale is to an identifiable end-user which was previously supplied by a Retailer with Sales Gas, it should be allocated to the Retailer which most recently supplied the end-user with Sales Gas;

          (2) where the Retailer which most recently supplied the end-user is not identifiable, Sellers' Sales should be allocated on a geographic basis to the Retailer in whose Sellers' Sales Allocation Area the Sellers' Sales have occurred;

          (3) where the Retailer which most recently supplied the end-user is not identifiable and the Sellers' Sales are determined to have occurred outside the Retailers' respective Sellers' Sales Allocation Areas, the Sellers' Sales should be allocated between the Retailers equally;

          (4) the sum of the Retailers' Sellers' Sales Allocations for a period should equal the Sellers' Sales for that period;

          (5) each Retailer's Sellers' Sales Allocation will be determined by an independent third party;

          (6) the independent third party may determine the source and point of supply of Sales Gas by reference to both contractual and physical flows of gas;

          (7) a gas swap is treated as two separate sale and purchase transactions;

          (8) each Retailer must disclose (and must ensure that each of its Related Companies disclose) to the independent third party such information as that party reasonably requests or requires in order to make its determinations; and

          (9) the independent third party must have rights to inspect the records of a Retailer or its Related Companies where necessary to make its determinations.

          (d) If a notice is given pursuant to Clause 4.2(b), the Retailers and Gascor must meet within 30 days of such notice being given to seek to agree necessary amendments, if any, to the Sellers' Sales Allocation Mechanisms to give effect to the principles in Clause 4.2(c).

          (e) If the Retailers and Gascor are unable to agree amendments within a period of 60 days of a notice being given under Clause 4.2(b), any Retailer or Gascor may refer the matter to an Expert provided that that Party has not referred a review of the Sellers' Sales Allocation Mechanisms to an Expert pursuant to this Clause 4.2(e) during the preceding year. Gascor will not be required to bear any costs or expenses of the Expert relating to the referral.

          (f) The Sellers' Sales Allocation Mechanisms will be deemed to be amended to those agreed pursuant to Clause 4.2(d) or determined pursuant to Clause 4.2(e) with effect from the date of such agreement or determination, as the case may be.

4.3       ALLOCATION OF SELLERS SALES

          (a) Subject to Clauses 4.3(b) and 4.4, each Retailer's Sellers' Sales Allocation in respect of a period shall be determined in accordance with the following formula:

          RSAi =  RDSi  +  GDSi  +  UDSi +  GSIi  +  UISi

          Where:

          RSAi      is the Retailer's Sellers' Sales Allocation for the period;

          RDSi is the aggregate quantity of all Related Sellers' Sales made in the period in respect of that Retailer;

          GDSi is the aggregate quantity of all Sellers' Direct Sales made in that Retailer's Sellers' Sales Allocation Area in the period and which have not been included in the calculation of RDSi in respect of any Retailer;

          UDSi is a proportion of the aggregate quantity of all Sellers' Direct Sales which have not been included in the calculation of RDSi or GDSi in respect of any Retailer calculated as follows:

                    1/3 X (TDS  -  (SIGMA)RDSi  -  (SIGMA)GDSi)

                    Where:

                    TDS is the aggregate quantity of Sellers' Direct Sales in the period as determined in accordance with the Principal Contract;

             (SIGMA)RDSi      is the aggregate quantity of Related Sellers'
                              Sales made in the period to all Retailers; and

             (SIGMA)GDSi      is the aggregate quantity of Sellers' Direct
                              Sales made in the Sellers' Sales Allocation Areas in the period and which are not Related Sellers'
                              Sales.

          GISi is the quantity of Sellers' Indirect Sales estimated to be made in the period in that Retailer's Sellers' Sales Allocation Area calculated as follows:

                    GISi = A - B - C - D

                    Where:

                    GISi is the quantity of Sellers' Indirect Sales estimated to be made in a Retailer's Seller's Sales Allocation Area in the period;

                    A is the total quantity of Sales Gas from the Gippsland Basin sold and supplied by either or both of the Sellers in the period where, and to the extent that, the ultimate Consumer or Consumers are located in that Retailer's Sellers' Sales Allocation Area (including without limitation the quantity of the Total Gascor Gas supplied to Consumers in that Retailer's Sellers' Sales Allocation Area in the period);

                    B is the total amount of Excluded Sales made in that Retailer's Sellers' Sales Allocation Area in the period;

                    C is the quantity of the Total Gascor Gas supplied to Consumers in that Retailer's Sellers' Sales Allocation Area in the period;

                    D is the aggregate quantity of all Sellers' Direct Sales made in that Retailer's Sellers' Sales Allocation Area in the period; and

          UISi is a proportion of the Sellers' Indirect Sales made in the period which have not been included in the calculation of GISi in respect of any Retailer, calculated as follows:

                    1/3 X (TIS - (SIGMA)GISi)

                    Where:

                    TIS is the aggregate quantity of Sellers' Indirect Sales in the period as determined in accordance with the Principal Contract; and

             (SIGMA)GISi      is the aggregate quantity of Sellers' Indirect
                              Sales estimated to be made in the period of the Sellers' Sales Allocation Areas in accordance with this Clause 4.3(a);

          (b) If a Retailer's Allocated Quantity or MDQ has been reduced to zero prior to the date on which the Retailers' Sellers' Sales Allocations have been determined in respect of a period, any Sellers' Sales which would have been allocated to that Retailer in accordance with the Sellers' Sales Allocation Mechanisms but for such reduction will be allocated to the other Retailers in equal proportions.

4.4       ANNUAL ADJUSTMENT FOR SELLERS' SALES

          (a) The quantity of Sales Gas which is the subject of a Retailer's Sellers' Sales Allocation in a Contract Year shall be taken into account in accordance with paragraph 1(a) of Schedule 4 in calculating that Retailer's AMQ for that Contract Year.

          (b)       The Sellers' Sales Allocation of a Retailer in a
          Contract Year ended after the Allocation Day reduces that Retailer's

          Allocated Quantity by an amount equal to the lesser of that Retailer's Seller's Sales Allocation or that Retailer's Allocated Quantity.

          (c) If a Retailer's Sellers' Sales Allocation in a Contract Year exceeds that Retailer's remaining Allocated Quantity on the date on which the reduction in that Retailer's Allocated Quantity is to have effect as a result of that Sellers' Sales Allocation ("REDUCTION DATE"), then the Allocated Quantity of each Retailer who has an Allocated Quantity greater than zero after adjustment pursuant to Clause 4.4(b) ("RELEVANT RETAILER") will be reduced by a quantity equal to the lesser of:

          (1)       the Relevant Retailer's remaining Allocated Quantity; and

          (2)       the quantity calculated as follows:

                    Qi        =         ER X 1/R

                    Where:

                    Qi is the amount of the reduction in a Relevant Retailer's Allocated Quantity;

                    ER is the amount by which the first mentioned Retailer's Sellers' Sales Allocation exceeds that Retailer's Allocated Quantity on the Reduction Date; and

                    R         is the number of Relevant Retailers;

          (d) Clause 4.4(c) will apply iteratively until the total quantity of Sales Gas which is the subject of the Sellers' Sales in a Contract Year has been applied in reduction of the Retailers' Allocated Quantities.

4.5       QUARTERLY MDQ ADJUSTMENTS

          (a) Each Retailer's Sellers' Sales Allocation in a Quarter of a Contract Year may reduce that Retailer's MDQ for the following Quarter (and, where Clause 4.6 so provides, during the current Quarter) in accordance with the terms of Clause 4.5 and 4.6 and the Sellers' Sales Allocation Mechanisms.

          (b) Once Sellers' Sales for a Quarter ("PRECEDING QUARTER") have been determined and Gascor's MDQ for the following Quarter ("CURRENT QUARTER") has been determined pursuant to Clause 6.2(b) or
          (c) of the Principal Contract, the MDQ of each Retailer for the Current Quarter will be reduced by an amount calculated as follows:

          DQi       = (GFQ X SSAi       )
                             ---
                             (SIGMA)SSAi

          Where:

          DQi is the amount, expressed in TJ/Day, of the reduction in a Retailer's MDQ in the Current Quarter;

          GFQ is the amount, expressed in TJ/Day, equal to Gascor's Base MDQ for the Current Quarter less Gascor's MDQ for the Current Quarter as determined in accordance with Clause 6.2 of the Principal Contract;

          SSAi is that Retailer's Sellers' Sales Allocation for the Preceding Quarter; and

   (SIGMA)SSAi      is the total quantity of Sellers' Sales for the Preceding
                    Quarter.

          (c) The reduction in each Retailer's MDQ calculated pursuant to Clause 4.5(b)in respect of a Quarter will have effect on the second Working Day after the Sellers' Sales Allocations of the Retailers have been determined pursuant to the Sellers' Sales Allocation Mechanisms, provided that if the first calculation of such reduction in respect of a Quarter ("CURRENT QUARTER") has not been determined by the time Gascor's MDQ for that Current Quarter has been determined pursuant to Clause 6.2(b) or (c) of the Principal Contract, then the MDQ of each Retailer for the Current Quarter will be reduced by an amount calculated as follows:

          DQi =         GFQ X  EAi
                               ----------
                               (SIGMA)EAi

          Where:

          DQi is the amount, expressed in TJ/Day of the reduction to a Retailer's MDQ for the Current Quarter;

          GFQ is the amount, expressed in TJ/Day, equal to Gascor's Base MDQ for the Current Quarter less Gascor's MDQ for the Current Quarter as determined in accordance with Clause 6.2 of the Principal Contract;

          EAi is the estimated Sellers' Sales Allocation for that Retailer for the Quarter preceding the Current Quarter ("PRECEDING QUARTER"), calculated as follows:

                    EAi = SAi +    [SU  X SSA (Q-2)i ]
                                        -------------
                                     (SIGMA)SSA (Q-A)i

                    Where:

                    SAi is the quantity of Sales Gas which is the subject of Sellers' Sales in the Preceding Quarter which has been allocated to that Retailer in accordance with the Seller's Sales Allocation Mechanisms as at the date on which such Sellers' Sales have been determined;

                    SU is the quantity of Sales Gas which is the subject of Sellers' Sales in the Preceding Quarter which has not been allocated to any Retailer in accordance with the Sellers' Sales Allocation Mechanisms as at the date on which such Sellers' Sales have been determined;

                    SSA(Q-2)i is that Retailers' Sellers' Sales Allocation for the second Quarter before the Current Quarter;

                    (SIGMA)SSA (Q-A)i is the total quantity of Sellers' Sales
                              for the second Quarter before the Current Quarter; and

          (SIGMA)EAi is the sum of the EAis calculated in respect of all Retailers,

          provided that, if the Retailers' Sellers' Sales Allocation for the Current Quarter are subsequently determined so that the reduction in the Retailers' respective MDQs can be calculated for the Current Quarter pursuant to Clause 4.5(b), the reduction in the MDQ of each Retailer as so calculated will have effect on the second Working Day after the calculation is determined.

4.6       INTRA-QUARTER MDQ ADJUSTMENTS

          (a) If Gascor's MDQ is adjusted during a Quarter in a Contract Year pursuant to paragraph 2 of Schedule 2 to the Principal Contract (an "INTRA QUARTER MDQ ADJUSTMENT"), the MDQ of each Retailer for that Quarter will be adjusted by an amount calculated as follows:

          AMi   =   GMA X     SDSi
                              -----------
                              (SIGMA)SDSi

          Where:

          AMi is the amount, expressed in TJ/Day, by which that Retailer's MDQ is adjusted for that Quarter;

          GMA is the amount, expressed in TJ/Day, of the increase or decrease (as the case may be) in Gascor's MDQ as a result of that Intra-Quarter MDQ Adjustment;

          SDSi is that Retailer's Sellers' Sales Allocation of the Sellers' Direct Sales in respect of which the Intra-Quarter MDQ Adjustment is made; and

   (SIGMA)SDSi      is the total quantity of Sellers' Direct Sales in respect
                    of which the Intra Quarter Adjustment is made.

          (b) Any MDQ adjustment determined in respect of a Quarter pursuant to this Clause 4.6 will have effect on the day on which the Intra-Quarter MDQ Adjustment has effect.

          (c) Any MDQ adjustment determined in respect of a Quarter pursuant to this Clause 4.6 will cease to have effect on the next day on which the MDQ of the Retailer in respect of which the adjustment is determined is reduced as a result of the application of Clause 4.5.

          (d) Subject to Clause 4.6(c), adjustments made to a Retailer's MDQ during a Quarter in accordance with this Clause 4.6 will apply cumulatively.

          (e)       If the calculation of the adjustment to each Retailer's
          MDQ for a Quarter has not been determined in accordance with Clause 4.6(a) prior to the day on which the Intra-Quarter MDQ Adjustment which is the subject of the calculation has effect under the Principal Contract, the Independent Assessor must, prior to that day, determine an adjustment to each Retailer's MDQ on such basis as the Independent Assessor considers equitable.

4.7       MDQ REPAYMENTS

If prior to the first Quarter of Contract Year 2001 a Retailer's MDQ is reduced as a result of a reduction in Gascor's MDQ pursuant to Clause 6.3 of the Principal Contract or during a Quarter pursuant to the Process and Mechanisms, Gascor must pay to that Retailer, with effect from and including the Day upon which the reduction takes effect, the amounts described in Part 2 of Schedule 1 of that Retailer's Sub-sales Agreement at the times described in Part 2 of
Schedule 1 of that Sub-sales Agreement.

--------------------------------------------------------------------------------
5.        RESERVES
--------------------------------------------------------------------------------

5.1       RESERVES NOTICES

          (a) Gascor must promptly give each Buyer a copy of any Coverage Ratio Certificate or any other certificate or notice which Gascor receives from the Sellers under Clause 4 of the Principal Contract.

          (b)       If at any time a Reserves Shortfall or a Reserves
          Surplus is agreed or determined under the Principal Contract, Gascor must as soon as reasonably practicable after such agreement or determination, notify each Buyer of:

          (1) the amount of the reduction or increase (as the case may be) in the Total Quantity;

          (2) the amount of the reduction or increase (as the case may be) in the C Market Quantity or the D Market Quantity; and

          (3) the amount of the reduction or increase (as the case may be) in Gascor's Accumulated Make-up Gas.

          (c)       If at any time a Reserves Shortfall or a Reserves
          Surplus is agreed or determined under the Principal Contract, the Buyers' Allocated Quantities and Buyer's Accumulated Make-up Gas will be reduced or increased (as the case may be) in accordance with Clauses 5.2 and 5.3.

5.2       RESERVES SHORTFALL

          (a) If a Reserves Shortfall is agreed or determined pursuant to the provisions of the Principal Contract and, as a result of such agreement or determination, Gascor's Accumulated Make-up Gas is reduced pursuant to Clauses 4.8(c) and (d) of the Principal Contract, the Buyer's Accumulated Make-up Gas of each Buyer will be reduced by the quantity calculated in accordance with the following formula:

          RBi   =   RA X      BMGi
                              -----------
                              (SIGMA)BMGi

          Where:

          RBi is the reduction, expressed in GJ, in the Buyer's Accumulated Make-up Gas of a Buyer;

          RA is the reduction, expressed in GJ, in Gascor's Accumulated Make-up Gas calculated in accordance with Clauses 4.8(c) and
                    (d) of the Principal Contract;

          BMGi is the quantity, expressed in GJ, of the Buyer's Accumulated Make-up Gas of that Buyer as at the day on which the Reserves Shortfall is agreed or determined; and

   (SIGMA)BMGi      is the aggregate quantity, expressed in GJ, of the Buyer's
                    Accumulated Make-up Gas of all Buyers as at the date on which the Reserves Shortfall is agreed or determined.

          (b) If, at any time after the Allocation Day, a Reserves Shortfall is agreed or determined pursuant to the provisions of the Principal Contract, any reduction in the C Market Quantity or the D Market Quantity calculated pursuant to Clause 4.8(c) and (d) of the Principal Contract will be applied in reduction of the Allocated Quantity of each Buyer in accordance with the following formula:

          BAi   =   RCD X     BAQi
                              -----------
                              (SIGMA)BAQi

          Where:

          BAi is the amount, expressed in GJ, of the reduction to be applied against a Buyer's Allocated Quantity;

          RCD is an amount, expressed in GJ, equal to the reduction in the C Market Quantity and the D Market Quantity calculated in accordance with Clauses 4.8(c) and (d) of the Principal Contract;

          BAQi is the Allocated Quantity, expressed in GJ, of that Buyer immediately prior to the corresponding reduction in the Total Quantity pursuant to Clauses 4.8(c) and (d) of the Principal Contract; and

   (SIGMA)BAQi      is the aggregate amount, expressed in GJ, of the Allocated
                    Quantities of all Buyers immediately prior to the corresponding reduction in the Total Quantity pursuant to Clauses 4.8(c) and (d) of the Principal Contract.

5.3       RESERVES SURPLUS

          (a) If a Reserves Surplus is agreed or determined pursuant to the provisions of the Principal Contract and, as a result of such agreement or determination, Gascor's Accumulated Make-up Gas is increased pursuant to Clauses 4.9(c) and (d) of the Principal Contract, the Buyer's Accumulated Make-up Gas of each Retailer will be increased by a quantity calculated in accordance with the following formula:

          IBi   =   IAM X     RBAi
                              -----------
                              (SIGMA)RBAi

          Where:

          IBi is the increase, expressed in GJ, in the Buyer's Accumulated Make-up Gas of a Retailer;

          IAM is the increase, expressed in GJ, in Gascor's Accumulated Make-up Gas calculated in accordance with Clauses 4.9(c) and
                    (d) of the Principal Contract;

          RBAi is the total amount, expressed in GJ, of the reductions in the Buyer's Accumulated Make-up Gas of that Retailer pursuant to Clause 5.2(a) not previously recovered pursuant to this Clause 5.3(a), if any;

   (SIGMA)RBAi      is the sum of the total amount, expressed in GJ, of all
                    reductions in the Buyer's Accumulated Make-up Gas of all Retailers pursuant to Clause 5.2(a) not previously recovered pursuant to this Clause 5.3(a), if any.

          (b)       If at any time after the Allocation Day a Reserves
          Surplus is agreed or determined pursuant to the provisions of the Principal Contract and, as a result of such agreement or determination, the D Market Quantity or the C Market Quantity is increased pursuant to Clauses 4.9(c) and (d) of the Principal Contract, the Allocated Quantity of each Retailer will be increased by a quantity calculated in accordance with the following formula:

          IAi = ITQ  X     RAQi
                       -----------
                       (SIGMA)RAQi

          Where:

          IAi is the increase, expressed in GJ, in that Retailer's Allocated Quantity;

          ITQ is an amount, expressed in GJ, equal to the total increase in the D Market Quantity and the C Market Quantity calculated in accordance with Clauses 4.9(c) and (d) of the Principal Contract;

          RAQi is the total amount, expressed in GJ, of the reductions in that Retailer's Allocated Quantity pursuant to Clause 5.2(b) not previously recovered pursuant to this Clause 5.3(b), if any;

   (SIGMA)RAQi      is the sum of the total amount, expressed in GJ, of all
                    reductions in the Allocated Quantities of all Retailer pursuant to Clause 5.2(b) not previously recovered pursuant to this Clause 5.3(b), if any.

          (c) For the purpose of Clause 5.3(b) only, if a Reserves Shortfall is agreed or determined pursuant to the provisions of the Principal Contract prior to the Allocation Day, each Retailer's Allocated Quantity will be deemed to have been reduced pursuant to Clause 5.2(b) by the quantity calculated in accordance with the following formula:

          DRi   =   RTQ X       AQi
                          --------------
                            (SIGMA)AQi

          Where:

          DRi is the amount, expressed in GJ, of the deemed reduction in a Retailer's Allocated Quantity;

          RTQ is an amount, expressed in GJ, equal to the reduction in the C Market Quinte and the D Market Quantity arising as a result of that Reserves Shortfall as calculated in accordance with Clauses 4.8(c) and (d) of the Principal Contract;

          AQi is that Retailer's AQ immediately prior to the date on which the increase in the D Market Quantity or the C Market Quantity which is the subject of the calculation in Clause 5.3(b) takes effect in accordance with the terms of the Principal Contract; and

   (SIGMA)AQi       is the sum of all Retailers' AQs immediately prior to the
                    date on which the increase in the D Market Quinte or the C
                    Market Quantity which is the subject of the calculation in Clause 5.3(b) takes effect in accordance with the terms of the Principal Contract.

5.4       MDQ ADJUSTMENTS

          (a) If Gascor's MDQ is revised pursuant to Clause 5.7(c) of the Principal Contract as a result of a Reserves Shortfall or a Reserves Surplus, then each Retailer's Base MDQ will be adjusted with effect from the Day on which Gascor's revised MDQ takes effect in accordance with the following formula:


          BMi  =  RGM   X    MDQi
                           -----------
                           (SIGMA)MDQi

          Where:

          BMi       is a Retailer's adjusted Base MDQ;

          RGM is Gascor's revised MDQ pursuant to Clause 5.7(c) of the Principal Contract;

          MDQi is that Retailer's Base MDQ immediately prior to the time when Gascor's revised MDQ is determined pursuant to Clause 5.7(c) of the Principal Contract;

   (SIGMA)MDQi      is the sum of all Retailers' Base MDQs immediately prior
                    to the time when Gascor's revised MDQ is determined pursuant to Clause 5.7(c) of the Principal Contract.

          (b) If the Release Gas Option is exercised and prior to the end of the Release Gas Period Gascor's MDQ is reduced pursuant to Clause 5.7(c) of the Principal Contract as a result of a Reserves Shortfall, the variable MR in the formula contained in Clause 6.1(b)(3) and Clause 7.4(b) will, with effect from the Day on which Gascor's reduced MDQ takes effect be deemed to be as follows:

          MR   =   50 X MDQN
                       ----------
                      (SIGMA)MDQO

          MDQn is Gascor's MDQ immediately after it is reduced pursuant to Clause 5.7(c) of the Principal Contract; and

          MDQo is Gascor's MDQ immediately before it is reduced pursuant to Clause 5.7(c) of the Principal Contract,

          and the amount by which each Retailer's MDQ will be reduced pursuant to Clause 6.1(b)(3) for the Release Gas Year in which Gascor's MDQ is reduced and each subsequent Release Gas Year will be recalculated in accordance with that Clause.

          (c) If, prior to 31 December 2003, Gascor's MDQ is reduced pursuant to Clause 5.7(c) of the Principal Contract as a result of a Reserves Shortfall:

          (1) for the purposes of Clauses 6.2(a) and 7.4(b), the months of April, October and November in the period ending on 31 December 2003 will cease to be Ecogen MDQ Reduction Months with effect from the Day on which Gascor's revised MDQ takes effect; and

          (2) if the reduction in Gascor's MDQ pursuant to Clause 5.7(c) of the Principal Contract is greater than 100TJ, for the purposes of Clauses 6.2(a) and 7.4(b), the Gas Month in which Gascor's reduced MDQ takes effect and each subsequent Gas Month in the period ending on 31 December 2003 will cease to be an Ecogen MDQ Reduction Month with effect from the Day on which Gascor's revised MDQ takes effect.

5.5       AQ ADJUSTMENT

If Gascor's AQ is revised pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract as a result of a Reserves Shortfall or a Reserves Surplus, then, subject to Clause 6.1(b)(1), each Retailer's AQ shall be revised with effect from the time that Gascor's AQ is revised in accordance with the following formula:

          RAi   =   GRA X     AQi
                              ----------
                              (SIGMA)AQi

          Where

          RAi       is a Retailer's revised AQ;

          GRA is Gascor's revised AQ pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract;

          AQi is that Retailer's AQ immediately before the adjustment made pursuant to this Clause 5.5; and

   (SIGMA)AQi       is the sum of all Retailers' AQs immediately before the
                    adjustment made pursuant to this Clause 5.5.

          (a) If the Release Gas Option has been exercised and, prior to the end of the Release Gas Period, Gascor's AQ is reduced pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract as a result of a Reserves Shortfall, the Release Gas AQ Reduction Quantity for the Release Gas Year in which the reduction takes effect and each subsequent Release Gas Year will be reduced, with effect from the time that Gascor's reduced AQ takes effect as follows:

          Where:

          RQn is the reduced Release Gas AQ Reduction Quantity for the relevant Release Gas Year;

          RQo is the Release Gas AQ Reduction Quantity for that Release Gas Year prior to the reduction;

          GAn is Gascor's AQ after reduction pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract; and

          GAo is Gascor's AQ immediately prior to reduction pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract,

          and the amount by which each Retailer's AQ will be reduced in accordance with Clause 6.1(b)(1) in the Release Gas Year in which Gascor's AQ is reduced and each subsequent Release Gas Year will be recalculated in accordance with that Clause.

5.6       MAQ ADJUSTMENT

If Gascor's AQ is revised pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract as a result of a Reserves Shortfall or a Reserves Surplus, then, subject to Clause 6.1(b)(2), each Retailer's MAQ for the Contract Year in which Gascor's revised AQ takes effect and each subsequent Contract Year shall be revised with effect from the time that Gascor's AQ is revised in accordance with the following formula:

MAQi  =  (GM  - EQ)  X    MAQi
                        ----------
                        (SIGMA) MAQi

Where:

MAQi      is the Retailer's revised MAQ, expressed in PJ/year;

GM is the quantity, expressed in PJ, equal to 130% of Gascor's revised AQ pursuant to Clause 5.8(h)(i) or (ii) of the Principal Contract;

EQ is, in relation to a Contract Year ending on or before 1 January 2004:

          (a) if Gascor's MDQ is reduced by less than or equal to 100TJ/Day pursuant to Clause 5.7(c) of the Principal Contract, the quantity (if any) expressed in PJ, set out opposite that Contract Year in column 2 of Part 2 of
                    Schedule 3; or

          (b) if Gascor's MDQ is reduced by more than 100TJ/Day pursuant to Clause 5.7(c) of the Principal Contract, zero;

MAQi is that Retailer's MAQ, expressed in PJ/year immediately before the adjustment made pursuant to this Clause 5.6; and

(SIGMA)MAQi is the sum of all Retailer's MAQs, expressed in PJ/year, immediately before adjustment pursuant to this Clause 5.6

--------------------------------------------------------------------------------
6.        RELEASE GAS PROGRAMME
--------------------------------------------------------------------------------

6.1       RELEASE GAS OPTION

          (a) Gascor may elect to reduce each Retailer's AQ, MAQ and MDQ for each Release Gas Year in accordance with the provisions of this Clause 6.1 ("RELEASE GAS OPTION").

          (b)       If Gascor exercises the Release Gas Option:

          (1) the AQ of each Retailer for each Release Gas Year will be reduced by an amount calculated as follows:

                    Where:

                    Ri  =  RQA  X  RAi
                                   -----------
                                   (SIGMA)RAi

                    Ri is the amount, expressed in PJ, of the reduction in a Retailer's AQ for a Release Gas Year;

                    RQA is the Release Gas AQ Reduction Quantity, expressed in PJ, for that Release Gas Year (as reduced, if at all, in accordance with Clause 5.5(b));

                    RAi is that Retailer's AQ expressed in PJ, on the Release Gas Commencement Date; and

             (SIGMA)RAi       is the sum of all Retailer's AQs, expressed in
                              PJ, on the Release Gas Commencement Date;

          (2) the MAQ of each Retailer for each Release Gas Year will be reduced by the same amount, expressed in PJ, as the reduction in that Retailer's AQ for that Release Gas Year as determined in accordance with Clause 6.1(b)(1);

          (3) the MDQ of each Retailer for each Release Gas Year will be reduced, subject to Clauses 6.1(d) and (e), by an amount calculated as follows:

                    Where:

                    RMi is the amount of the reduction in a Retailer's MDQ, expressed in TJ/Day, for a Release Gas Year;

                    RGD is, in the case of the first Release Gas Year, the number of Days from and including the first Day of the Release Gas Period to and including the last Day of that Release Gas Year or, in the case of any other Release Gas Year, 365;

                    MR        is, subject to Clause 5.4(b), 50;

                    RQ is the Release Gas AQ Reduction Quantity, expressed in PJ, for that Release Gas Year prior to the reduction (if any) made in accordance with Clause 5.5(b);

                    BMi is the Base MDQ of that Retailer on the Release Gas Commencement Date; and

             (SIGMA)MDQi      is the sum of the Base MDQs of all Retailers on
                              the Release Gas Commencement Date; and

          (4) for the purposes of Clause 6.7(a) of each Retailer's Agency Agreement and paragraph (a) of Part 1 of Schedule 1 of each Retailer's Sub-sales Agreement, the Annual MDQ Amount for each Retailer will, subject to Clause 6.1(f), be reduced for each Release Gas Year to an amount calculated as follows:

                    Ri   =   APi  X  MNi
                                     ---
                                     MOi

                    Where:

                    Ri is a Retailer's Annual MDQ Amount for a Release Gas Year after adjustment pursuant to this Clause 6.1(b)(4);

                    APi is that Retailer's Annual MDQ Amount prior to adjustment pursuant to this Clause 6.1(b)(4);

                    MNi is the Base MDQ of that Retailer (in the case of the first Release Gas Year) on the Release Gas Commencement Date or (in the case of any other Release Gas Year) on the first Day of that Release Gas Year less the amount of the reduction in that Retailer's MDQ as determined in accordance with Clause 6.1(b)(3); and

                    MOi is the Base MDQ of that Retailer (in the case of the first Release Gas Year) on the Release Gas Commencement Date or (in the case of any other Release Gas Year) on the first day of that Release Gas Year.

          (c) Any reduction in a Retailer's AQ or MAQ pursuant to this Clause 6.1 will have effect for the Release Gas Year in respect of which it is calculated.

          (d) Any reduction in a Retailer's MDQ pursuant to Clause 6.1(b)(3) will take effect:

          (1) for the first Release Gas Year in respect of which the reduction is calculated, on the Release Gas Commencement Date;

          (2) for each subsequent Release Gas Year in respect of which the reduction is calculated, on the first Day of that Release Gas Year.

          (e) Any reduction in a Retailer's MDQ pursuant to Clause 6.1(b)(3) will cease to have effect on the Day after the last Day of the Release Gas Year in respect of which the reduction is calculated.

          (f) Any reduction in the Annual MDQ Amount for a Retailer pursuant to Clause 6.1(b)(4) will take effect:

          (1) for the first Release Gas Year in respect of which the reduction is calculated, for the Month commencing on the Release Gas Commencement Date and for each subsequent Month in that Contract Year; and

          (2) for each subsequent Release Gas Year in respect of which the reduction is calculated, for each Month in that Release Gas Year.

          (g)       Subject to Clause 6.1(h), Gascor may exercise the
          Release Gas Option by giving notice of exercise ("RELEASE GAS OPTION EXERCISE NOTICE") to each Retailer at any time on or before 30 November 2000.

          (h) The Release Gas Option will lapse if Gascor does not give a Release Gas Option Exercise Notice on or before 30 November 2000.

          (i) The Release Gas Option Exercise Notice given to each Retailer must specify:

          (1) the date on which the Release Gas Period will start, which may be any date on or before 1 January 2001 provided that it is not less than 30 days after the Release Gas Option Exercise Date;

          (2) the aggregate amount of the reduction to be made in respect of all Retailers' AQs for each Release Gas Year, which may be:

                              (A) in the case of the first Release Gas Year, any quantity expressed in PJ, up to and including the maximum quantity calculated as follows:

                              Q  =  15  X RGD
                                          ---
                                          365

                              Where:

                              Q         is the maximum quantity; and

                              RGD is the number of Days from and including the first Day of the Release Gas Period to and including the last Day of that Release Gas Year; or

                              (B) in the case of each Release Gas Year other than the first Release Gas Year, any quantity, expressed in PJ, up to and including 15PJ;

          (3) the amount of the reduction in that Retailer's AQ for each Release Gas Year as determined in accordance with Clause 6.1(b)(1);

          (4) the amount of the reduction in that Retailer's MAQ for each Release Gas Year as determined in accordance with Clause 6.1(b)(2);

          (5) the amount of the reduction in that Retailer's MDQ for each Release Gas Year as determined in accordance with Clause 6.1(b)(3); and

          (6) the amount of the reduction in that Retailer's Annual MDQ Amount for the first Release Gas Year as determined in accordance with Clause 6.1(b)(4).

6.2       ECOGEN MDQ REDUCTIONS

          (a) The MDQ of each Retailer will be reduced in each Ecogen MDQ Reduction Month by an amount equal to the Ecogen MDQ Reduction calculated in respect of that Retailer.

          (b) If the Base MDQ of a Retailer changes prior to 31 December 2003, Gascor must notify each Retailer of its Ecogen MDQ Reduction for each subsequent Ecogen MDQ Reduction Month as soon as practicable after such change.

          (c) If Gascor's MDQ is reduced pursuant to Clause 5.7 of the Principal Contract prior to 31 December 2003, Gascor must notify each Buyer of that fact and of the application of Clause 5.4(c)(1) or (2) (as the case may be) as soon as practicable after it becomes aware of the amount of such reduction.

6.3       SALE OF GAS TO RCO

          (a)       If Gascor exercises the Release Gas Option, Gascor and
          RCo must amend the terms of RCo's Sub-sales Agreement to provide for the sale by Gascor, and purchase by RCo, of additional quantities of Gas equivalent to the quantities which the Retailers would have been able to take but for the exercise of the Release Gas Option.

          (b) RCo's AQ for a Release Gas Year will be equal to the Release Gas AQ Reduction Quantity for that Release Gas Year.

          (c) If the Release Gas AQ Reduction Quantity is reduced in accordance with Clause 5.5(b), RCo's AQ will be reduced by the same amount.

--------------------------------------------------------------------------------
7.        NOMINATIONS, DELIVERIES AND QUANTITIES
--------------------------------------------------------------------------------

7.1       DETERMINATION OF DAILY DELIVERED QUANTITIES

          (a) Gascor must determine for each Day the quantity of Gas made available for delivery by Gascor to, and taken by, each Buyer on that Day ("DAILY DELIVERED QUANTITY") by reference to that Buyer's Nominations (or (in the case of RCo) if RCo does not give any Nominations for that Day, the Release Gas Purchasers' Nominations) for that Day in accordance with the Gas Allocation Mechanisms.

          (b)       For the purposes of Clause 3.8(a) of each Buyer's
          Sub-sales Agreement and Clause 6.4(a) or each Retailer's Agency Agreement, the total quantity of Gas made available for delivery by Gascor to, and taken by, each Buyer in a Gas Month ("QT") will be equal to the sum of the Daily Delivered Quantities determined in respect of that Buyer in accordance with the Gas Allocation Mechanisms for each Day of that Gas Month.

          (c) If Gascor is in possession of sufficient data to enable it to do so, Gascor must determine the Daily Delivered Quantity on a Day for each Buyer, and notify each Buyer of its Daily Delivered Quantity on that Day, by not later than 12.00 noon on the second Day after that Day. If Gascor is not in possession of sufficient data to enable it to do so, Gascor must notify each Buyer of its Daily Delivered Quantity on a Day as soon as reasonably practicable after Gascor is in possession of sufficient data.

          (d) For the purposes of Clause 7.1(c), Gascor must use its best endeavours to take such action as the Committee may reasonably request to obtain sufficient data to enable Gascor to determine the Daily Delivered Quantity for each Buyer by the time specified in Clause 7.1(c) (including without limitation by procuring, insofar as it is able to do so, that a Transmission Company or another person collects and provides relevant data), provided that Gascor is not required to take any action requested by the Committee pursuant to this Clause 7.1(d) unless the conditions set out in paragraph 1(b) of Part B of Schedule 1 are satisfied in relation to such action.

          (e) Without derogating from Clause 7.1(d), the Parties acknowledge that Gascor may not be in possession of sufficient data to enable it to determine the Daily Delivered quantity on each Day if the Measuring Agency is required, in accordance with paragraph 4(b) of
          Schedule 8 of the Principal Contract, to measure the volume of gas which passes daily to persons other than Gascor or SOU Customers through their respective points of off-take.

          (f)       For the purposes of determining the Daily Delivered
          Quantity for each buyer pursuant to Clause 7.1(c), Gascor must, unless the Parties otherwise agree, use its reasonable endeavours to ensure that the quantity of Gas delivered by the Sellers to Gascor on a Day at the Point of Delivery is measured in a way which is consistent with the provisions of Schedule 8 in the Principal Contract.

          (g) On or before the 10th day of each Month or, if that day is not a Working Day, on the next Working Day, Gascor must determine and give to each Buyer a detailed statement setting out the Daily Delivered Quantity for that Buyer for each Day of the preceding Gas Month and the quantity Qt determined in respect of that buyer for that preceding Gas Month, in each case based on the information contained in the statement given to Gascor and each Seller by the Measuring Agency pursuant to Clause 18.1 of the Principal Contract.

          (h) This Clause 7.1(h) applies in the event that the market is suspended prior to 1 October 1999 and the only market participants at the time of the suspension are the Retailers. In such circumstances:

          (1) the quantity of gas made available for delivery by Gascor to each Retailer during the period of the market suspension will not be determined in accordance with the Gas Allocation Mechanisms, but shall be determined, insofar as practicable, in accordance with the "interim billing system" as contemplated by the provisions of Clauses 4.1 and 4.2 of the Interim Agency Agreements (pursuant to which Gas delivered at the Point of Delivery is allocated between the Retailers by reference to the consumption of their respective customers as opposed to nominations);

          (2) the Parties must endeavour to agree any amendment which may need to be made to the Relevant Agreements to give effect to Clause 7.1(h)(1) (including without limitation any reconciliations which may be required to ensure that all Gas delivered at the Point of Delivery is allocated to, and paid for by, the Retailers under the Relevant Agreements); and

          (3) if the Parties fail to agree the amendments (if any) which are required to be made to the Relevant Agreements in accordance with Clause 7.1(h)(2) within 30 days of the date on which the market is suspended, any Party may refer the matter to Gascor's Accountants for determination. If the matter is referred to Gascor's Accountants in accordance with this Clause 7.1(h)(3), Gascor's Accountants will be deemed not to be in arbitrator, but shall give their determination as an expert and their decision shall be final and binding on the Parties in the absence of fraud or manifest error.

          (i)       For the purposes of Clause 7.1(h):

          (1) "MARKET" means the market for gas operated and administered by VENCorp in accordance with the MSOR;

          (2) "MSOR" means the Market and System Operations Rules established under section 48N of the Act; and

          (3) the market is suspended if VENCorp declares the market to be suspended in accordance with section 6.7 of the MSOR.

7.2       REDETERMINATION OF DAILY DELIVERED QUANTITIES

          (a) If, after a statement has been issued in respect of a Gas Month pursuant to Clause 7.1(g), it is determined that the quantity of Gas which the Sellers delivered to Gascor on a Day in that Gas Month as specified in the statement given to Gascor by the measuring Agency pursuant to Clause 18.1 of the Principal Contract was not properly measured or calculated in accordance with the terms of the Principal Contract, whether as a result of a measurement error or otherwise, and that a revised quantity should be substituted, Gascor must, as soon as reasonably practicable after such determination, redetermine the Daily Delivered Quantity of each Buyer for that Day in accordance with the Gas Allocation Mechanisms and give each Buyer a statement specifying the substituted quantity, details of the improper measurement or calculation and the revised Daily Delivered quantity of that Buyer for that Day.

          (b) If the quantity of Gas delivered to a Retailer in a Gas Month as revised in accordance with Clause 7.2(a) differs from the quantity specified for that Gas Month in the statement given pursuant to Clause 7.1(g) by less than or equal to 5 per cent of the latter quantity, then only the quantity of Gas delivered by Gascor to that Retailer in that Gas Month under its Sub-sales Agreement will be adjusted.

          (c) If the quantity of Gas delivered to a Retailer in any Gas Month as revised in accordance with Clause 7.2(a) differs from the quantity specified for that Gas Month in the statement given pursuant to Clause 7.1(g) by more than 5 per cent of the latter quantity, then that Retailer must as soon as reasonably practicable recalculate the quantity of Gas delivered by Gascor to that Retailer in that Gas Month under both its Sub-sales Agreement and its Agency Agreement.

          (d) If the quantity of Gas delivered by Gascor to a Buyer in a Gas Month under its Sub-sales Agreement or its Agency Agreement is adjusted or redetermined in accordance with this Clause 7.2, the redetermined or adjusted quantity must be taken into account in the next Monthly Statement (as defined in that Buyer's Sub-sales Agreement) and, if appropriate, the next Monthly Claim Form (as defined in that Buyer's Agency Agreement), in which case Clause 8.6 of that Buyer's Sub-sales Agreement and Clause 6.12 of that Buyer's Agency Agreement will apply (as the case may be).


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


7.3       COMBINED NOMINATIONS

          (a) Notwithstanding Clause 3 of each Retailer's Sub-sales Agreement and Clause 4 of each Retailer's Agency Agreement, each Retailer must (unless Gascor otherwise agrees), instead of giving separate estimates of its requirements for Gas, Initial Nominations, Daily Nominations or other nominations which are required to be given at or before the same time under its Sub-sales Agreement and its Agency Agreement, give a single estimate or nomination to Gascor of its requirements for Gas for the relevant Contract Year, Gas Month or Day (as the case may be) to be delivered under both agreements at or before the time specified in that Retailer's Sub-sales Agreement.

          (b) Any nominations given by a Retailer pursuant to Clause 7.3(a) must be given in accordance with the communications procedures contained in Clause 19.5 of that Retailer's Sub-sales Agreement.

          (c) Each Retailer must ensure that any single estimate or nomination of its requirements for Gas given in accordance with Clause 7.3(a) will be made in good faith and when given will be the Retailer's best estimate as a Reasonable and Prudent Operator of its reqirements for Gas to be delivered under its Agency Agreement and its Sub-sales Agreement for the relevant Contract Year, Gas Month or Day (as the case may be).

          (d) If a Retailer nominates for delivery on a Day in accordance with Clause 7.3(a) a quantity of Gas which exceeds the MDQ of that Retailer in effect for that Day, that Retailer will be deemed to have nominated a quantity of Gas equal to that MDQ.

7.4       MDQ

          (a) Notwithstanding Clause 3.6 of each Retailer's Sub-sales Agreement and Clause 4.6 of each Retailer's Agency Agreement, the maximum quantity of Gas which a Retailer is entitled to nominate and take on any Day both under its Sub-sales Agreement and its Agency Agreement is equal to the Base MDQ of that Retailer applicable on that Day less:

          (1) if that Day is in a Release Gas Year, the amount of any reduction required in respect of that Retailer for that Release Gas Year in accordance with Clause 6.1(b)(3);

          (2) if that Day is in an Ecogen MDQ Reduction Month, the amount of the Ecogen MDQ Reduction calculated in respect of that Retailer;

          (3) the amount of any reduction in that Retailer's MDQ required for the Quarter in which that Day falls as a result of Sellers' Sales in accordance with Clause 4.5; and

          (4) the amount of any adjustment to that Retailer's MDQ required as a result of an Intra-Quarter MDQ Adjustment in accordance with Clause 4.6 as a result of Sellers' Sales.


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


          (b) The maximum quantity of Gas which RCo is entitled to nominate and take on any Day under its Sub-sales Agreement is calculated as follows:

          MDQR   =   365   X   (MR   X   RQ)   +   E
                     ---                 --
                     RGD                 15

          Where:

          MDQR is the maximum quantity of Gas which RCo is entitled to nominate and take on a Day, expressed in TJ/Day;

          RGD is, if the Day is in the first Release Gas Year, the number of Days from and including the first Day of the Release Gas Period to and including the last Day of that Release Gas Year or, if the Day is in any other Release Gas Year, 365;

          MR        is, subject to Clause 5.4(b), 50;

          RQ is the Release Gas AQ Reduction Quantity, expressed in PJ for the Release Gas Year in which that Day falls prior to the reductions, if any, made pursuant to Clause 5.5(b); and

          E is, subject to Clause 5.4(c)(1) and (2), the quantity, expressed in TJ/Day, set out in column 2 of Part 1 of
                    Schedule 3 against that Ecogen MDQ Reduction Month.

          (c) Notwithstanding any other provisions of this Agreement or any provision of any other Relevant Agreement, the Parties intend that the sum of the MDQs of all Buyers on a Day should be equal to Gascor's MDQ on that Day. If, as a result of the operation of any other provision of this Agreement or of any provision of any other Relevant Agreement, the sum of the MDQs of all Buyers on a Day will not be equal to Gascor's MDQ on that Day, each Retailer's MDQ for the Day will be adjusted as follows:

          MDQAi   =   MDQi   +   (D   X   MDQi)
                                          -----------
                                          (SIGMA)MDQi

          Where:

          MDQAi is the Retailer's adjusted MDQ for that Day, expressed in TJ;

          MDQi is that Retailer's MDQ on that Day but for the operation of this Clause 7.4(c);

          D is the difference, expressed in TJ, between Gascor's MDQ on that Day and the sum of all Buyers' MDQs on that Day but for the operation of this Clause 7.4(c), expressed as a negative number if Gascor's MDQ on that Day is less than the sum of all Buyers' MDQs on that Day and expressed as a positive number if Gascor's MDQ on that Day is more than the sum of all Buyers' MDQs on that Day; and


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


   (SIGMA)MDQi      is the sum of the MDQs of all Retailers on that Day but
                    for operation of this Clause 7.4(c).

          (d) Notwithstanding any other provision of this Agreement, the MDQ of a Buyer must not be less than zero and if, as a result of the application of any formula contained in any provision of this Agreement, the MDQ of a Buyer would, but for this Clause 7.4(d), be less than zero, the Buyer's MDQ shall be zero.

          (e) Without limitation to the generality of Clause 7.4(d), if, as a result of the application of Clause 7.4(c), the MDQ of a Buyer would, but for Clause 7.4(d), be less than zero, that Buyer's MDQ shall be zero and Clause 7.4(c) shall apply iteratively until the sum of the MDQs of all Buyers equals Gascor's MDQ.

7.5       MAQ

          (a)       Notwithstanding Clauses 3.7(c) and (d) of each
          Retailer's Sub-sales Agreement and Clauses 4.7(c) and (d) of each Retailer's Agency Agreement, the MAQ of each Retailer for a Contract Year is equal to the maximum quantity of Gas which that Retailer may take in that Contract Year as determined in accordance with Clauses 3.7(c) and (d) of that Retailer's Sub-sales Agreement.

          (b) Notwithstanding any other provision of this Agreement or any provision of any other Relevant Agreement, the Parties intend that the sum of the MAQs of all Buyers for a Contract Year should be equal to Gascor's MAQ for that Contract Year. If as a result of the operation of any other provision of this Agreement or of any provision of any other Relevant Agreement, the sum of the MAQs of all Buyers for a Contract Year is not equal to Gascor's MAQ for that Contract Year, each Retailer's MAQ for that Contract Year will be adjusted as follows:

          MAQAi   =   MAQi   +   (D   X   MAQi)
                                          -----------
                                          (SIGMA)MAQi

          Where:

          MAQAi is the Retailer's adjusted MAQ for the Contract Year, expressed in the PJ;

          MAQi is that Retailer's MAQ for that Contract Year but for the operation of this Clause 7.5(b);

          D is the difference, expressed in PJ, between Gascor's MAQ for that Contract Year and the sum of all Buyers' MAQs for that Contract Year but for the operation of this Clause 7.5(b), expressed as a negative number if Gascor's MAQ for that Contract Year is less than the sum of all Buyer's MAQs for that Contract Year and expressed as a positive number if Gascor's MAQ for that Contract Year is more than the sum of all Buyers' MAQs for that Contract Year; and

   (SIGMA)MAQi      is the sum of the MAQs of all Retailers for that Contract
                    Year but for the operation of this Clause 7.5(b).


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


7.6       AQ

          (a)       Notwithstanding Clauses 3.7(a) and (b) of each
          Retailer's Sub-sales Agreement and Clauses 4.7(a) and (b) of each Retailer's Agency Agreement, the AQ of each Retailer for a Contract Year is equal to the AG of that Retailer as determined in accordance with Clauses 3.7(a) and (b) of that Retailer's Sub-sales Agreement.

          (b) Notwithstanding any other provision of this Agreement or any provision of any other Relevant Agreement, the Parties intend that the sum of the AQ's of all Buyers for a Contract Year should be equal to Gascor's AQ for that Contract Year. If as a result of the operation of any other provision of this Agreement or of any provision of any other Relevant Agreement, the sum of the AQs of all Buyers for a Contract Year is not equal to Gascor's AQ for that Contract Year, each Retailer's AQ for that Contract Year will be adjusted as follows:

          AQAi   =   AQi   +   (D   X   AQi)
                                        ----------
                                        (SIGMA)AQi

          Where:

          AQAi is the Retailer's adjusted AQ for the Contract Year, expressed in PJ;

          AQi is that Retailer's AQ for that Contract Year but for the operation of this Clause 7.6(b);

          D is the difference, expressed in PJ, between Gascor's AQ for that Contract Year and the sum of all Buyer's AQs for that Contract Year but for the operation of this Clause 7.6(b), expressed as a negative number if Gascor's AQ for that Contract Year is less than the sum of all Buyer's AQs for that Contract Year and expressed as a positive number if Gascor's AQ for that Contract Year is more than the sum of all Buyer's AQs for that Contract Year; and

   (SIGMA)AQi       is the sum of the AQs of all Retailers for that Contract
                    Year but for the operation of this Clause 7.6(b).

7.7       POINT OF DELIVERY

The delivery point for the delivery of Gas under the Sub-sales Agreements and the Agency Agreements is the Point of Delivery.

7.8       OTHER POINTS OF DELIVERY

          (a) Gascor must not consent to any change in the Point of Delivery or additional Point of Delivery under Clause 12.2 of the Principal Contract unless all the Buyers consent.

          (b) Each Buyer agrees that it will not unreasonably withhold its consent under Clause 7.8(a).


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


          (c)       Subject to Clause 7.8(d), Gascor must compensate each
          Buyer for any net disadvantage, taking full account of advantages and savings, to that Buyer existing or foreseeable at the time of addition or substitution or due to or arising out of any additional or substitute Point of Delivery, including (without limitation) to the extent incurred:

          (1)       the cost of release from a transmission contract;

          (2)       any additional costs of a new transmission contract;

          (3) any cost of providing new and altering existing facilities or reticulation.

          (d) A buyer will only be entitled to compensation from Gascor under Clause 7.8(c) in respect of an additional or substitute Point of Delivery if Gascor has received compensation from Sellers under Clause 12.2 of the Principal Contract in respect of that additional or substitute Point of Delivery and, if the amount of compensation received by Gascor under Clause 12.2 of the Principal Contract is less than the total compensation payable by Gascor to all Buyers, then the amount of the compensation payable to a Buyer under Clause 7.8(c) shall be calculated in accordance with the following formula:

          Ci   =   CG   X   CBi
                            ----------
                            (SIGMA)CBi

          Where:

          Ci is the amount of the compensation payable to a Buyer under Clause 7.8(c) in respect of an additional or substitute Point of Delivery;

          CG is the compensation received by Gascor under Clause 12.2 of the Principal Contract in respect of that additional or substitute Point of Delivery;

          CBi is the compensation which would be payable to that Buyer pursuant to Clause 7.8(c) in respect of that additional or substitute Point of Delivery but for the operation of this Clause 7.8(d); and

   (SIGMA)CBi       is the total amount of compensation which would be payable to all Buyers in respect of that additional or substitute
                    Point of Delivery but for the operation of this Clause
                    7.8(d).

          (e) For the purpose of enabling Gascor to determine the compensation (if any) payable to each Buyer in accordance with Clause 7.8(c), each Buyer must provide Gascor with such information as Gascor may reasonably request.

7.9       GAS TO BE DELIVERED IN A SINGLE STREAM

Gas to be delivered under the Sub-sales Agreements and the Agency Agreements at the Point of Delivery will be tested, measured and delivered in a single stream that may be commingled with Sales Gas for delivery to other buyers.


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


7.10      DELIVERY RATE

Gascor is not obliged to deliver Gas to the Buyers in any hour of a Day at a rate which is different to the rate at which the Sellers deliver Gas to Gascor under the Principal Contract. The Parties acknowledge that, under Clause 5.6(a) of the Principal Contract, a Seller is not obliged to deliver Gas in any hour of a Day at a rate greater than the rate which would deliver 1/24th of its Proportionate Share (as defined in the Principal Contract) of Gascor's applicable MDQ during that Day.

7.11      DELIVERY PRESSURE

The Parties acknowledge that Gas sold under the Principal Contract will be delivered by each Seller against the pressure existing from time to time at the Point of Delivery and that a Seller will not at any time be required to deliver Gas to Gascor under the Principal Contract at a pressure in excess of the Maximum Delivery Pressure (as defined in the Principal Contract).

7.12      UNDELIVERED QUANTITIES

          (a) If on any Day there is any quantity of Gascor's Undelivered Gas, then Gascor will be deemed to have failed to have delivered to each Buyer on that Day a quantity of Gas equal to:

          (1) the quantity of Gas which Gascor would have been required to allocate to that Buyer on that Day in accordance with the Gas Allocation Mechanisms if the Sellers had delivered to Gascor on that Day the quantity of Gascor's Undelivered Gas in addition to the quantity of Gas actually delivered by the Sellers to Gascor on that Day; less

          (2) the Daily Delivered Quantity determined in respect of that Buyer for that Day.

          (b) If Gascor is deemed to have failed to have delivered a quantity of Gas to a Retailer on a Day in accordance with Clause 7.12(a), then the quantity of Gas which Gascor shall be deemed to have failed to deliver to that Retailer under its Agency Agreement and its Sub-sales Agreement respectively shall be calculated as follows:

          (1) Gascor shall be deemed to have failed to have delivered to the Retailer under its Agency Agreement on that Day a quantity of Gas equal to the lesser of:

                              (A) the quantity of Gas which Gascor is deemed to have failed to have delivered to that Retailer on that Day in accordance with Clause 7.12(a); or

                              (B)       the estimated quantity of Gas
                              supplied by that Retailer to Gascor Customers (as defined in that Retailer's Agency agreement) on that Day as calculated on the basis set out in Clause 6.4(a)(2) of that Retailer's Agency Agreement plus the quantity of Gas which that Retailer estimates that it would have supplied on that Day to those Gascor Customers, if any, who were curtailed on that Day but for such curtailment less that Retailer's Daily Delivered Quantity for that Day; and

          (2) Gascor shall be deemed to have failed to have delivered to the Retailer under its Sub-sales Agreement on that Day the balance of that Gas if any.

          (c) Each Buyer is entitled, subject to the provisions of Clause 15 of that Buyer's Agency Agreement and Clause 14 of that Buyer's Sub-sales Agreement, to sue Gascor for damages in respect of any deemed failure to deliver any quantity of Gas under that Buyer's Agency Agreement or Sub-sales Agreement (as the case may be) in accordance with Clauses 7.12(a) and (b).

7.13      ADDITIONAL NOMINATIONS

          (a) The Buyers acknowledge that, as at the date of this Agreement, Gascor is in negotiations with the Sellers for the purpose of giving additional nominations under the Principal Contract (which additional nominations may vary the Daily Nomination (as defined in the Principal Contract)) for the duration of the period for which the Sellers continue to claim that they are relieved from their obligations to deliver Gas under the Principal Contract as a result of Force Majeure (as defined in the Principal Contract) (being the explosion which occurred at the Sellers' Longford facilities on or about 25 September 1998).

          (b) Each Buyer agrees and undertakes that, if Gascor agrees with the Sellers (after consultation with the Buyers) to give additional nominations to the Sellers as contemplated by Clause 7.13(a), it will:

          (1) give such additional nominations to Gascor of its requirements for Gas as Gascor may reasonable require to enable it to meet its additional obligations to the Sellers; and

          (2) not unreasonably withhold or delay its consent to such consequential amendments to each of the Relevant Agreements to which it is a party to give effect to Gascor's reasonable requirements.

--------------------------------------------------------------------------------
8.        CURTAILMENT AND EXTENDED FORCE MAJEURE
--------------------------------------------------------------------------------

8.1       ORDER OF ALLOCATION

The Parties intend that Gas available for delivery under the Principal Contract should be allocated in the order of priority set out in Clause 11.1 of the Principal Contract in the event that on any day ("CURTAILMENT DAY"), due to a Seller's default under the Principal Contract or Force Majuere, that Seller has less quantities of Gas available from the Sellers' Gippsland Basin than the quantities of Gas required on that Day for the purposes of satisfying its aggregate obligations under all of its sales contracts, supplied from the Sellers' Gippsland Basin. Accordingly, each Buyer must, immediately upon request by Gascor, advise Gascor of the Gas requirements directly or indirectly supplied, or to be supplied, by that Buyer of D Market Consumers for a Curtailment Day not otherwise able to be met by that Buyer.


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


8.2       COOPERATION ON CURTAILMENT

Gascor must, as soon as reasonably practicable, notify each Buyer of any information it has received from a Seller as to any possible need for the curtailment of Gas deliveries.

8.3       BUYER'S CERTIFICATE

Each Buyer must, as soon as reasonably practicable after request by Gascor, give to Gascor a certificate confirming the basis of and means of calculating the quantity advised for the purposes of Clause 8.1 including confirmation of any gas supplied by that Buyer on the Curtailment Day for any purpose other than meeting the Gas requirements of D Market Consumers.

8.4       EXTENDED FORCE MAJEURE

(a) If the obligations of a Seller or Gascor under the Principal Contract to deliver or take Gas are permanently reduced in accordance with Clause 20.7 of the Principal Contract as a result of the Sellers giving a notice pursuant to that Clause, then the obligations of Gascor to deliver and each Buyer to take Gas under each Relevant Agreement to which it is a party will be permanently reduced (with effect from the time of the reductions under the Principal Contract) by such amount as, subject to Clause 8.4(e), Gascor considers, after consultation with the Buyers, to be fair and reasonable with the intent that Gascor should not suffer or incur any loss or liability as a result of or in connection with any reduction of any Seller's or Gascor's obligations under the Principal Contract.

(b) For the purpose of determining a reduction in the Parties' respective obligations under the Relevant Agreements Gascor must treat all Buyers impartially.

(c) Gascor must give each Buyer notice of the permanent reduction in its and Gascor's obligations pursuant to Clause 8.4(a) as soon as reasonably practicable after its determination.

(d) The Relevant Agreements will remain in full force and effect following the giving of a notice pursuant to Clause 8.4(c) save to the extent that the obligations of the Parties thereunder are reduced in accordance with the notice.

(e) If a Party considers that the reduction in its obligations as determined by the Gascor pursuant to Clause 8.4(a) is not fair and reasonable, that Party may refer the matter to an Expert.

--------------------------------------------------------------------------------
9.        OFF SPECIFICATION GAS
--------------------------------------------------------------------------------

If Gascor requires the Sellers to suspend deliveries of Off Specification Gas pursuant to Clause 16.2(c) of the Principal Contract for a period greater than or equal to one hour, for the purpose of calculating each Buyer's AMQ, a reduction will be made in accordance with the following formula:

RQi   =   GRQ   X   RRQi
                    -----------
                    (SIGMA)RRQi


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


Where:

RQi       is the amount of the reduction to be made in calculating a Buyer's
          AMQ;

GRQ is the quantity equivalent to the Off Specification Reduction Quantity (as defined in the Principal Contract) calculated in respect of the period of suspension multiplied by the number of whole hours during the period of suspension;

RRQi is a quantity equivalent to the Buyer's Off Specification Reduction Quantity of that Buyer calculated in respect of the period of suspension multiplied by the number of whole hours during the period of suspension; and

(SIGMA)RRQi is a quantity equivalent to the sum of the Buyer's Off Specification
          Reduction Quantities of all Buyers calculated in respect of the period of suspension multiplied by the number of whole hours during the period of suspension.

--------------------------------------------------------------------------------
10.       THE EXPERT
--------------------------------------------------------------------------------

10.1      APPLICATION OF THIS CLAUSE

Wherever in this Agreement any person is to be appointed as an expert ("EXPERT") or any matter is to be referred to an Expert, and whenever the Parties agree that a point of difference between them is to be resolved by an Expert, this Clause 10 will apply and there will be a single proceeding before the Expert for the purposes of this Agreement. Gascor, and each of the Buyers, severally, will be bound by a determination of an Expert in accordance with this Agreement, save in the event of fraud or manifest error.

10.2      APPOINTMENT

The procedure for the appointment of an Expert is as follows:

(a) the Party wishing the appointment to be made must give notice to that effect to the other Parties, giving details of the matter which is proposed to be resolved by the Expert and designating its representative in negotiations, being a senior officer of the Party with authority to settle the matter. The other Parties must within 5 working days give notice designating their representative in negotiations, with similar authority;

(b) within 15 working days of the notice proposing the appointment of an Expert, the designated representatives of the Parties must meet to seek to resolve the matter;

(c) if the matter to be referred to the Expert is not resolved by the representatives within a period of 10 working days of their first meeting of 25 working days from the date of the notice first referred to in Clause 10.2(a), the Parties must meet to agree upon a single Expert to whom the matter in dispute will be referred for determination;

(d) if, within 20 working days of the first date on which the Parties were required to meet pursuant to Clause 10.2(c), the Parties fail to agree upon the appointment of a single Expert, any Party to the determination may request the Chairman of the Australian Commercial Disputes Centre Limited to appoint an Expert. In order for the request to be valid, the Party giving the request must, at the same time as the request is made, give a copy of the request to the other Parties to the determination. Provided each Party to the determination is consulted prior to any appointment of an Expert, that appointment will be final and binding on the Parties to the determination.

10.3      QUALIFICATION

(a) No person may be appointed by a Party to the determination to act as an Expert under this Clause 10 unless that person is qualified by education, experience and training to determine the matter in dispute, but a person appointed pursuant to Clause 10.2(d) may act even though that person is not so qualified as long as that person is a member of the Institution of Engineers Australia (Victoria Division) or of The Institute of Arbitrators Australia, a retired judge of a Supreme Court of an Australian State or of the Federal Court of Australia or Senior Counsel or equivalent.

(b) A person may not be appointed, or remain, an Expert if at the time of the appointment or at any time before that person gives his or her determination under such appointment, that person has, has had or may have some interest or duty (either as an employee or adviser or otherwise) which conflicts or may conflict with his or her function under such appointment.

10.4      POWERS AND DUTIES

          (a) The Parties to a determination under this Clause 10 may make submissions to the Expert in relation to any matter before the Expert for determination. The Expert must, promptly after his or her appointment, fix a reasonable time and place (being Melbourne unless the Parties agree otherwise) for receiving submissions or information from the Parties or from any other persons that he or she may think fit. The Expert may make such further enquiries and require such other evidence as the Expert may consider necessary for determining the matter before him or her and must, in accordance with this Agreement, determine the matter with all due diligence and speed.

          (b) The Expert will be deemed not be an arbitrator, but shall render his or her decision as an expert and his or her decision will be final and binding on the Parties in the absence of fraud or manifest error. The Commercial Arbitration Act 1984 and the law relating to arbitrators will not apply to the Expert or his or her determination or the procedure by which the Expert reaches his or her determination.

          (c) Each Party to the determination will bear the costs and expenses of all counsel, witnesses and employees retained by it, but, except where otherwise specifically provided in this Agreement, the cost and expenses of the Expert will be apportioned between the Parties in such proportions as the Expert, in the circumstances, considers proper.

10.5      CONFIDENTIALITY

          (a) The matter for determination, all submissions, documents and the Expert's determination must be kept confidential by the Parties to the determination during the term of this Agreement and for five years after the termination of this Agreement and shall not be disclosed except as may be permitted under Clause 15. Nothing in this Clause 10.5(a) applies to or in relation to or restricts in any way:

          (1)       disclosure of information to the Expert; or

          (2) disclosure of the matter for determination or the determination in the course of legal proceedings or in the course of any other judicial, arbitral or administrative proceedings (including proceedings before an arbitator) between the Parties to the determination.

          (b) It will be a term of the Expert's appointment that the Expert be required to undertake to keep confidential matters coming to his or her knowledge by reason of his or her appointment and carrying it out.

10.6      REMOVAL OF EXPERT

If an Expert appointed under this Clause 10 has not arrived at a determination within three Months of the date of his or her appointment, any Party to the determination may, upon giving notice to the other, terminate such appointment and a new Expert must be appointed and the matter in dispute must be resubmitted for determination in accordance with this Clause 10.

10.7      REFERRAL TO EXPERT DOES NOT AFFECT OBLIGATIONS

The referral of a dispute or difference to an Expert pursuant to this Clause 10 will not affect the obligations of the Parties to supply, take or pay for Gas in accordance with the terms and conditions of this Agreement and their respective Sub-sales Agreements and Agency Agreements.

10.8      COMMUNICATIONS TO BE COPIED TO ALL PARTIES

Any communication by one of the Parties to the determination with the Expert (whether pursuant to Clause 10.4 or otherwise) must be copied, at the same time, to the other Parties to the determination.

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11.       DISPUTE RESOLUTION
--------------------------------------------------------------------------------

11.1      OBLIGATION TO SEEK RESOLUTION

          (a) Except for matters to be referred to an Expert under Clause 10, if a Party claims a difference or dispute has arisen in connection with this Agreement that Party must give notice to the other Parties identifying such difference or dispute and designating its representative in negotiations. The other Parties must within 3


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          Working Days give notice designating their representative in negotiations. The representative of each Party must be a senior officer of the Party with authority to settle the matter.

          (b) Within 5 Working Days of the notice of a difference or dispute, the designated representatives of the Parties must meet to seek to resolve the matter.

          (c) If the difference or dispute is not resolved by the representatives within a period of 10 Working Days of their first meeting or 15 Working Days of receipt of the notice identifying such difference or dispute under Clause 11.1(a), any Party may then commence arbitration in accordance with Clause 11.2.

11.2      GENERAL REQUIREMENT

          (a) Subject to Clause 11.1, any dispute or difference between the Parties arising out of or in connection with:

          (1)       this Agreement or the subject matter of this Agreement;

          (2)       the construction of this Agreement;

          (3) the rights, obligations, duties or liabilities of any Party under this Agreement,

          must, in default of agreement between the Parties and in the absence of any provision in this Agreement to the contrary, be referred to a single arbitration by Gascor and each Buyer (Gascor and the Buyers being collectively the ("PARTIES TO THE ARBITRATION").

          (b) The arbitration will be conducted by a panel of arbitrators to be appointed in accordance with Clause 11.7 (the "PANEL").

          (c) Every such arbitration will be conducted in accordance with the Commercial Arbitration Act 1994 (Vic) and, unless the Parties to the Arbitration agree otherwise, in Melbourne, Victoria.

          (d) In any arbitration proceedings under this Clause, the rules set out in this Clause 11 (the "ARBITRATION RULES") will apply. In the event of any conflict between the Commercial Arbitration Act 1994 (Vic) and a specific provision of this Clause 11, this Clause 11 will prevail.

          (e) A Party may, by giving notice to the other Parties, elect not to be a Party to the Arbitration on the grounds that it is not affected by the dispute or difference which is the subject of the arbitration or on any other grounds, in which case that Party shall not be one of the Parties to the Arbitration.

          (f) An award delivered by the Panel is binding on a Party which elects not to be a Party to the Arbitration pursuant to Clause 11.2(e) and a Party who so elects is not entitled to dispute or raise any objection to such an award.

          (g) A Party must cease to be one of the Parties to the Arbitration if the dispute or difference arising out of or in connection with:


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          (1)       a Relevant Agreement to which that Party is not a party or the subject matter of such an agreement;

          (2)       the construction of such an agreement; or

          (3) the rights, obligations, duties or liabilities of any other Party under such an agreement,

          unless that Party can demonstrate, to the satisfaction of the Panel, that the rights of that Party under any other Relevant Agreement will be, or are likely to be, materially and adversely affected by any award which the Panel may deliver in relation to the dispute or difference.

11.3      THE CLAIM

The arbitration proceedings will be commenced by delivery by one or more of the Parties to the Arbitration (a "CLAIMANT" or, together, the "CLAIMANTS") of its or their claims and contentions (the "CLAIM"), which must be set out in writing and signed by or on behalf of each Claimant, to each other Party to the Arbitration (a "RESPONDENT").

11.4      THE RESPONSE

A Respondent must, within 15 Working Days after receipt of the Claim, deliver to each Claimant a document signed by or on behalf of that Respondent, specifically admitting or not admitting the claims and contentions of its own in relation to the subject matter of the dispute or any other matter which may be referred to arbitration in accordance with this Clause and which it wishes to have resolved in the arbitration proceedings (a "RESPONSE") and, subject to any such Response, that Respondent will be deemed to have considered each Claimant's claims and contentions.

11.5      THE REPLY

Each Claimant may, within 15 Working Days after delivery of a Response, deliver to the relevant Respondent a reply specifically admitting or not admitting any of the claims and contentions in that Response (a "REPLY") and, subject to any such Reply, a Claimant will be deemed to have considered each of those claims and contentions.

11.6      AMENDMENTS

The Claim, any Response or any Reply may at any time be amended in writing:

(a) by agreement and on such conditions (if any) as are agreed between the Parties to the Arbitration; or

(b) by leave of the Panel and on such conditions (if any) as the Panel imposes.


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11.7      THE PANEL

          (a) Unless the Parties to the Arbitration agree otherwise, the Panel will comprise three arbitrators being the Claimants' nominee, the Respondents' nominee and a third person who will be nominated by agreement between the first two arbitrators and will chair the Panel (the "PANEL Chairperson"). If, within 15 Working Days after delivery of the Response, any or all of the arbitrators have not been appointed, the arbitrator or arbitrators who have not been appointed will be the person or persons nominated, at the request of any Party to the Arbitration, by the Chairman of the Victorian Bar Council.

          (b) Each arbitrator must consent in writing to act as an arbitrator and undertake that, in so acting, he will abide by the Arbitration Rules.

          (c) The Panel, and each member of the Panel, must endeavour to complete the hearing of the arbitration and deliver an award in accordance with the Arbitration Rules as soon as practicable.

          (d) No person, who at the time of being nominated or at any time before the Panel delivers its award, has, had had or may have some interest or duty (either as an employee or adviser or otherwise) which conflicts or may conflict with his or her function as a member of the Panel may be nominated or remain as a member of the Panel.

11.8      PANEL'S JURISDICTION

The jurisdiction of the Panel will be ascertained by reference to the respective claims and contentions of the Parties to the Arbitration as admitted or not admitted from time to time in accordance with Clauses 11.3 and 11.6 inclusive.

11.9      DISCOVERY OF DOCUMENTS

Each Party to the Arbitration must, within 30 Working Days after the final date upon which a Response may be delivered pursuant to Clause 11.4, deliver a list of documents, verified by affidavit, to each other Party to the Arbitration, setting out all the documents which would be discoverable if the arbitration were an action in the Supreme Court of Victoria and claiming any applicable privilege in like form as that privilege would be claimed in such an action.

11.10     INSPECTION

Each Party to the Arbitration must, during the period of 15 Working Days after delivery of its list of documents under Clause 11.9, permit each other Party to the Arbitration to inspect documents not subject to privilege, either by physical inspection or, at the option of the inspecting party to the Arbitration, by the provision of legible photocopies at the cost of the inspecting Party to the Arbitration.

11.11     DIRECTIONS

          (a) A directions conference must be convened and conducted by the Panel as soon as practicable after the Panel Chairperson's appointment and conclusion of inspection of documents in accordance with Clause 11.10.


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          (b)       A directions conference may also be convened and
          conducted by the Panel, either of the Panel's own motion or at the request of any Party to the Arbitration, at any other time and at such place as the Panel appoints.

          (c) A directions conference may not be convened at a place away from Melbourne, Victoria except with the consent of the Parties to the Arbitration (provided that a video conference may be arranged if requested by a Party to the Arbitration and approved by the Panel).

          (d) Subject to any applicable law and the Arbitration Rules, the Panel has power at any directions conference to give such directions for the conduct of the arbitration as the Panel thinks fit.

11.12     THE HEARING

          (a) The hearing of the arbitration will be conducted in Melbourne, Victoria in the presence of the Panel.

          (b) Each Party to the Arbitration will be entitled to be represented by solicitors and counsel.

          (c) Subject to any applicable law, the Arbitration Rules, any agreement between the Parties to the Arbitration and the directions of the Panel, the procedure at the hearing will be the same, as nearly as possible, as the procedure at a trial of a commercial action in the Supreme Court of Victoria.

11.13     CONFIDENTIALITY

The proceedings at any directions conference and at the hearing will be in camera. No Party to the Arbitration may cause or permit any part of the proceedings to be published in the press or other media. All such proceedings, the documentation and information relevant to the proceedings (to the extent treated as confidential by one or other of the Parties to the Arbitration) and the reasons for the award must be kept confidential by the Parties to the Arbitration during the term of this Agreement and for five years after the termination of this Agreement and may not be disclosed other than to the extent permitted under Clause 15. Nothing in this Clause 11.13 applies to or in relation to or restricts in any way:

          (a)       disclosure of information to the Panel; or

          (b) disclosure of the proceedings or the reasons for the award in the course of legal proceedings relating to the arbitration or the award or in the course of any other judicial, arbitral or administrative proceedings (including proceedings before an Expert) between the Parties to the Arbitration.

11.14     AWARD

          (a)       The Panel may either:

          (1) deliver a single award in relation to the whole dispute or difference between the Parties to the Arbitration; or


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          (2)       treat each contention raised by either Party to the
                    Arbitration as a separate dispute or difference referred to arbitration and deliver separate awards in respect of each such contention or any group of contentions.

          (b) An award is binding if, and only if, it contains (as part of the award) a statement of the Panel's reasons.

          (c) In the event of disagreement between members of the Panel, decisions of the Panel will be made by a majority of arbitrators comprising the Panel.

11.15     COSTS

Subject to any agreement between the Parties to the Arbitration to the contrary, the Panel may award the costs of the arbitration at its discretion.

11.16     GENERAL

          (a) The Parties to the Arbitration must at all times do all things which are reasonably necessary or desirable to enable a just award to be made in an arbitration under this Clause, and no Party to the Arbitration may wilfully do or cause to be done any act or delay unreasonably to prevent an award being made.

          (b) The Parties to the Arbitration must co-operate in good faith to make all such administrative arrangements (including the provisions of hearing facilities and a transcript) as may be reasonably necessary or desirable for the proper and convenient conduct of the arbitration.

          (c) Documents relating to an arbitration may be delivered in the same way as a notice may be given by one Party to another under this Agreement.

          (d) A Party to the Arbitration must at all times do all things which are reasonably necessary or desirable to preserve the confidentiality of documents or information relevant to an arbitration which constitute the confidential information of any other Party to the Arbitration. If requested by one Party to the Arbitration, each of the other Parties to the Arbitration must execute a confidentiality agreement (in a form reasonably acceptable to the Parties to the Arbitration) in respect of such confidential information.

11.17     INTER-RELATIONSHIP WITH THE PRINCIPAL CONTRACT

If any dispute or difference between the Parties arising out of or in connection with this Agreement occurs and the subject matter of the dispute or difference is the subject matter, or is in connection with the subject matter, of a dispute or difference between Gascor and a Seller under the Principal Contract (a "RELATED DISPUTE"), or the difference or dispute between the Parties would or might be affected by the resolution of a Related Dispute, the Panel must:

          (a) not deliver any award in relation to the dispute or difference between the Parties until the Related Dispute has been resolved or determined;


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          (b)       ensure, insofar as reasonably practicable, that any
          award delivered in relation to the dispute or difference between the Parties is not inconsistent with the resolution or determination of, or an award delivered in relation to, the Related Dispute.

--------------------------------------------------------------------------------
12.       BUYER'S DEFAULT
--------------------------------------------------------------------------------

12.1      DEFAULT NOTICE

          (a) If a Buyer's Default occurs (including without limitation a Schedule 1 Default), Gascor may give the Defaulting Party a notice ("BUYER DEFAULT NOTICE") specifying the Default that has occurred.

          (b) If a Schedule 1 Default by a Retailer occurs, any other Retailer may give the Defaulting Party a notice ("SCHEDULE 1 DEFAULT NOTICE") specifying the Default that has occurred.

12.2      CURE PERIOD

Upon receipt of a Buyer Default Notice or a Schedule 1 Default Notice, the Defaulting Party will have:

          (a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure that Default;

          (b) in the case of a Non-financial Default (other than a Schedule 1 Default) which Gascor reasonably considers may be cured, that period which Gascor and the Defaulting Party agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time the Defaulting Party ceases to be diligently pursuing a cure of the Default;

          (c) in the case of a Schedule 1 Default (other than a Financial Default) where Gascor has given a Buyer Default Notice, no Retailer has given a Schedule 1 Default Notice and Gascor reasonably considers the Default may be cured, that period which Gascor and the Defaulting Party agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time the Defaulting Party ceases to be diligently pursuing a cure of the Default;

          (d) in the case of a Schedule 1 Default (other than a Financial Default) where Gascor has given a Buyer Default Notice, a Retailer has given a Schedule 1 Default Notice and Gascor reasonably considers the Default may be cured, that period which Gascor and each Retailer (other than the Defaulting Party) agree in good faith is a reasonable period in which to cure the Default, or, if they are unable


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


          to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time the Defaulting Party ceases to be diligently pursuing a cure of the Default;

          (e) in the case of a Schedule 1 Default where Gascor has not given a Buyer Default Notice, a Retailer has given a Schedule 1 Default Notice and that Retailer reasonably considers the Default may be cured, that period which the Retailers (other than the Defaulting Party) agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time the Defaulting Party ceases to be diligently pursuing a cure of the Default;

          (f) in the case of a Schedule 1 Default where Gascor has not given a Buyer Default Notice, a Retailer has given a Schedule 1 Default Notice and the Retailers (other than the Defaulting Party) reasonably consider that the Default cannot be cured, no period in which to cure the Default;

          (g) in the case of a Non-financial Default (including a Schedule 1 Default) where Gascor has given a Buyer Default Notice and Gascor reasonably considers that the Default cannot be cured, no period in which to cure the Default; or

          (h)       in the case of a Minimum Quantity Default, a Retail
          Licence Default or a Solvency Default, no period in which to cure the Default.

12.3      REMEDIES FOR DEFAULT

          (a) If a Buyer's Default has occurred and is not cured within the cure period (if any) described in Clause 12.2, Gascor may (without prejudice to any of its other rights under any Relevant Agreement to which the Defaulting Party is a party) exercise any or any combination of the following remedies as appropriate:

          (1) if the Default is a Material Financial Default, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days' notice in writing to the Defaulting Party stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

                              (A)       terminate the agreement between
                              Gascor and the Defaulting Party recorded by the Relevant Agreements to which the Defaulting Party is a party; or

                              (B)       suspend any obligations which it
                              owes to the Defaulting Party under any of the Relevant Agreements to which the Defaulting Party is a party until the Default is cured;

          (2) if the Default is a Minimum Quantity Default, a Retail Licence Default or a Solvency Default, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS


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


                    BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days' notice in writing to the Defaulting Party stating its intention to do so:

                    (A) terminate the agreement between Gascor and the Defaulting Party recorded by the Relevant Agreements to which the Defaulting Party is a party; or

                    (B) suspend any obligations which it owes to the Defaulting Party under any of the Relevant Agreements to which the Defaulting Party is a party until the Default is cured;

          (3) if the Default is a Non-financial Default which has a Material Adverse Effect, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days' notice in writing to the Defaulting Party stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

                    (A) terminate the agreement between Gascor and the Defaulting Party recorded by the Relevant Agreements to which the Defaulting Party is a party; or

                    (B) suspend any obligations which it owes to the Defaulting Party under any of the Relevant Agreements to which the Defaulting Party is a party until the Default is cured;

          (4) subject to Clause 12.4(a), sue the Defaulting Party for damages for that Default; or

          (5) exercise all other available legal and equitable remedies (other than in respect of damages), including, without limitation, suing for specific performance, injunctive relief or such other orders as it deems appropriate.

          (b) If a Schedule 1 Default has occurred and is not cured within the cure period (if any) described in Clause 12.2, the Retailer which has given the Schedule 1 Default Notice may exercise any or any combination of the following remedies as appropriate:

          (1) subject to Clause 12.4(b), sue the Defaulting Party for damages; or

          (2) exercise all other available legal and equitable remedies (other than the right to terminate the agreement between that Retailer and the Defaulting Party recorded by the provisions of Schedule 1), including, without limitation, suing for specific performance, injunctive relief or such order as it deems appropriate.


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12.4      DAMAGES AND CONSEQUENTIAL LOSS

          (a)       Subject to Clause 12.5, if any Buyer's Default gives
          Gascor a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and the Defaulting Party will not be liable to Gascor for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by Gascor;

          (b) If any Schedule 1 Default by a Retailer gives another Retailer a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and the Defaulting Party will not be liable to a Retailer for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by that Retailer.

12.5      INDEMNITY

Subject to the indemnities contained in paragraphs 2(c)(4) and 2(d)(5) of Part E of Schedule 1, which indemnities must, if applicable, be enforced by Gascor prior to enforcement of the indemnities contained in this Clause 12.5, each Buyer agrees to indemnify Gascor and keep Gascor indemnified from and against any and all liability, loss, damage, cost or expense which Gascor may suffer or incur as a result of or in connection with any action or claim which any Seller may bring against Gascor as a result of a failure by Gascor to observe or perform any obligation under the Principal Contract if and to the extent that such failure arose directly or indirectly as a result of or in connection with a Default by that Buyer.

--------------------------------------------------------------------------------
13.       GASCOR'S DEFAULT
--------------------------------------------------------------------------------

13.1      DEFAULT NOTICE

If a Default by Gascor occurs, each Non-defaulting Party may give Gascor a notice ("GASCOR DEFAULT NOTICE") specifying the Default that has occurred.

13.2      CURE PERIOD

Upon receipt of a Gascor Default Notice, Gascor will have:

          (a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure that Default;

          (b) in the of a Non-financial Default, that period which Gascor and the Non-defaulting Parties agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] days, provided that the cure period will end at the time Gascor ceases to be diligently pursuing a cure of the Default; or

          (c) in the case of a Solvency Default, where the Non-defaulting Parties reasonably consider that the Default may be cured, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS


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


          BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days to cure the Default.

13.3      REMEDIES FOR DEFAULT

If a Default by Gascor has occurred and is not cured within the cure period described in Clause 13.2, a Non-defaulting Party may (without prejudice to any other of its other rights in this Agreement) exercise any or any combination of the following remedies as appropriate:

          (a) subject to Clauses 13.5 and 13.6, sue Gascor for damages for that Default; or

          (b) subject to Clause 13.4, exercise all other available legal and equitable remedies (other than in respect of damages or the right to terminate this Agreement), including without limitation suing for specific performance, injunctive relief or such other orders as it deems appropriate.

13.4      NO RIGHT TO TERMINATE

Notwithstanding any right of law or equity to the contrary, a Buyer is not in any circumstances entitled to terminate the agreement between that Buyer and Gascor recorded by this Agreement as a result of a Default by Gascor or for any other reason.

13.5      DAMAGES AND CONSEQUENTIAL LOSS

If any Default by Gascor (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default, in which case Clause 13.6(a) applies) gives a Party a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and Gascor will not be liable to any other Party for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by a Party or any other person.

13.6      MAXIMUM LIABILITY OF GASCOR

          (a) Subject to paragraphs 2(a)(iii), 2(c)(ii), 2(d)(iii), 3(b)(ii), 3(d)(iii) and 3(e)(iii) of Part E of Schedule 1, if any Default by Gascor is directly or indirectly caused by or arises as a result of a Seller's Default, Gascor's aggregate liability to the Buyers under all Relevant Agreements for that Default and all other Defaults which are directly or indirectly caused by or arise as a result of that Seller's Default shall be limited to the amount of compensation which Gascor receives in cleared funds from the Sellers under the Principal Contract in respect of that Seller's Default after deduction of all costs and expenses incurred by Gascor in recovering such compensation and any Tax payable by Gascor in respect of such compensation.

          (b) The maximum aggregate liability of Gascor under all Relevant Agreements in respect of all Defaults (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default, in which case Clauses 13.6(a) and 13.6(g) apply) which occur in a Contract Year ending on or before 1 January 2002 is limited to an amount equal to the greater of:


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


          (1)       $5,000,000 (five million dollars); and

          (2) the proceeds (if any) of all insurance claims (if any) made in respect of such Defaults received by Gascor in cleared funds after deduction of all costs and expenses incurred by Gascor in recovering such proceeds and any Tax payable by Gascor in respect of such proceeds.

          (c) The maximum aggregate liability of Gascor under all Relevant Agreements in respect of all Defaults (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default, in which case Clauses 13.6(a) and 13.6(g) apply) which have arisen as a result of:

          (1) any one act, omission or event or any act, omission or event relating to or consequential upon such an act, omission or event; or

          (2)       any one series of related acts, omissions or events

          which occurs in a Contract Year ending on or before 1 January 2002 is limited to an amount equal to the greater of:

          (3)       $500,000 (five hundred thousand dollars); and

          (4) the proceeds (if any) of all insurance claims (if any) made in respect of such Defaults received by Gascor in cleared funds after deduction of all costs and expenses incurred by Gascor in recovering such proceeds and any Tax payable by Gascor in respect of such proceeds.

          (d) The maximum aggregate liability of Gascor under all Relevant Agreements in respect of:

          (1) any one act, omission or event or any act, omission or event relating to or consequential upon such an act, omission or event; or

          (2)       any one series of related acts, omissions or events

          (other than in respect of a Default which was directly or indirectly caused by or arose as a result of a Seller's Default, in which case Clauses 13.6(a) and 13.6(g) apply) which occurs in any Contract Year ending after 1 January 2002 is limited to the proceeds (if any) of all insurance claims (if any) made in respect of such act, omission or event or series of related acts, omissions or events received by Gascor in cleared funds after deduction of all costs and expenses incurred by Gascor in recovering such proceedings and any Tax payable by Gascor in respect of such proceeds.

          (e) Gascor will have no liability in respect of any Default (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default, in which case Clauses 13.6(a) and 13.6(g) apply) unless and to the extent that Gascor's liability in respect of that Default exceeds $50,000.


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


          (f) Subject to Clause 13.6(e), Gascor must pay compensation to a Buyer in respect of a Determined Claim in accordance with the following provisions of this Clause 13.6(f):

          (1) the compensation payable by Gascor in accordance with Clause 13.6(f)(ii) or (iii) in respect of each Determined Claim which is determined in a Contract Year must be paid by Gascor within 30 days after the end of that Contract Year;

          (2) if the total liability of Gascor in respect of all Related Determined Claims determined in a Contract Year would, but for the provisions of Clause 13.6(c) or (d), exceed the limit on Gascor's liability under Clause 13.6(c) or (d) in respect of all such Related Determined Claims, each Buyer which has a Related Determined Claim which has been determined in that Contract Year is entitled to be paid an amount of compensation calculated as follows:

                    Ci   =   TL X   RDCi
                                    -----------
                                    (SIGMA)RDCi

                    Where:

                    Ci is the amount of compensation which a Buyer is entitled to receive from Gascor in respect of its Related Determined Claim;

                    TL is Gascor's maximum aggregate liability in respect of all such Related Determined Claims (as determined in accordance with Clause 13.6(c) or
                              (d));

                    RDCi is the amount of compensation which Gascor would have had to pay to that Buyer in respect of that Related Determined Claim but for the provisions of Clause 13.6(c) or(d); and

             (SIGMA)RDCi      is the total amount of compensation which Gascor
                              would have had to pay to all Buyers in respect of all such Related Determined Claims but for the provisions of Clause 13.6(c) or (d);

          (3) if the total liability of Gascor in respect of all Determined Claims determined in a Contract Year would, but for the provisions of Clause 13.6(b) exceed the limit on Gascor's liability under Clause 13.6(b) in respect of all such Determined Claims, each Buyer which has a Determined Claim or Determined Claims which has or have been determined in that Contract Year is entitled to be paid an amount of compensation calculated as follows:

                    Ci   =   TL X   DCi
                                    ----------
                                    (SIGMA)DCi

                    Where:

                    Ci is the amount of compensation which a Buyer is entitled to receive from Gascor in respect of its Determined Claim or Determined Claims;

                    TL is Gascor's maximum aggregate liability in respect of all such Determined Claims (as determined in accordance with Clause 13.6(b));

                    DCi is the amount of compensation which Gascor would have had to pay to that Buyer in respect of its Determined Claim or Determined Claims but for the provisions of Clause 13.6(b); and

             (SIGMA)DCi       is the total amount of compensation which Gascor
                              would have had to pay to all Buyers in respect of all such Determined Claims but for the provisions of Clause 13.6(b).

          (g) Subject to paragraphs 2(a)(iii), 2(c)(ii), 2(d)(iii), 3(b)(ii), 3(d)(iii) and 3(e)(iii) of Part E of Schedule 1, if the total liability of Gascor in respect of all Sellers' Related Determined Claims would, but for the provisions of Clause 13.6(a), exceed the limit on Gascor's liability under Clause 13.6(a) in respect of all such Sellers' Related Determined Claims, each Buyer which has a Sellers' Related Determined Claim is entitled to be paid an amount of compensation calculated as follows:

          Ci   =   TL X   Si
                          ---------
                          (SIGMA)Si

          Where:

          Ci is the amount of compensation which a Buyer is entitled to receive from Gascor in respect of its Sellers' Related Determined Claim;

          TL is Gascor's maximum aggregate liability in respect of all such Sellers' Related Determined Claims (as determined in accordance with Clause 13.6(a));

          Si is the amount of compensation which Gascor would have had to pay to that Buyer in respect of that Sellers' Related Determined Claim but for the provisions of Clause 13.6(a); and

   (SIGMA)Si        is the total amount of compensation which Gascor would have had to pay to all Buyers in respect of all such Sellers'
                    Related Determined Claims but for the provisions of Clause
                    13.6(a).

          (h)       Subject to the provisions of Part E of Schedule 1,
          Gascor must not pay compensation to a Buyer in respect of a Determined Claim, a Related Determined Claim or a Sellers' Related Determined Claim other than in accordance with the provisions of this Clause 13.6.

          (i) The amounts referred to in Clauses 13.6(b)(i), 13.6(c)(iii) and 13.6(e) will be adjusted in each Contract Year (excluding Contract Year 1998) as follows:

          CY  =   PY X   CPI(T-1)
                         --------
                         CPIb

          Where:

          CY is the amount referred to in Clause 13.6(b)(i), 13.6(c)(iii) or 13.6(e) (as the case may be) as adjusted for the current Contract Year;

          PY is the amount referred to in Clause 13.6(b)(i), 13.6(c)(iii) or 13.6(e) (as the case may be);

          CPI(T-1) is the CPI for the quarter ended on 30 September of the year immediately preceding the current Contract Year; and

          CPIb is the base CPI, being 119.5 (the CPI for the quarter ended 30 September 1997).

13.7      MITIGATION OF LOSS

Each Buyer must use reasonable endeavours to mitigate its losses as a result of a Default by Gascor, provided that a Buyer is not required to take any action or incur any liability in excess of its right to compensation or damages under any Relevant Agreement.

13.8      PAYMENT OF COMPENSATION RECEIVED FROM SELLERS

Subject to Clause 13.6(g) and the provisions of Part E of Schedule 1, if any Default by Gascor is caused by a Seller's Default and Gascor receives compensation from the Sellers in cleared funds in respect of that Seller's Default, Gascor must pay any amount due and owing to a Buyer in respect of that Default to the Buyer within 5 Working Days of receipt of such compensation.

--------------------------------------------------------------------------------
14.       ASSIGNMENT
--------------------------------------------------------------------------------

14.1      INTERPRETATION

In this Clause "ASSIGN" includes transfer or otherwise dispose of any legal or equitable interest, either in whole or in part, whether by sale, lease, declaration or creation of a trust or otherwise.

14.2      GENERAL REQUIREMENTS

          (a) A Party may not assign any rights under a Relevant Agreement except as permitted by this Clause 14.

          (b) A Party may not assign rights under a Relevant Agreement unless the assignee also assumes the corresponding obligations under the Relevant Agreement in the manner envisaged by this Clause 14.


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


          (c) A Party may not assign rights under a Relevant Agreement to an assignee unless that Party also assigns its rights under each other Relevant Agreement to which it is a party to that assignee in the manner envisaged by this Clause 14.

          (d) A Party may not assign rights under a Relevant Agreement if such assignment, whether alone or together with any other proposed assignment of rights under a Relevant Agreement, would result in a breach of any provision of the Principal Contract. If, in order to effect such an assignment without breaching the Principal Contract, a Seller's consent is required or any other condition is required to be satisfied under the Principal Contract, Gascor and the Party desiring to assign its rights under a Relevant Agreement must, at the cost of such Party, use their reasonable endeavours to ensure that such consent is obtained or condition satisfied.

          (e) A Party ("ASSIGNOR") may assign rights under a Relevant Agreement and be released from, and have the assignee assume, obligations under a Relevant Agreement on the following basis:

          (1) it may assign all (but not part) of its rights under a Relevant Agreement and be released from its obligations on the basis that any such assignment must be an assignment to one person and an assumption of all obligations by one person;

          (2)       subject to Clauses 14.3(a), 14.3(c), 14.3(d) and 14.5, if
                    the Assignor is a Buyer it must obtain the prior written consent of Gascor and if the Assignor is Gascor it must obtain the prior written consent of each other Party; and

          (3) the proposed assignee must enter into a deed with both the Assignor and each other Party ("REMAINING PARTY") under which:

                              (A) the proposed assignee assumes from a particular date all of the obligations of the Assignor under each Relevant Agreement to which the Assignor is a Party; and

                              (B)       each Remaining Party releases the
                              Assignor in respect of the obligations assumed by the proposed Assignee under each Relevant Agreement to which that Remaining Party is a party.

14.3      CONSENT

          (a) A Party may not unreasonably refuse or delay its consent for the purposes of Clause 14.2(e)(ii). In deciding whether to give its consent, a Party shall only have regard to the likelihood of performance of the obligations under each Relevant Agreement to be assumed by the proposed assignee on the basis of its financial, technical and operating competence and capacity.

          (b) If a Party refuses to give its consent for the purposes of Clause 14.2(e)(ii) it must, at the same time as giving notice of such refusal, provide reasons in writing for the refusal.


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


          (c) At the same time that it requests consent from a Party under Clause 14.2(e)(ii), the Assignor must provide to that Party such information concerning the proposed assignee as is reasonably available and as would be reasonably required by a Party for the purposes of deciding whether to give its consent. Information provided under this Clause 14.3(c) may be provided on the basis that it is confidential, that it is only to be used for the purposes described in this Clause 14.3(c) and that it may not be disclosed to another person except if required by law.

          (d)       If a Party does not:

          (1) give or refuse its consent for the purposes of Clause 14.2(e)(ii); or

          (2)       provide written reasons for its refusal of consent,

          within 20 Working Days of the request being made or the information described in Clause 14.3(c) being provided (whichever is later), it shall be taken to have consented for the purposes of Clause 14.2(e)(ii)

          (e) Each Party who (being required to give its consent) consents or is taken to have consented for the purposes of Clause 14.2(e)(ii) or whose consent is not required pursuant to Clause 14.5 must duly execute and deliver a deed of the type described in Clause 14.2(e)(iii).

14.4      CHANGE IN CONTROL

          (a) Subject to Clauses 14.4(b) and 14.6, a Change in Control of a Party ("CHANGING PARTY") may not occur without the prior written consent of Gascor, if the Changing Party is a Buyer, or each other Party ("OTHER PARTY"), if the Changing Party is Gascor, such consent not to be unreasonably withheld or delayed. In deciding whether to give its consent an Other Party shall only have regard to the likelihood of performance by the Changing Party of its obligations under each Relevant Agreement to which it is a party following the change of control by assessing the financial, technical and operating competence and capacity of the Changing Party. The provisions of Clauses 14.3(a), (b), (c) and (d) apply to this consent with necessary changes and on the basis that the information to be provided under Clause 14.3(c) will be provided by the Changing Party and will concern the proposed new controllers of the Changing Party.

          (b) Clause 14.4(a) does not apply in relation to a Change in Control of a Party if there is no change in the ultimate holding company (within the meaning of the Corporations Law) of the Party or if, following a Change in Control of Gascor, Gascor continues to be ultimately controlled by the State.

14.5      ASSIGNMENT BY GASCOR

The consent of a Party is not required under Clause 14.2(e)(ii) to an assignment and release where Gascor is the Assignor and the proposed assignee is:

          (a) a person to whom Gascor may assign rights under the Principal Contract; or


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


          (b) a body corporate ultimately controlled by the State, a State instrumentality or a statutory authority.

14.6      CHANGE OF CONTROL EXEMPTION

The consent of a Party is not required under Clause 14.4(a) to a Change in Control of a Party where:

          (a) immediately prior to the Change in Control the Party is ultimately controlled by the State, a State instrumentality or a statutory authority; and

          (b) the Change in Control occurs by reason of a transfer of shares in the Party (or a holding company of the Party) to a person or persons selected by the State.

--------------------------------------------------------------------------------
15.       CONFIDENTIALITY
--------------------------------------------------------------------------------

15.1      GENERAL OBLIGATION

Subject to Clauses 15.2, 15.3, 15.4, 15.5 and 15.8, this Agreement, all information with respect to this Agreement and all operations under this Agreement must be kept confidential by the Parties from the date of this Agreement until the date which is 5 years after the termination of this Agreement and must not be disclosed to any person, other than persons that are dealing with this Agreement, or matters arising from or related to this Agreement, in the service or employment of or retained by the Party receiving or holding the same or persons to whom that Party is compelled by law to disclose the same, unless the agreement of the other Parties is first obtained (such agreement not to be unreasonably withheld). A Party who discloses information under this Clause 15.1 to a person in the service or employment of that Party or retained by that Party must use all reasonable endeavours to ensure that the person does not disclose the information except in the circumstances permitted by this Clause 15.

15.2      EXCEPTIONS

The information referred to in Clause 15.1 may be disclosed by a Party ("DISCLOSING PARTY"):

          (a) to any related body corporate (within the meaning of the Corporations Law) of that Party, subject to the related body corporate first agreeing with the Disclosing Party to be bound by confidentiality provisions no less onerous than those contained in this Clause 15, and the Disclosing Party will be liable to each other Party for any breach of such confidentiality provisions by its related body corporate;

          (b) to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Disclosing Party or a related body corporate of the Disclosing Party, subject to such institution first undertaking for the benefit of each other Party to be bound by confidentiality provisions substantially the same as those contained in this Clause 15

          (except that information may be disclosed to the persons in the service or employment of or retained by the lending or financial institution who are dealing with the financial accommodation or possible financial accommodation);

          (c) to any party with whom a Disclosing Party is in bona fide negotiations to assign the whole of its interest in this Agreement, subject to such party first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for each other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 15;

          (d)       to the State or any statutory authority of the State;

          (e) to the Commonwealth of Australia or any statutory authority of the Commonwealth of Australia subject to the Disclosing Party first notifying the other Parties and, to the maximum extent practicable, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed;

          (f) to the Australian Consumer and Competition Commission, the Office of the Regulator-General of the State or any other government body which regulates the conduct of any business of the Disclosing Party subject to the Disclosing Party first notifying the other Parties and, to the maximum extent practicable, minimising the disclosure and informing the person to whom disclosure is made of the commercial and confidential nature of the information disclosed;

          (g)       to:

          (1)       an independent third party referred to in Clause 4.2(c)(v);

          (2) the Chairman of the Australian Commercial Disputes Centre Limited if required to appoint an Expert pursuant to Clause 10.2(d) or any other person required to appoint an independent third party under this Agreement;

          (3) an Expert or a person whom a Party is considering as an Expert; or

          (4) the Chairman of the Victorian Bar Council if required to nominate a person pursuant to Clause 11.7(a);

          (5) to any Performance Auditor or Allocation Auditor appointed pursuant to Part B of Schedule 1;

          (6) to an auditor of that Party appointed under Part 3.7 of the Corporations Law;

          (7) to an allocation agent (as defined in the MSO Rules), for the purposes contemplated by the MSO Rules;

          (8) to any other party who a Disclosing Party wishes or the Parties wish to employ or retain as a consultant, adviser or potential witness ("CONSULTANT") in relation to any matter under this Agreement,


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


          subject to the Disclosing Party, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed and, in the case of paragraph (9), the Consultant first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for each other Party) to be bound by the confidentiality provisions substantially the same as those contained in this Clause 15;

          (h) where the Disclosing Party is Gascor, to any person or persons ("BIDDER") with whom the State or Gascor is in negotiations (which includes the calling of expressions of interest) to transfer all or any of the shares in a Retailer or a Transmission Company or all or a substantial part of the assets or undertaking of a Retailer or a Transmission Company or to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Bidder or any legal or financial adviser or consultant engaged by the Bidder; or

          (i) for the purposes of a prospectus or other offering document relating to the offering of shares in the Buyer or any Related Company of the Buyer as part of a proposed listing of the Buyer or that Related Company on a stock exchange subject to the Disclosing Party first notifying the other Parties and, to the maximum extent practicable, minimising the disclosure.

15.3      TRANSPORT EXEMPTION

To the extent only that the information referred to in Clause 15.1 relates to the quantity, quality measurement and testing of Gas delivered or to be delivered to a Buyer under its Agency Agreement or Sub-sales Agreement, it may be disclosed by Gascor or that Buyer to a Transmission Company or any other person who transports, or a person with whom that Buyer is in bona fide negotiations in relation to the transportation of, Gas taken under any such agreement, subject to the person first agreeing with the disclosing Party (which will be deemed to hold the benefit of that agreement for each other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 15.

15.4      GENERAL EXCEPTIONS

This Clause 15 does not apply to information which is now, or after the date of this Agreement becomes, a part of the public domain through no fault of the Party wishing to disclose it or which corresponds in substance to information furnished by a third party without restriction on disclosure or which must be disclosed pursuant to a statutory obligation.

15.5      OTHER PERMITTED DISCLOSURES

Any Party required by law or the rules of an established stock exchange, or finding it desirable in submissions to an Expert or in the assertion of any claim or defence in a judicial, arbitral or administrative proceeding, to disclose information which is otherwise required to be maintained in confidence pursuant to this Clause 15 may make such disclosure, regardless of this Clause 15, provided that the disclosing Party first notifies the other Parties of such requirement or desirability and, to the maximum extent practicable, minimises the disclosure of any such information.


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


15.6      RESTRICTIONS SURVIVE TERMINATION

Notwithstanding Clauses 12, 17 and 18, the Parties agree that the restrictions contained in this Clause 15 will survive the termination of this Agreement.

15.7      PARAMOUNT CONFIDENTIALITY OF PRINCIPAL CONTRACT AND BUYER INFORMATION

          (a) Gascor is not obliged to disclose any information to any Buyer or any other person under or in connection with this Agreement if to do so would breach:

          (1) any obligation of confidence owed by Gascor to a Seller under or in connection with the Principal Contract; or

          (2) any obligation of confidence owed by Gascor to a Buyer under Clause 15.8;

          each a "CONFIDENTIALITY OBLIGATION".

          (b) If the performance by Gascor of any obligation under this Agreement would require Gascor to breach a Confidentiality Obligation, Gascor is released from that obligation to the extent necessary to prevent Gascor from breaching that Confidentiality Obligation.

          (c) If Gascor is released by virtue of Clauses 15.7(a)(1) and (b) from performing an obligation, the Parties must promptly renegotiate in good faith the terms of this Agreement to the extent necessary to substitute the affected obligation with another obligation which achieves substantially the same commercial outcome but the performance of which by Gascor will not breach any Confidentiality Obligation.

          (d) Without prejudice to Clause 15.7(a), Gascor is not obliged to disclose to a Buyer any of its computations, calculations allocations or adjustments under this Agreement if by doing so it would breach a Confidentiality Obligation. If any information required for the purpose of any computation, calculation, allocation or adjustment under this Agreement cannot be disclosed by Gascor because of any Confidentiality Obligation, Gascor will be deemed to have performed any obligation to substantiate or explain that computation, calculation allocation or adjustment if the accuracy or veracity of the computation, calculation, allocation or adjustment is certified by a senior officer of Gascor.

15.8      CONFIDENTIALITY OF BUYER INFORMATION

All information provided to Gascor by a Buyer under this Agreement, and all allocations, computations, calculations or adjustments made in respect of a Buyer under this Agreement, must not be disclosed by Gascor to any person other than persons who are dealing with this Agreement, or matters arising from or related to this Agreement, in the service or employment of or retained by Gascor, except:

(a)       with the consent of the relevant Buyer;

(b) to enable Gascor to perform any of its obligations under the Principal Contract, this Agreement or the relevant Buyer's Agency Agreement or Sub-sales Agreement subject to Gascor first notifying the relevant Buyer insofar as reasonably practicable and, to the maximum extent possible, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed;

(c)       if allowed or required by law;

(d)       to a person referred to in Clauses 15.2(a), (c), (d), (e), (f) or (g);
          or

(e) in the circumstances where disclosure of information is permitted in accordance with Clauses 15.4 or 15.5.

--------------------------------------------------------------------------------
16.       COMMUNICATIONS
--------------------------------------------------------------------------------

16.1      COMMUNICATIONS

All notices, Buyer Default Notices, Gascor Default Notices, Schedule 1, Default Notices, notifications, nominations, consents, approvals, requests, requirements, reports, acknowledgments, invoices and the like ("COMMUNICATIONS") between the Parties must be in legible writing and in the English language.

16.2      MANNER OF SERVICE

Subject to Clause 7.3(b), any Communication given in connection with this Agreement must be:

(a)       delivered by hand;

(b)       sent by prepaid post;

(c)       sent by facsimile; or

(d)       sent by such other electronic media as the Parties may agree.

16.3      SERVICE PARTICULARS

Subject to Clause 7.3(b), to be effective each Communication to a Party must be sent in accordance with the particulars of the Party set out below or such other particulars as may be notified from time to time by that Party.

The address, facsimile and telephone particulars of each Party as at the date of this Agreement are:

GASCOR

          Address:            6th Floor, 45 William Street, Melbourne Vic 3000
          Telephone:          9932 7828
          Facsimile:          9629 2511


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


          Attention:          Contracts Manager

          ENERGY 21 PTY LTD

          Address:            Level 5, 196 Flinders Street, Melbourne Vic 3000
          Telephone:          9652 5555
          Facsimile:          9652 5053
          Attention:          General Manager

          IKON ENERGY PTY LTD

          Address:            Level 8, IBM Building, 60 City Road, Southbank
                              Vic 3006
          Telephone:          9926 5555
          Facsimile:          9926 5580
          Attention:          General Manager

          KINETIK ENERGY PTY LTD

          Address:            Level 19, East Tower, 40 City Road, Southbank
                              Vic 3006
          Telephone:          9299 2666
          Facsimile:          9299 2699
          Attention:          General Manager

          RCO

          Address:            6th Floor, 45 William Street, Melbourne Vic 3000
          Telephone:          9932 7850
          Facsimile:          9629 2511
          Attention:          Contracts Manager

16.4      TIMING OF SERVICE

          (a) Communications will be properly served or given and deemed received if:

          (1)       delivered by hand, on the date of delivery;

          (2)       sent by prepaid post, 4 days after posting;

          (3) sent by facsimile on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient or, if transmission is not effected during a Working Day and the subject matter of the Communication is not required by (and sent to) the operating personnel of a Party, at the commencement of the next following Working Day.

          (b) The Parties must endeavour to ensure that all date stamps appearing on facsimile are in accordance with the time in Melbourne.

--------------------------------------------------------------------------------
17.       SEVERANCE
--------------------------------------------------------------------------------

17.1      GENERAL CASE

          (a) If the whole or any part of a provision of this Agreement is or becomes void, unenforceable or illegal or otherwise contravenes any law or statute, it is severed from this Agreement and the remainder of this Agreement continues in full force and effect.

          (b) If the severance referred to in Clause 17.1(a) would alter the basic nature of this Agreement (other than a Party's right to information), this Agreement will be deemed to have terminated on the date upon which the Parties first become aware of the provision being void, unenforceable or illegal or otherwise contravening any law or statute.

17.2      EXEMPTION EVENT

          (a) If any Party becomes aware that the Exemption is likely to be repealed or amended or to cease to apply to any of the Sellers, any Buyer, Gascor and this Agreement or to lapse within 3 months (the occurrence of each such event being an "EXEMPTION EVENT"), that Party must notify all other Parties. The Parties must meet within 5 Working Days of such notice to discuss the potential Exemption Event.

(b)       (1)       If following a meeting pursuant to Clause 17.2(a), a
                    Party reasonably considers that the Exemption Event may result in that Party being in contravention of Part IV of the Trade Practices Act 1974, the Party may so notify the other Parties and the Parties must then jointly brief, as soon as reasonably practicable, a Senior Counsel or equivalent (experienced in matters relating to the Trade
                    Practices Act 1974) to advise on the likelihood of such a contravention.

          (2) If the Parties are unable to agree on Counsel within 5 Working Days of a Party's notice under Clause 17.2(b)(i), any Party may request that the Chairman of the Victorian Bar Council nominate counsel and such nomination will be binding on the parties.

17.3      NEW AGREEMENT

          (a)       If either:

          (1)       this Agreement is terminated pursuant to Clause 17.1(b); or

          (2) the advice obtained from Counsel pursuant to Clause 17.2(b) confirms the likelihood of a contravention of Part IV of the Trade Practices Act 1974 upon the occurrence of the Exemption Event, and the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption, the Parties must meet as soon as possible thereafter and negotiate in good faith with the intent of agreeing the terms of a new agreement relating to the matters dealt with in this Agreement on terms and conditions similar to those in this Agreement taking into account the effect of those provisions that contravene or are likely in any Party's reasonable opinion to contravene the provisions of Part IV of the Trade Practices Act 1974.

          (b) Negotiations commenced under Clause 17.3(a)(ii) may cease upon it becoming apparent that:

          (1) the Exemption will not be repealed, amended, cease to apply or lapse;

          (2) the Exemption has been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; or

          (3) the Exemption is not required in order to prevent a Party being in contravention of Part IV of the Trade Practices Act 1974.

          (c)       If:

          (1) the Parties have not agreed the terms of a new agreement within 60 days after the occurrence of an Exemption Event;

          (2) the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; and

          (3) it has not become apparent that the Exemption is not required in order to prevent the Party seeking to utilise this Clause 17.3(c) being a contravention of Part IV of the Trade Practices Act 1974, a Party may by notice to the other Parties terminate this Agreement with effect from the latter of:

                              (A)       the Exemption being repealed,
                              amended, ceasing to apply to each of the Parties and this Agreement or lapsing; and

                              (B)       the date of such notice.

--------------------------------------------------------------------------------
18.       COMMENCEMENT AND TERMINATION
--------------------------------------------------------------------------------

18.1      COMMENCEMENT

The terms and provisions of this Agreement take effect as from the date of this Agreement.


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


18.2      TERMINATION OF PRINCIPAL CONTRACT

Without prejudice to each Buyer's rights under Clause 13 and Gascor's rights under Clause 12, the agreement between Gascor and each Buyer recorded by the Relevant Agreements to which that Buyer is a party will automatically terminate if the Principal Contract is terminated.

18.3      TERMINATION OF AGREEMENT WITH EACH BUYER

          (a) Subject to Clauses 12 and 17, the agreement between Gascor and a Buyer recorded by this Agreement will automatically terminate:

          (1) if that Buyer's Allocated Quantity has been reduced to zero and that Buyer has no Buyer's Accumulated Make-up Gas, at the end of the Day on which that Buyer's Allocated Quantity was reduced to zero;

          (2) if that Buyer's Allocated Quantity has been reduced to zero and that Buyer has Buyer's Accumulated Make-up Gas, on the earlier to occur of:

                              (A)       the end of the Day on which the
                              Buyer's Accumulated Make-Up Gas of that Buyer has been reduced to zero; and

                              (B)       the end of the Make-up Period; or

          (3)       in the case of RCo, at 9.00 am on 1 January 2004.

          (b) Subject to Clause 15.6 upon termination of the agreement between Gascor and a Buyer recorded by this Agreement, Gascor and that Buyer will be discharged from any further obligations or liabilities under this Agreement without prejudice to any rights, obligations or liabilities which have accrued up to that date.

--------------------------------------------------------------------------------
19.       RELATIONSHIP BETWEEN EACH BUYER AND GASCOR
--------------------------------------------------------------------------------

19.1      SEPARATE AGREEMENT WITH GASCOR AND EACH BUYER

          (a) This Agreement records the terms and conditions of a separate agreement between Gascor of the one part and each Buyer of the other part.

          (b) If any Buyer is not bound by this Agreement, this Agreement will continue to bind Gascor and each other Buyer.

19.2      NO AGREEMENT BETWEEN EACH BUYER

          (a) This Agreement (other than the provisions of Schedule 1) does not constitute an agreement between a Buyer of the one part and any other Buyer of the other part.

          (b) The provisions of Schedule 1 of this Agreement record the terms and conditions of a separate agreement between each Buyer of the one part and each other Buyer of the other part.


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


          (c) No Party intends by this Agreement to create between the Parties a fiduciary relationship or a relationship of a trustee to a beneficiary and no Party shall hold any right, or be required to exercise any right, for the benefit of any other Party.

19.3      NO PARTNERSHIP AND SEVERAL LIABILITY

          (a) No Party intends by this Agreement to create, nor will this Agreement be construed as creating, between all or any of the Parties, a partnership, joint venture or association whatsoever.

          (b) The liability of each Party under this Agreement is limited to the performance of its obligations and the discharge of its liabilities only. No Party is responsible for the obligations or liabilities of any other Party under this Agreement.

19.4      NO RELEASE

The non-performance or non-discharge by a Party of any of its obligations or liabilities under this Agreement will not release or discharge:

          (a) that Party from any of its obligations or liabilities under this Agreement;

          (b) any other Party from any of its obligations or liabilities under this Agreement.

--------------------------------------------------------------------------------
20.       GENERAL
--------------------------------------------------------------------------------

20.1      ENTIRE AGREEMENT AND OPERATION OF SCHEDULES

          (a) The Relevant Agreements constitute the entire contract between the Parties (insofar as they are parties to those agreements) and supersede all other agreements and understandings between the Parties with regard to the matters dealt with in the Relevant Agreements and no representations, terms, conditions or warranties not contained in the Relevant Agreements will be binding on the Parties.

          (b) The Schedules form part of this Agreement and the Parties must perform their respective obligations as set out in the Schedules.

20.2      TERMINATION OF AGREEMENT BETWEEN GASCOR AND A BUYER

If the agreement ("TERMINATED AGREEMENT") between Gascor and a Buyer recorded by the Relevant Agreements to which that Buyer is a party is terminated (other than by virtue of the application of Clause 18 of this Agreement or by virtue only of the passing of time) but at least one other such agreement between Gascor and another Buyer continues in force, then, solely for the purposes of applying the formulas contained in Clauses 2.1, 2.2, 2.3, 2.4, 2.5, 3.1, 3.2, 3.3, 3.4, 3.6,
4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 5.5, 5.6, 6.1, 7.4, 7.5, 7.6, 7.8 and 9 and
Schedules 2 and 4:

          (a) the Terminated Agreement will be deemed not to have terminated and Gascor will be deemed to have become a party to the Terminated Agreement in place of that Buyer and will be deemed to have assumed all rights and obligations of that Buyer under the Terminated Agreement with effect from the date of termination of the Terminated Agreement;

          (b) subject to Clause 20.2(c), any Gas supplied or sold by Gascor to third parties after the date of termination of the Terminated Agreement (excluding any sale or supply of Gas by Gascor to any other Buyer under its Sub-sales Agreement or Agency Agreement) will be deemed to have been supplied or sold by Gascor under the Terminated Agreement; and

          (c) if at any time there is more than one Terminated Agreement, any Gas supplied or sold by Gascor to third parties (excluding any sale or supply by Gascor to any other Buyer under its Sub-sales Agreement or Agency Agreement) will be deemed to have been supplied or sold by Gascor under the Terminated Agreements in equal proportions, with the intent that the provisions and formulae contained in those Clauses should have effect, as between Gascor and the other Buyers, as if the Terminated Agreement or Terminated Agreements had not been terminated.

20.3      ALLOCATION DISCREPANCIES

          (a) Subject to Clause 20.3(b), the Parties acknowledge that it is their intention that the rights and obligations of Gascor under the Principal Contract to nominate and take delivery of quantities of Gas from the Sellers should be allocated in full among the Buyers and that there should be no discrepancy between the quantities of Gas which Gascor may or is required to take under the Principal Contract and the quantities of Gas which all Buyers may or are required to take under the Relevant Agreements.

          (b) The Buyers acknowledge that, whereas Gascor must pay to the Sellers the D Market Price for the D Market Quantity, all Gas supplied by Gascor to the Buyers must be paid for under their respective Sub-sale Agreements, or accounted for in determining the commission payable to the Retailers under their respective Agency Agreements, at the C Market Price (as adjusted from time to time in accordance with the terms of the Principal Contract) and that Gascor is entitled to retain all right, title, benefit or interest in or to the difference between the amounts payable by Gascor to the Sellers for Gas and the aggregate amounts payable by the Buyers to Gascor for Gas under the Sub-sales Agreements and retained by Gascor after the payment of the Retailers' commissions under the Agency Agreements.

          (c) If at any time there is a discrepancy between the quantities of Gas which Gascor may or is required to take under the Principal Contract on a Day or in any period and the quantities of Gas which all the Buyers may or are required to take on that Day or in that period so that Gascor is unable to comply with any obligations under the Principal Contract or any Relevant Agreement or Gascor has retained a benefit which, at the date of this Agreement, the State did not intend Gascor to retain by virtue of the Relevant Agreements (and whether or not the State had such an intention shall be determined conclusively by the Treasurer of the State), any Party may notify the other Parties of that fact and the Parties must use their best endeavours to renegotiate in good faith the terms of this Agreement to the extent necessary to achieve the intent of the Parties described in Clause 20.3(a).

          (d) If the Parties have not agreed the terms upon which the Relevant Agreements will be amended within 60 days of the date of a Party's notice pursuant to Clause 20.3(c), any Party may refer the matter to an Expert.

20.4      WAIVERS

A Party may not allege or purport to rely upon any waiver of any breach of or non-compliance with any warranty, term or condition of this Agreement unless that waiver is in writing and signed by the Party against which that waiver is claimed. A waiver of any breach or non-compliance will not be and will not be deemed to be a waiver of any other or subsequent breach or non-compliance.

20.5      VARIATIONS

          (a) A Party may not allege or purport to rely upon any modification, variation or amendment of this Agreement unless it is in writing and signed by each Party.

          (b) No Party shall agree to any modification, variation or amendment of a Relevant Agreement to which it is a party if such modification, variation or amendment would result in another Party incurring a liability under this Agreement which that other Party would not have incurred but for that modification, variation or amendment.

20.6      FURTHER ASSURANCE

From time to time at the request of a Party, each other Party must do and execute or cause to be done or executed all such acts, deeds and assurances reasonably necessary for ensuring full and proper compliance with or performance of the terms of this Agreement.

20.7      EXERCISE OF RIGHTS

A Party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or any other right, power or remedy. Failure by a Party to exercise a right, power or remedy in respect of any breach does not prevent the exercise of a right, power or remedy in respect of any subsequent breach.

20.8      COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which is an original instrument and all of which constitute one and the same instrument.

20.9      GOVERNING LAW AND JURISDICTION

This Agreement will be governed by and interpreted in accordance with the laws from time to time in force in the State. The Parties irrevocably and


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


unconditionally submit to the non-exclusive jurisdiction of the Courts of the State and all Courts which are competent to hear appeals in that jurisdiction.

--------------------------------------------------------------------------------
21.       REFERENCES
--------------------------------------------------------------------------------

21.1      CHANGES TO A REFERENCE

          (a) If at any time and from time to time any Reference is suspended, modified, discontinued or not published for any other reason or is wound up or ceases to exist or its method of calculation or scope of operations substantially alters, then any Party may give notice to the other Parties of such event. The Parties must meet as soon as reasonably practicable to attempt to agree upon a substitute Reference that is published by an independent organisation (in the case of a Reference referred to in Clause 21.2(a) or (b)) and necessary consequential amendments to the Relevant Agreements.

          (b) If, within 30 days of the notice in Clause 21.1(a), the Parties are unable to agree on a substitute Reference that is published by an independent organisation (where applicable) or on a procedure to develop a revised or new Reference or necessary consequential amendments, any Party may request an Expert to provide a substitute Reference that is the nearest equivalent to the Reference the subject of the notice and to determine any necessary consequential amendments and the substitute Reference provided by the Expert will then be the applicable Reference and any necessary consequential amendments determined by the Expert will be made.

          (c) If at any time any Principal Contract Reference is replaced by a substitute Principal Contract Reference in accordance with Clause 30.1 of the Principal Contract, that substitute Principal Contract Reference will apply, where applicable, as the new Reference under the Relevant Agreements with effect from the date on which the substitute Principal Contract Reference applies under the Principal Contract.

21.2      MEANING OF "REFERENCE"

In this Clause "REFERENCE" means:

          (a) any index, forecast index or other reference including any form of CPI and any forecast of CPI;

          (b)       the average 90 day bank bill mid rate on Reuters' page
          BBSY;

          (c) the Australian Commercial Disputes Centre Limited or the office of Chairman of that company;

          (d) the Institute of Chartered Accountants in Australia or the office of President of that institute;

          (e) the Victorian Bar Council or the office of chairman of that Council; and

          (f)       the Institute of Arbitrators, Australia.

in each case as used in any Relevant Agreement.

--------------------------------------------------------------------------------
22.       INTERPRETATION
--------------------------------------------------------------------------------

22.1      QUANTITIES OF GAS

In this Agreement, any reference to a quantity of gas is a reference to the energy content of gas and the related volume of gas necessary to supply that energy content.

22.2      INTERPRETATION

In this Agreement, unless the context otherwise requires:

          (a) words (including words herein defined or given a special meaning) denoting the singular include the plural and vice versa; words of any gender include the corresponding words of the other genders; other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning; and references to persons include corporations and vice versa;

          (b) a reference to a Clause, Recital, Schedule or Annexure is respecitvely a reference to the specified Clause, Recital, Schedule or Annexure of this Agreement; and a reference in a Schedule to a paragraph is a reference to the specified paragraph is a reference to the specified paragraph in that Schedule or, if that Schedule has more than one Part, to the specified paragraph in the Part in which the reference occurs;

          (c) all references to units of measurement in this Agreement are references to the units of measurement defined in or for the purposes of the National Measurement Act, 1960 (Commonwealth);

          (d) all references to amounts of money in this Agreement are references to those amounts in the lawful currency of Australia;

          (e) a reference to this Agreement includes the Recitals, Schedules and Annexure to this Agreement;

          (f) the headings in this Agreement are inserted for convenience only and do not affect the construction of this Agreement;

          (g) reference to any Act of the Parliament of the Commonwealth of Australia or any State of that Commonwealth or any regulations thereunder includes, subject to the context and not including the Exemption, any consolidations, amendments, re-enactments or replacements of any of them and, in the case of a reference to an Act, the regulations for the time being in force under it;

          (h) all numerical information used and calculations made under this Agreement will be, as far as practicable, to an accuracy of 4 decimal places or such greater accuracy as may be necessary to ensure that financial calculations are correct to the nearest cent and all payments to be made under this Agreement will be rounded to the nearest dollar;

          (i) reference to any Party includes a reference to the Party and its successors and permitted substitutes (including persons taking by novation) and assigns;

          (j) reference to a time and date in connection with the performance of an obligation or the exercise of a right by a Party is a reference to the time and date in Melbourne, Victoria;

          (k) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

          (l) if an event must occur on a stipulated day which is not a Working Day then the stipulated day will be taken to be the next Working Day;

          (m) a reference to a quantity of Gas being "PURCHASED" by a person means a quantity taken or purchased by that person from Gascor under its Sub-sales Agreement;

          (n) a reference to a quantity of Gas being "DELIVERED" to, or "TAKEN" by, a person means a quantity delivered to, or taken by, that person under its Sub-sales Agreement or, as agent of Gascor, under its Agency Agreement;

          (o) the word person includes a firm, a body corporate, an unincorporated association or an authority;

          (p) a reference to a Relevant Agreement or another agreement or instrument (not including the Exemption) includes any variation of any of them; and

          (q) where a word or expression is referred to in Clause 1 as being defined in the Principal Contract, that word or expression has the same meaning in this Agreement.

22.3      THIS AGREEMENT PREVAILS

To the extent that any provision of this Agreement is inconsistent with any provision of any Sub-sales Agreement or any Agency Agreement, the provision of this Agreement will prevail.


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


                                   SCHEDULE 1

                      MANAGEMENT OF THE PRINCIPAL CONTRACT

                                     PART A

                                  THE COMMITTEE
--------------------------------------------------------------------------------
1.        ESTABLISHMENT OF COMMITTEE
--------------------------------------------------------------------------------

          (a) The Retailers and Gascor agree that a management committee (the "COMMITTEE") will be established with the functions and powers set out in this Schedule.

          (b)       The purpose of the Committee is:

          (1) to oversee the management by Gascor of the Principal Contract and this Agreement;

          (2) to consult with Gascor in relaiton to the management of the Principal Contract and this Agreement;

          (3) to make recommendatons to Gascor relating to the management of the Principal Contract and this Agreement; and

          (4) where the Committee is entitled pursuant to this Schedule to require Gascor to take action in relation to the Principal Contract to determine the action which Gascor must take.

          (c) The Committee is not a committee of the board of directors of Gascor or an agent or representative of Gascor and has no power to assume any obligations or incur any liabilities on behalf of Gascor or any other Party.

--------------------------------------------------------------------------------
2.        CONSTITUTION OF THE COMMITTEE
--------------------------------------------------------------------------------

          (a)       The Committee shall comprise not more than four Members.

          (b) Each Retailer is entitled to appoint a representative to be a voting member of the Committee.

          (c) Gascor is entitled to appoint a representative to be a non-voting member of the Committee.

          (d) RCo is not entitled to appoint a member of the Committee.

          (e)       If:

          (1) the agreement between a Retailer and Gascor recorded by this Agreement is terminated in accordance with the provisioins of this Agreement; or

          (2) Gascor suspends any obligations which it owes to a Defaulting Party under any of the Relevant Agreements to which the Defaulting Party is a party in accordance with the provisions of any such Relevant Agreement,

          Gascor is entitled to appoint a representative to be a voting member.

          (f) Each Party may remove its appointed Member and appoint a replacement.

          (g) A Member may only be removed by the Party who appointed him.

          (h) A Party appointing or removing a Member must do so by giving written notice of the appointment or removal to each other Party. The appointment or removal takes effect:

          (1) in the case of an appointment or a removal by a Party other than Gascor, on delivery of the notice to Gascor or, if later, the date specified in the notice as being the date on which the appointment or removal take effect; or

          (2) in the case of an appointment or removal by Gascor, on delivery of the notice at a meeting of the Committee or to the chairperson of the Committee or, if later, the date specified in the notice as being the date on which the appointment or removal takes effect.

          (i) If an agreement between a Retailer and Gascor recorded by this Agreement is terminated by Gascor in accordance with the provisions of this Agreement, the appointment of the Voting Member appointed by that Retailer will automatically terminate and that Retailer shall cease to be entitled to appoint a Voting Member of the Committee.

          (j) If Gascor suspends any obligations which it owes to a Defaulting Party under any of the Relevant Agreements to which the Defaulting Party is a party in accordance with the provisions of any such Relevant Agreement, the appointment of the Voting Member appointed by that Defaulting Party will automatically terminate and that Defaulting Party shall cease to be entitled to appoint a Voting Member of the Committee until the suspension is lifted by Gascor.

          (k) A Member must be an officer or senior employee of the Party which that Member represents.

--------------------------------------------------------------------------------
3.        QUORUM
--------------------------------------------------------------------------------

          (a) No business may be transacted at a meeting of the Committee unless a quorum is present at the time the business is dealt with.


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


          (b) Subject to paragraph 5(e), a quorum consists of at least two Voting Members present at the meeting of the Committee.

          (c) If a quorum is not present at a meeting of the Committee the meeting is adjourned to the same time and place on the same day in the following week. If a quorum is not present at the adjourned meeting the meeting is dissolved.

--------------------------------------------------------------------------------
4.        CHAIRPERSON
--------------------------------------------------------------------------------

          (a) Each Retailer is entitled, by rotation in the order in which their names are first listed in this Agreement, to appoint its Member to be the chairperson of the Committee for a period of one year.

          (b) The first chairperson will be the Member first appointed by Energy 21 Pty Ltd or his/her replacement pursuant to paragraph 2(f).

          (c) If the chairperson is not present at a meeting of the Committee, the Members present may elect one of them to preside as chairperson at the meeting.

          (d) The chairperson is not entitled to a second or casting vote.

--------------------------------------------------------------------------------
5.        DECISIONS AT MEETINGS
--------------------------------------------------------------------------------

          (a) Subject to paragraph 5(b) each Voting Member is entitled to one vote.

          (b)       The Voting Member appointed by Gascor is entitled to:

          (1) one vote for each agreement which is terminated as referred to in paragraph 2(e)(1); and

          (2) one vote for each suspension referred to in paragraph 2(e)(2) which is in effect.

          (c) The Non-voting Member is entitled to attend, and speak at, meetings of the Committee but is not entitled to vote.

          (d) Subject to paragraph 5(e), questions arising at a meeting of the Committee (including without limitation questions relating to the matters listed in Part D of this Schedule) are to be decided by a majority of votes cast by the Voting Members present.

          (e) Any questions which relates to a matter listed in Part C of this Schedule may only be decided by the Committee at a meeting at which all the Voting Members are present and by an affirmative vote of all the Voting Members.

          (f) If all the Voting Members assent to a document containing a statement to the effect that an act, matter or thing has been done or resolution has been passed, then that act, matter, thing or resolution is to be taken as having been done or passed by a meeting of the Committee.

          (g)       For the purpose of paragraph 5(f):

          (1)       the meeting is to be taken as held:

                              (A)       if the Voting Members assented to
                              the document on the same day, on the day on which the document was assented to and at the time at which the document was last assented to by a Voting Member; or

                              (B)       if the Voting Members assented to
                              the document on different days, on the day on which, and at the time at which, the document was assented to by the last Voting Member to assent to the document;

          (2) two or more separate documents in identical terms, each of which is assented to by one or more Voting Members, are to be taken as constituting one document; and

          (3) a Voting Member may signify assent to a document by signing the document or by notifying Gascor of the Voting Member's assent by post or facsimile transmission.

--------------------------------------------------------------------------------
6.        ALTERNATE MEMBERS
--------------------------------------------------------------------------------

          (a) A Member may appoint a person to be the Member's alternate for such period as the Member thinks fit.

          (b)       An alternate Member may, but need not, be a Member.

          (c) An alternate Member must be an officer or senior employee of a Party.

          (d)       One person may act as alternate to more than one Member.

          (e) An alternate Member is entitled, if the appointor does not attend a meeting of the Committee, to attend and vote in place of and on behalf of the appointor.

          (f) The appointment of an alternate is terminated if and when the Member who appointed the alternate is removed as a Member.

          (g) The appointment of an alternate may be terminated at any time by the appointor.

          (h) An appointment, or the termination of an appointment, of an alternate must be in writing signed by the Member who makes or made the appointment and does not take effect until Gascor has received notice in writing of the appointment or termination. A member who appoints or removes an alternate must give notice in writing of the appointment or removal to all the other Members.

          (i) An alternate who attends a meeting is to be counted as a Voting Member for each Voting Member on whose behalf the alternate is attending the meeting for the purpose of determining whether a quorum is present at that meeting.

          (j) An alternate Member may exercise all the rights and powers of the Members who appointed him (other than the right to appoint an alternate).

--------------------------------------------------------------------------------
7.        MEETINGS AND NOTICES
--------------------------------------------------------------------------------

          (a) Unless all the Members otherwise agree, the Committee must meet at regular intervals not exceeding three months.

          (b) All meetings of the Committee must be held in Melbourne unless all the Members otherwise agree.

          (c) A Member may, whenever the Member thinks fit, convene a meeting of the Committee.

          (d) Unless all the Members otherwise agree, each Member must be given at least 7 days notice of a meeting of the Committee.

          (e)       A notice of a meeting of the Committee:

          (1)       must specify the time and place of the meeting;

          (2) may be given in person or by post or facsimile transmission or by such other electronic media as the Retailers and Gascor may agree; and

          (3) will be deemed to have been given to an alternate Member if it is given to the Member who appointed that alternate.

          (f) A Member may waive notice of any meeting of the Committee by notifying the other Members (or their respective alternates) to that effect in person or by post or facsimile transmission.

          (g) The Members may meet together for the despatch of business and adjourn and otherwise regulate meetings of the Committee as they think fit.

          (h) The contemporaneous linking together by telephone or other method of audio or audio visual communication of a number of the Members sufficient to constitute a quorum, constitutes a meeting of the Committee and all the provisions in this Schedule relating to meetings of the Committee apply, so far as they can and with such changes as are necessary, to meetings of the Committee by telephone or audio or audio visual communication.

          (i) A Member participating in a meeting by telephone or audio or audio visual communication is to be taken to be present in person at the meeting.

          (j) A meeting by telephone or audio or audio visual communication is to be taken to be held at the place determined by the chairperson of the meeting provided that at least one of the Members involved was at the place for the duration of the meeting.

--------------------------------------------------------------------------------
8.        SECRETARY AND MINUTES
--------------------------------------------------------------------------------

          (a)       The Members must appoint a secretary to the Committee.

          (b) The Secretary to the Committee must cause minutes of all proceedings of each meeting of the Committee to be prepared and sent to all the Members and those minutes must be signed by the chairperson.

          (c) Any minutes of a meeting purporting to be signed by the chairperson are (in the absence of proof to the contrary) sufficient evidence of:

          (1)       the matters stated in the minutes;

          (2)       the meeting having been duly convened and held; and

          (3)       the validity of all proceedings at the meeting.


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                                     PART B

                      MANAGEMENT OF THE PRINCIPAL CONTRACT

--------------------------------------------------------------------------------
1.        ACTION GASCOR IS REQUIRED TO TAKE
--------------------------------------------------------------------------------

          (a) Subject to paragraph 1(b) and paragraph 7, Gascor must take such action as the Committee may request:

          (1) subject to the provisions of Part E of this Schedule and any procedures which are agreed by Gascor and the Retailers in accordance with paragraph 5(a), to exercise any of the rights or discretions of Gascor under the Principal Contract listed in Part C or D of this Schedule;

          (2) subject to the provisions of Part E of this Schedule, to enforce any rights or remedies which Gascor may have against a Seller in the event of a Seller's Default or to defend any action or claim which a Seller may bring against Gascor in connection with the Principal Contract;

          (3) subject to the provisions of Part E of this Schedule, in relation to the conduct of any arbitration proceedings under Clause 22 of the Principal Contract; or

          (4) in relation to the conduct of any matter referred to an expert under Clause 21 of the Principal Contract.

          (b) Gascor is not required to take any action requested by the Committee:

          (1) if, in Gascor's Reasonable opinion, the action would result in, or be likely to result in, Gascor being in breach of any provisions of the Principal Contract or any Relevant Agreement; or

          (2) if, in Gascor's opinion, the action would, or would be likely to, prejudice the ability of Gascor to take delivery of the D Market Quantity; or

          (3) unless Gascor is indemnified and kept indemnified by the Retailers whose Members have voted in favour of taking the action, to Gascor's reasonable satisfaction, from and against any and all liabilities, losses, damages, costs and expenses which Gascor may suffer or incur as a result of, or in connection with, taking the action requested and provided with security in such amount and of such kind as Gascor may reasonably request for the purpose of securing Gascor from and against all such liabilities, losses, damages, costs and expenses; or

          (4) unless the action requested has been approved by the Committee and the resolution of the Committee has been properly minuted.

          (c) Subject to paragraph 1(d), if a matter in respect of which Gascor may be required to take action in accordance with this paragraph 1:


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


          (1) is considered by the Committee, but the Committee is unable to determine the action which it requires Gascor to take in respect of that matter; and

          (2) the committee resolves that Gascor should not take any action, or cease taking any specified action, pending determination of the action which the Committee may require Gascor to take; and

          (3) the chairperson of the Committee gives Gascor notice in writing of that resolution,

                    Gascor must not take any action, or must cease the action specified, in relation to the matter until the earliest to occur of the following:

                              (A)       Gascor receiving notice of the
                              Committee's determination of the action which is requires Gascor to take in relation to the matter;

                              (B)       Gascor receiving notice that the
                              Committee is no longer considering the matter; or

                              (C)       the expiry of 30 days after the date
                              on which Gascor receives the notice referred to in sub-paragraph (3).

          (d) Notwithstanding paragraph 1(c), Gascor may take such action (or not take action) in relation to a matter referred to in paragraph 1(a) as it considers necessary or desirable to ensure:

          (1)       the efficient operation of the Principal Contract;

          (2) that Gascor is not in breach, or likely to become in breach, of any of its obligations under the Principal Contract; or

          (3) that Gascor does not incur any material liability, loss, damage, cost or expense as a result of a failure to take any action.

          (e) Any reference in this paragraph 1 to Gascor taking action, or being required to take action, shall include a reference to Gascor not taking action, omitting to take action or being required not to take any action.

--------------------------------------------------------------------------------
2.        INFORMATION AND REPORTING
--------------------------------------------------------------------------------

          (a) Each Retailer must provide Gascor with such information as Gascor may reasonably request to enable it to comply with its obligations under the Principal Contract or any Relevant Agreement or to facilitate the efficient management of the Principal Contract and the Relevant Agreements.

          (b) Subject to Clause 15 of this Agreement, Gascor must provide each Voting Member with such information as such Voting Member may reasonably request relating to the operation of the Principal Contract, provided that Gascor is not obliged to provide a Voting


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          Member with any information which any Party (other than the Party which has appointed that Voting Member) has designated in writing as being confidential to that Party.

          (c) Gascor must, in consultation with the Retailers, develop procedures for reporting to the Committee on Gascor's management of the Principal Contract and providing notices and other communications received from the Sellers or the Sellers' Agent to the Committee.

          (d) Gascor must use its reasonable endeavours to comply with the procedures referred to in paragraph 2(c) as developed and varied from time to time.

--------------------------------------------------------------------------------
3.        PERFORMANCE AUDITS
--------------------------------------------------------------------------------

          (a) The Committee may require Gascor to appoint, at the cost of the Retailers whose Members have voted in favour of such appointment, an independent auditor (the "PERFORMANCE AUDITOR") to review the management of the Principal Contract with the objective of making recommendations to improve the efficient and effective operation of the Principal Contract and the Relevant Agreements.

          (b) The Performance Auditor must be a member of a reputable firm of chartered accountants approved by Gascor (such approval not to be unreasonably withheld or delayed). Unless all the Retailers and Gascor otherwise agree, no person who, at the time of the appointment or at any time whilst they remain the Performance Auditor, has had or may have some interest or duty (either as an employee or advisor or otherwise) which conflicts or may conflict with their function under such appointment may be appointed as or remain as the Performance Auditor.

          (c) The Committee must not appoint a Performance Auditor to carry out a review under this paragraph 3 less than 18 months after the conclusion of a previous review carried out pursuant to this paragraph 3, provided that if the Committee appoints a Performance Auditor to carry out a review of the operational trials which will take place prior to the commencement of the gas market which will be operated by VENCorp, the next review by the Performance Auditor may be carried out less than 18 months after the first review.

          (d) Gascor must co-operate with the Performance Auditor in relation to the conduct of its review under this paragraph and make available to the Performance Auditor such information as the Performance Auditor may reasonably request for the purpose of carrying out its review.

          (e) Without derogating from Clause 15.2(g)(6), it must be a term of appointment of the Performance Auditor that the Performance Auditor must not disclose to any Buyer any information which Gascor must not disclose to that Buyer in accordance with the terms of this Agreement or the Principal Contract.


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          (f)       Subject to paragraph 3(a), the terms of appointment of
          the Performance Auditor must be determined by the Committee and approved by Gascor (such approval not to be unreasonably withheld or delayed).

--------------------------------------------------------------------------------
4.        ALLOCATION AUDITS
--------------------------------------------------------------------------------

          (a) No later than 30 days after the date of this Agreement, the Committee must meet to endeavour to agree upon the appointment by Gascor of an independent auditor (the "ALLOCATION AUDITOR") to review, inter alia, any calculations made by Gascor based on the formulas set out in this Agreement.

          (b) The Allocation Auditor must be a member of a reputable firm of chartered accountants nominated by the Committee and approved by Gascor (such approval not to be unreasonably withheld or delayed).

          (c) If the Committee has failed to agree upon the Allocation Auditor within 60 days after first meeting pursuant to paragraph 4(a), any Retailer or Gascor may, subject to giving a copy of the request to the other Parties (other than RCo) at the same time as the request is made, request the President of the Institute of Chartered Accountants in Australia to appoint an Allocation Auditor and, provided the Parties (other than RCo) are given a reasonable opportunity to make submissions prior to any decision, that appointment will be final and binding on the Parties.

          (d) Unless all the Retailers and Gascor otherwise agree, no person who, at the time of the appointment or at any time whilst they remain the Allocation Auditor has, has had or may have some interest or duty (either as an employee or advisor or otherwise) which conflicts or may conflict with their function under such appointment may be appointed as or remain as the Allocation Auditor.

          (e) The Allocation Auditor must be appointed by Gascor for an initial term of one year. The Allocation Auditor's appointment may be renewed for any number of subsequent periods of one year if the Committee so determines. Notwithstanding the term of his or her appointment, the Allocation Auditor must be removed if the Committee so determines, such removal to be with effect from the time of appointment of a replacement pursuant to paragraph 4(f). If the office of Allocation Auditor is vacant other than by reason of the removal of the Allocation Auditor, a person must be appointed as the Allocation Auditor, pursuant to paragraph 4(f) unless the Committee determines otherwise.

          (f) If the office of Allocation Auditor is vacant or the Committee determines that the Allocation Auditor must be removed, the Committee must, unless it determines otherwise, meet within 30 days of such vacancy or determination (as the case may be) to endeavour to agree upon an Allocation Auditor or a replacement Allocation Auditor for the purposes of this Agreement. If the Committee has failed to agree upon the Allocation Auditor or the replacement within 60 days after meeting pursuant to this paragraph 4(f), any Retailer or Gascor may, subject to giving a copy of the request to the other Parties (other than RCo) at the same time as the request is made, request the President of the Institute of Chartered Accountants in Australia to appoint an Allocation Auditor and, provided the Parties (other than


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          RCo) are given a reasonable opportunity to make submissions prior to any decision, that appointment will be binding and final on the Parties.

          (g) Without derogating from Clause 15.2(g)(6), it must be a term of the Allocation Auditor's appointment that the Allocation Auditor must not disclose to a Buyer any information which Gascor must not disclose to that Buyer in accordance with the terms of this Agreement or the Principal Contract.

          (h) Subject to paragraph 4(g) and Clauses 15.7 and 15.8, the terms of appointment of the Allocation Auditor must be determined by the Committee from time to time and approved by Gascor (such approval not to be unreasonably withheld or delayed).

          (i) The Allocation Auditor must be instructed by Gascor, no later than 30 days after the end of each Contract Year, to carry out a review of all calculations made by Gascor based on the formulas set out in this Agreement in respect of that Contract Year and to prepare a report setting out its findings.

          (j) Subject to paragraph 4(g), Gascor must use its reasonable endeavours to ensure that each Buyer receives a copy of the Allocation Auditor's annual report by no later than 90 days after the end of the Contract Year to which the report relates.

          (k) In addition to the Allocation Auditor's annual review, any Buyer may at any time during a Contract Year request the Allocation Auditor to review a particular calculation made by Gascor under this Agreement and to report on its findings.

          (l) Gascor must co-operate with the Allocation Auditor in relation to the conduct of a review under paragraph 4(i) or 4(k) and make available to the Allocation Auditor, at the cost of Gascor, such information as the Allocation Auditor may reasonably request for the purpose of carrying out its review.

          (m) If the Allocation Auditor concludes in any report made pursuant to this paragraph 4 that Gascor has made a calculation under this Agreement which is not in accordance with the terms of this Agreement and the matter cannot be resolved by the Parties within 60 days of the date of issue of the relevant report:

          (1) the matter must, if the Parties agree that the information upon which the calculation is based and the results of the calculation can be disclosed by Gascor to all the Parties, be resolved in accordance with the provisions of Clause 11 of this Agreement; or

          (2) if the Parties do not agree that the information upon which the calculation is based and the results of the calculation can be disclosed by Gascor to all the Parties, any Party may refer the matter to an Expert in accordance with the provisions of Clause 10 of this Agreement.

          (n) The costs and expenses of the Allocation Auditor will be apportioned between the Parties in such proportions as the Allocation Auditor thinks fit having regard to, among other things, the extent to which Gascor's calculations have been made in accordance with the terms of this Agreement.


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--------------------------------------------------------------------------------
5.        OFF SPECIFICATION GAS AND CURTAILMENT
--------------------------------------------------------------------------------

          (a) Gascor and the Retailers must use their best endeavours to develop and agree, by no later than 1 September 1998, procedures to be followed by Gascor in the event that:

          (1) Off Specification Gas is being, or is likely to be, or has been, delivered to it by the Sellers; or

          (2) the curtailment provisions contained in Clause 11 of the Principal Contract will, or are likely to, apply.

          (b) The procedures referred to in paragraph 5(a)(1) must address at least the following issues:

          (1) the nature and extent of Gascor's obligation to inform the Retailers if Gascor receives an advice from the Sellers under Clause 16.2(a) of the Principal Contract; and

          (2) the circumstances in which Gascor must require the Sellers under Clause 16.2(c) of the Principal Contract to suspend deliveries of Off Specification Gas.

          (c) The Retailers must ensure that the procedures referred to in paragraph 5(a)(1):

          (1) enable the Retailers to comply with their obligations (if any) under the Gas Safety Act 1997; and

          (2) be consistent with the safety case (if any) submitted by each Retailer to the Office of Gas Safety under Division 2 of Part 3 of the Gas Safety Act 1997,

          and Gascor must not unreasonably refuse to agree to a procedure, or a change in a procedure, which is proposed for such a purpose, provided that Gascor is not obliged to agree any procedure, or any change in a procedure, which would result, or be likely to result, in a breach by Gascor of any of its obligations under the Principal Contract.

          (d) The Retailers and Gascor must review the procedures referred to in paragraph 5(a) at regular intervals, not exceeding 12 months, and endeavour to agree any changes to such procedures.

          (e) Gascor must use its reasonable endeavours to comply with the procedures referred to in paragraph 5(a) as developed or agreed from time to time.


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


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6.        INSURANCE
--------------------------------------------------------------------------------

          (a) Subject to paragraph 6(b), Gascor must arrange and maintain in the name of Gascor with insurers or underwriters of good repute such insurance policies as any Retailer or Retailers may reasonably require from time to time.

          (b) The Retailer or Retailers who require Gascor to arrange and maintain any insurance policy must pay on behalf of Gascor, and (if more than one Retailer so requires) in such proportions as such Retailers must from time to time agree and notify to Gascor, all premiums and other costs payable in respect of such insurance policy by the due date. Gascor is not obliged to take out or renew any insurance policy if the relevant Retailer or Retailers fail to pay all premiums and other costs payable in respect of such insurance policy by the due date.

          (c) Gascor must use its reasonable endeavours to pursue any rights which it may have under any insurance policy to recover any insurance proceeds.

--------------------------------------------------------------------------------
7.        SUSPENSION OF THE POWERS OF THE COMMITTEE IN THE EVENT OF AN EMERGENCY
--------------------------------------------------------------------------------

          (a)       In the event of, and for the duration of, an Emergency:

          (1) Gascor is not required to take any action requested by the Committee in accordance with paragraph 1(a); and

          (2) without limiting the generality of paragraph 7(a)(1), Gascor may take such action as it determines in its entire discretion to be appropriate in response to or in connection with the Emergency, including without limitation communicating and attending meetings with the Sellers and exercising Gascor's rights under the Principal Contract (including without limitation the giving of default notices).

          (b) Gascor shall not be liable to the Buyers for any action which it takes or omits to take in response to or in connection with the Emergency, whether or not such action or omission results in Gascor being in breach of its obligations under this Schedule 1, provided that Gascor at all times acts in good faith.

          (c) Paragraphs 7(a) and (b) only apply if and for so long as all the shares in Gascor are directly or indirectly legally and beneficially owned by or on behalf of the State or any statutory authority or instrumentality of the State.

          (d) For the purposes of this Clause 7, an "EMERGENCY" will be deemed to:

          (1)       occur when:

                              (A)       the Governor in Council by
                              proclamation declares Part 6A of the Act to apply as a result of or in connection with an event or


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                              situation relating to the operation of the
                              Sellers' Facilities (as defined in the Principal Contract);

                              (B)       the Minister gives a direction under
                              Part 6A of the Act which in Gascor's reasonable opinion, affects Gascor's rights under, or the operation of, the Principal Contract;

                              (C)       the Office of Gas Safety gives a
                              direction under section 149 of the Act or under
                              section 106 or 107 of the Gas Safety Act 1997 which, in Gascor's reasonable opinion, affects Gascor's rights under, or the operation of, the Principal Contract; or

                              (D)       VENCorp gives a direction under
                              section 16H of the Act or an emergency direction under the MSOR which, in Gascor's reasonable opinion, affects Gascor's rights under, or the operation of, the Principal Contract; and

          (2)       continue on each Day on which:

                              (A)       a Seller delivers, or in Gascor's
                              reasonable opinion is likely to deliver, under the Principal Contract less than 80 per cent of the lowest quantity of Gas which Gascor has nominated under the Principal Contract for delivery at the Point of Delivery on that Day; and

                              (B)       any one or more customers in
                              Victoria have been or, in Gascor's reasonable opinion, are likely to be, directed (directly or indirectly) to curtail their use or consumption of gas by VENCorp or any person authorised or required by law to make such a direction.



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                                     PART C

            MATTERS REQUIRING THE UNANIMOUS APPROVAL OF THE COMMITTEE

Words and expressions defined in the Principal Contract have the same meanings in this Part C.

CLAUSE OF THE PRINCIPAL CONTRACT        SUMMARY OF MATTER

5.8(h) If MDQ is reduced or increased as a result of a Reserves Shortfall or Reserves Surplus, the Parties must meet within 14 days and negotiate in good faith to endeavour to agree upon a revised AQ.

23.3(a) and (b)                         Right of Buyer to terminate the Contract
                                        in the event of a Default.


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

                                     PART D

               RIGHTS AND DISCRETIONS UNDER THE PRINCIPAL CONTRACT

Words and expressions defined in the Principal Contract have the same meanings in this Part D of this Schedule.

CLAUSE OF THE PRINCIPAL                         SUMMARY OF RIGHT/DISCRETION
CONTRACT

4.8 Reserves Shortfall         4.8(a)        Right to Buyer to give notice to
                                             Sellers if it considers that there
                                             is a Reserves Shortfall.

                                             Obligation on the Parties to meet
                                             and endeavour to agree the amount
                                             of the Reserves Shortfall.

                               4.8(b)(i)     Right to appoint an independent
                                             auditor to review Sellers' records
                                             to determine the Additional
                                             Agreement Quantity.

                               4.8(b)(ii)    Right to refer any matter relating
                                             to the calculation of the Reserves
                                             Shortfall to an Expert.

4.9 Reserves Surplus           4.9(a)(i)     Right of Buyer to give notice to
                                             Sellers if it considers that there
                                             is a Reserve Surplus.

                               4.9(a)(ii)    If Seller gives a notice, Buyer
                                             has 30 days to notify Sellers
                                             whether it wishes the Total
                                             Quantity to be increased as a
                                             result of the Reserves Surplus.

                               4.9(a)(iv)    Parties must meet and endeavour to
                                             agree the amount of the Reserves
                                             Surplus.

                               4.9(b)(i)     Buyer may request that an
                                             independent auditor reviews the
                                             records of the Sellers to determine
                                             the Additional Agreement Quantity.

                               4.9(b)(ii)    Buyer may refer any matter relating
                                             to the calculation of the Reserves
                                             Surplus to an Expert.

5.7 MDQ                        5.7(c)(v)     If Buyer considers that the revised
                                             MDQ calculated by Sellers as a
                                             result of a Reserves Shortfall or
                                             Reserves Surplus does not
                                             accurately reflect the impact on
                                             deliverability of the revised
                                             assessment of Recoverable Gas, it
                                             may refer the matter to an Expert.


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                               5.7(d)        If at the commencement of a
                                             Contract Year the Total Quantity is
                                             less than [THIS PARAGRAPH CONTAINS
                                             CONFIDENTIAL INFORMATION WHICH HAS
                                             BEEN OMITTED, BUT FILED SEPARATELY
                                             WITH THE SECURITIES AND EXCHANGE
                                             Commission.] of AQ, Buyer has the
                                             right to nominate a percentage of
                                             the MDQ prevailing on the final day
                                             of the preceding Contract Year to
                                             apply. The nomination must be given
                                             on or before 31 December 2005.

                               5.7(f)(ii)    Right of Buyer to give notice
                                             prior to [THIS PARAGRAPH CONTAINS
                                             CONFIDENTIAL INFORMATION WHICH HAS
                                             BEEN OMITTED, BUT FILED SEPARATELY
                                             WITH THE SECURITIES AND EXCHANGE
                                             Commission.] of each Contact Year
                                             requesting Sellers to provide a
                                             certificate stating that the
                                             deliverability of Gippsland Reserve
                                             Quantity will be sufficient to meet
                                             the maximum MDQ and the
                                             deliverability requirements of all
                                             Additional Agreements.

6. Sellers' Sales              6.5(c)        Buyer may notify Sellers that it
                                             seeks a review of the Process and
                                             Mechanisms if it considers that
                                             they are not producing results
                                             consistent with the principles in
                                             Clauses 6.1 and 6.4. The Parties
                                             must meet within 30 days of such
                                             notice being given to agree
                                             necessary amendments.

                               6.5(e)        If the Parties are unable to
                                             agree amendments, within 90 days,
                                             Buyer may refer the matter to an
                                             Expert.

11.2 Co-operation on          11.2           In the event of a curtailment of
curtailment                                  gas deliveries, each Seller and
                                             Buyer must liaise to ensure that
                                             deliveries of gas to Buyer are made
                                             in a manner which is consistent
                                             with each Seller and Buyer acting
                                             as Reasonable and Prudent
                                             Operators.

12.2 Other points of delivery 12.2           Buyer must not unreasonably
                                             withhold its consent to a change in
                                             the Point of Delivery or to
                                             additional Points of Delivery.

16.2 Off Specification Gas    16.2(c)        Right of Buyer to suspend
                                             deliveries of Off Specification Gas
                                             for such period as is nominated by
                                             Buyer. Right of Buyer to remove any
                                             suspension.


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                              16.2(d)(iii)   Buyer must request a suspension
                                             within 2 hours of becoming aware of
                                             the delivery of Off Specification
                                             Gas.

17.1 Scheduled maintenance    17.1(b)        The Parties must schedule or
                                             co-ordinate maintenance
                                             requirements so as to minimise
                                             shortfalls and deliveries.

                              17.2(b)(ii)    Right of Buyer to require
                                             Sellers to deliver additional Gas
                                             prior to maintenance or replacement
                                             activity with a view to enabling
                                             Buyer to hold a much gas as
                                             possible and as it considers
                                             necessary in storage or pipelines.

                              17.2(c)        Buyer's consent required for
                                             Sellers to shut down or reduce
                                             their production or processing
                                             capacity (such consent not to be
                                             unreasonably withheld).

18.5 Disputed amounts         18.5(a)        Right of Buyer to request further
                                             information in relation to the
                                             contents of a Statement.

                              18.5(b) Buyer to notify the Sellers of a dispute as soon as practicable and, in any event, within 14 days after the day on which the disputing party becomes aware of material grounds for dispute.

                              18.5(c) Buyer must meet with Seller with a view to settling the dispute.

20.4 Force majeure            20.4           Buyer must consult in good faith
                                             with Sellers to assess any Force
                                             Majeure and any ways in which it
                                             might be avoided or mitigated.

                              20.7(a) Buyer may give notice to Sellers, if Sellers are affected by force majeure, permanently reducing the obligations of each Seller to deliver and Buyer to take gas by an amount nominated in such notice.

21 Expert                     21.2(a)        Buyer to designate its
                                             representative in negotiations,
                                             being a senior officer of Buyer
                                             with authority to settle the
                                             matter. Buyer to designate its
                                             representative within 5 Working
                                             Days.

                              21.2(c) Buyer must meet with Sellers to agree upon an Expert if the matter to be referred to the Expert is not resolved by the senior officers within 10 Working Days.


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


                              21.2(d) Buyer may request the Chairman of the Australian Commercial Disputes Centre Limited to appoint an Expert if the Parties fail to agree upon the appointment of an Expert.

                              21.4(a)        Buyer may make submissions to the
                                             Expert.

22 Dispute resolution         22.1(a)        If Buyer claims a dispute has
                                             arisen, it must give notice to the
                                             Sellers identifying the dispute and
                                             designating its representatives in
                                             negotiations.

                              22.1(b) The senior officers of each Party must meet to seek to resolve the matter.

                              22.1(c) If the dispute is not resolved by the senior officers within 10
                                             Working Days, Buyer may then
                                             commence arbitration.

                              22.3 Claimant must deliver its Claim to the other Parties.

                              22.4           The Respondent must deliver a
                                             Response within 30 days after
                                             receipt of the Claim. The
                                             Respondent must nominate an
                                             arbitrator.

                              22.5 The Claimant may delivery a Reply to the Respondent within 30 days after the delivery of the Response.

                              22.7(a) If, within 30 days after delivery of the Response, the Chairperson has not been agreed, the Buyer may request the Chairman of the
                                             Victorian Bar Council to nominate
                                             the Chairperson.

                              22.9 Buyer must, within 90 days after the final date upon which a Response may be delivered, deliver a list of documents setting out all the documents which would be discoverable if the arbitration were an action in the Supreme Court of Victoria.

                              22.16 Buyer must at all times do all things which are reasonably necessary or desirable to enable a just award to be made in an arbitration and must not do or cause to be done any act or delay unreasonably to prevent an award being made.

                              22.16 Buyer must co-operate in good faith to make all such administrative


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


                                             arrangements as may be reasonably
                                             necessary or desirable for the
                                             proper and convenient conduct of
                                             the arbitration.

23. Default                   23.1           Right of Buyer to give a Default
                                             Notice.

                              23.2(b) Right of Buyer to agree a period in which the Default may be cured.

                              23.3(c) and    Right of Buyer to sue Sellers for
                              (d)            damages or to exercise other legal
                                             and equitable remedies.

                              23.4           Right of the Buyer to claim
                                             compensation in the event of a
                                             failure to deliver Gas.

                              23.4(d)        Obligation of Buyer to use
                                             reasonable endeavours to mitigate
                                             its losses.

25.3 Assignment               25.3           Right of Buyer to withhold consent
                                             in the event of a proposed
                                             assignment by a Seller.

                              25.6 Right of Buyer to withhold consent to a change in control of a Seller.

30.1 References               30.1           If any Reference is suspended or
                                             modified or discontinued, Buyer may
                                             give notice to Sellers of such
                                             event and Buyer and Sellers must
                                             meet to attempt to agree upon a
                                             substitute Reference.

Schedule 2 - Sellers' Sales    1.1(a)        Parties to agree upon the
Adjustments                                  appointment of the Independent
                                             Assessor.

                               1.1(b) If the Parties fail to agree upon an Independent Assessor, Buyer may request the President of the
                                             Institute of Chartered Accountants
                                             to appoint an Independent Assessor.

                               1.1(d) Buyer may agree with the Sellers to remove and replace an Independent Assessor.

                               1.4(a) Buyer may request an independent audit of any determination made by the Independent Assessor.

                               1.4(b) If an independent audit indiciates a material discrepancy, the matter may be referred by Buyer to an Expert.

                               2(a) Buyer may agree an intra-quarter MDQ or request a determination by the Independent Assessor.


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Schedule 8 - Measurement       1.            Right of Buyer to agree the
                                             appointment of the Measuring
                                             Agency.

                               2(b) Right of Buyer to approve the type of metering equipment and to approve the terms of operation of metering equipment.

                               4(e) Right of Buyer to require Seller to agree on an alternative method of measuring if it demonstrates that the method of measuring is operating inequitably.

                               4(f) If Sellers and Buyer are unable to agree on an alternative method, Buyer may refer the matter to an Expert.

                               6(d)          Right of Buyer to conduct
                                             independent tests of the measuring
                                             equipment.

                              10.1(a) The gas measurement and testing principles for the purposes of the Contract are to be as agreed from time to time between the Parties. Right to appoint an Expert in the event of a failure to agree.

                              10             Paragraph 10 provides for the
                                             Parties to agree revisions to the
                                             standards and methods of
                                             measurement.


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                                     PART E

                   LITIGATION INVOLVING THE PRINCIPAL CONTRACT

--------------------------------------------------------------------------------
1.        INTERPRETATION
--------------------------------------------------------------------------------

In this Part E, unless the context otherwise requires:

"SELLER'S CLAIM" means:

          (a) the giving of a written notice or other communication by a Seller or the Sellers to Gascor of its or their intention to commence arbitration under Clause 22 of the Principal Contract or to issue legal proceedings in connection with the Principal Contract;

          (b) the giving of a notice by a Seller or the Sellers identifying a difference or dispute in accordance with Clause 22.1 of the Principal Contract; or

          (c) the issue of legal proceedings (other than arbitration proceedings under Clause 22 of the Principal Agreement) by a Seller or the Sellers against Gascor in connection with the Principal Contract.

"PROCEEDINGS" means:

(a) any arbitration or other legal proceedings (whether under Clause 22 of the Principal Contract or otherwise) which Gascor may bring against a Seller or the Sellers in the event of a Seller's Default or alleged Seller's Default; or

(b) a notice in writing to a Seller or the Sellers of an intention to commence, or reserving the right to commence, such arbitration or other legal proceedings.

--------------------------------------------------------------------------------
2.        PROCEEDINGS BROUGHT BY THE SELLERS AGAINST GASCOR
--------------------------------------------------------------------------------

The following provisions shall apply as between the Retailers and Gascor in the event of a Seller's Claim:

          (a) Gascor may, by giving notice in writing to each of the Retailers no later than 30 days after it becomes aware of the Seller's Claim, assume conduct of the defence of the Seller's Claim. If Gascor assumes conduct of the defence of a Seller's Claim in accordance with this paragraph 2(a):

          (1) without limiting any rights which Gascor may have against a Buyer for indemnity or compensation, Gascor will be responsible for all costs (including any legal costs) incurred by it in relation to the Seller's Claim;

          (2) Gascor shall not be required to take any action requested by the Committee in relation to the Seller's Claim; and


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          (3)       Gascor may make, and shall have conduct of, any counterclaim against a Seller or the Sellers at its cost and shall be entitled to retain, and apply as it thinks fit, any sums recovered from a Seller or the Sellers in respect of such counterclaim.

          (b) Gascor may only assume conduct of the defence of the Seller's Claim in accordance with paragraph 2(a) or 2(e) if and for so long as Gascor is directly or indirectly owned or controlled by or on behalf of the State, a statutory authority or an instrumentality of the State.

          (c) If Gascor does not assume conduct of the defence of the Seller's Claim in accordance with paragraph 2(a) and it is alleged in writing by a Retailer or Gascor that the Seller's Claim has been caused by or arisen directly or indirectly as a result of a Default by a Retailer or Retailers ("RELEVANT RETAILERS"), the Relevant Retailers may, by giving notice in writing to Gascor and each of the other Retailers no later than 60 days after the Relevant Retailers collectively (if more than one) become aware of the Seller's Claim, assume conduct of the defence of the Seller's Claim. If the Relevant Retailers assume conduct of the defence of the Seller's Claim in accordance with this paragraph 2(c):

          (1) the Relevant Retailers will be responsible for all costs (including any legal costs) incurred in relation to the defence of the Seller's Claim;

          (2) the Relevant Retailers may make, and have conduct of, any counterclaim in the name of Gascor against a Seller or the Sellers at their cost and shall be entitled to any sums recovered from a Seller or the Sellers in respect of such counterclaim (after deduction of any unpaid costs incurred by Gascor in connection with the Seller's Claim or counterclaim and any Tax payable by Gascor in respect of such sums);

          (3) Gascor must take such lawful action as the Relevant Retailers may reasonably request in relation to the conduct of the defence of the Seller's Claim or any counterclaim referred to in paragraph 2(c)(2); and

          (4) the Relevant Retailers must jointly and severally indemnify Gascor and keep Gascor indemnified from and against any claim, action, damage, loss, liability, cost, outgoing or payment which Gascor may pay, suffer or incur as a result of or in connection with the Seller's Claim (including any judgment or order made in connection with such claim), any counterclaim referred to in paragraph 2(c)(2) (including any judgment or order made in connection with such counterclaim) or any action which Gascor may take in accordance with paragraph 2(c)(3).

          (d) If neither Gascor nor the Relevant Retailers assume conduct of the defence of the Seller's Claim in accordance with paragraph 2(a) or 2(c), the Committee may, subject to the provisions of paragraph 1 of Part B of this Schedule, assume conduct of the defence of the Seller's Claim. If the Committee assumes conduct of the defence of the Seller's Claim in accordance with this paragraph 2(d):

          (1) the Retailers whose Members have voted in favour of the Committee assuming the conduct of the defence of the Seller's Claim will be responsible for all costs (including


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


                    any legal costs) incurred in relation to the defence of the Seller's Claim;

          (2) the Committee may make, and have conduct of, any counterclaim in the name of Gascor against a Seller or the Sellers at their cost;

          (3) the Retailers whose Members have voted in favour of the Committee assuming the conduct of the defence of the Seller's Claim shall be entitled to any sums recovered from a Seller or the Sellers in respect of any counterclaim referred to in paragraph 2(d)(2) (after deduction of any unpaid costs incurred by Gascor in connection with the Seller's Claim or counterclaim and any Tax payable by Gascor in respect of such sums);

          (4) Gascor must take such lawful action as the Committee may reasonably request in relation to the conduct of the defence of the Seller's Claim or any counterclaim referred to in paragraph 2(d)(2); and

          (5) the Retailers whose Members have voted in favour of the Committee assuming the conduct of the defence of the Seller's Claim must jointly and severally indemnify Gascor and keep Gascor indemnified from and against any claim, action, damage, loss, liability, cost, outgoing or payment which Gascor may pay, suffer or incur as a result of or in connection with the Seller's Claim (including any judgment or order made in connection with such claim), any counterclaim referred to in paragraph 2(d)(2) (including any judgment or order made in connection with such counterclaim) or any action which Gascor may take in accordance with paragraph 2(d)(4).

          (e) If, at any time after the Committee assumes or the Relevant Retailers assume conduct of the defence of the Seller's Claim in accordance with paragraph 2(c) or 2(d), Gascor reasonably considers that the defence of the Seller's Claim is not being conducted diligently or in the best interests of Gascor, Gascor may take over the conduct of the defence of the Seller's Claim and any counterclaim which may have been made from the Committee or the Relevant Retailers (as the case may be), provided that Gascor shall reimburse each Retailer whose Member voted in favour of the Committee assuming the defence of the Seller's Claim or each Relevant Retailer (as the case may be) all reasonable costs and expenses incurred by such Retailer in connection with the defence of the Seller's Claim or any counterclaim prior to the date on which Gascor takes over the conduct of the defence. If Gascor takes over the defence of the Seller's Claim in accordance with this paragraph 2(e), paragraph 2(a) will apply.

          (f) Neither Gascor, the Relevant Retailers nor the Committee may settle or compromise any Seller's Claim or any counterclaim made against the Sellers without the prior written consent of all the Retailers and Gascor (such consent not to be unreasonably withheld or delayed) if the terms of such settlement or compromise include any agreement to vary the terms of or terminate the Principal Contract.

          (g) If the Relevant Retailers or the Committee assume the conduct of the defence of the Seller's Claim, each of the Relevant Retailers or each Retailer whose Member votes in favour of the


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


          Committee assuming conduct (as the case may be) must provide Gascor with all such information as Gascor may reasonably request relating to the Seller's Claim or any counterclaim, including all pleadings, legal opinions, notices, relevant correspondence and other communications.

          (h) If Gascor assumes the conduct of the defence of a Seller's Claim, Gascor must provide each Retailer on a commercial and confidential basis with all such information as it may reasonably request relating to the Seller's Claim or any counterclaim, including all pleadings, legal opinions, notices, relevant correspondence and other communications.

--------------------------------------------------------------------------------
3.        PROCEEDINGS BROUGHT BY GASCOR AGAINST THE SELLERS
--------------------------------------------------------------------------------

The following provisions shall apply as between the Retailers and Gascor in the event of the Seller's Default or if Gascor has reasonable grounds for believing that there has been a material Seller's Default:

          (a) Gascor must notify each of the Retailers of the Seller's Default or alleged Seller's Default as soon as reasonably practicable after it becomes aware of the Seller's Default or the alleged Seller's Default.

          (b) Gascor may, by giving notice in writing to each Retailer no later than 30 days after it becomes aware of the Seller's Default or alleged Seller's Default of its intention to do so, retain the right in its sole discretion to commence Proceedings in respect of the Seller's Default or alleged Seller's Default and to assume conduct of the Proceedings. If Gascor assumes conduct of the Proceedings in accordance with this paragraph 3(b):

          (1) Gascor will be responsible for all costs (including legal costs) incurred by it in relation to the Proceedings;

          (2) Gascor will be entitled to retain, and apply as it thinks fit, any sums recovered from a Seller or the Sellers in respect of the Proceedings up to the amount of the loss which Gascor has suffered as a result of the Seller's Default in respect of which the Proceedings have been commenced, including without limitation any loss arising as a result of a failure by the Sellers to deliver any part of the D Market Quantity and any costs incurred by Gascor in connection with the conduct of the Proceedings, but excluding any loss which Gascor has suffered as a result of any Buyer's right to damages under any of the Relevant Agreements.

          (c) Gascor may only retain the right to commence and assume the conduct of Proceedings in accordance with paragraph 3(b) if and for so long as Gascor is directly or indirectly owned or controlled by or on behalf of the State, a statutory authority or an instrumentality of the State.

          (d) If Gascor does not retain the right to commence and assume the conduct of Proceedings in accordance with paragraph 3(b), the Committee may decide, no later than 60 days after all the Retailers have received notice of the Seller's Default or alleged Seller's Default in accordance with paragraph 3(a), to commence


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


          Proceedings in the name of Gascor and assume conduct of the Proceedings. If the Committee assumes conduct of the Proceedings in accordance with this paragraph 3(d):

          (1) the Committee must assume the conduct of the defence of any counterclaim brought by a Seller or the Sellers against Gascor in connection with the Proceedings;

          (2) Gascor must, subject to the provisions of paragraph 1 of Part B of this Schedule and paragraph 3(d)(4), take such lawful action as the Committee may reasonably request in relation to the conduct of the Proceedings or any counterclaim referred to in paragraph 3(d)(1);

          (3) the Retailers whose Members have voted n favour of the Committee assuming the conduct of the Proceedings shall be entitled to any sums recovered (after deduction of any unpaid costs incurred by Gascor in connection with the Proceedings and any Tax payable by Gascor in respect of those sums) in such proportions as they may determine; and

          (4) the Retailers whose Members have voted in favour of the Committee assuming the conduct of the Proceedings must jointly and severally indemnify Gascor and keep Gascor indemnified from and against any claim, action, damage, loss, liability, cost, outgoing or payment which Gascor may pay, suffer or incur in respect of the Proceedings (including any judgment or order made in connection with them) or any counterclaim referred to in paragraph 3(d)(1) (including any judgment or order made in connection with the counterclaim) or any action which Gascor may take in accordance with paragraph 3(d)(2).

          (e) If the Committee cannot agree on whether or not to commence Proceedings or decides not to commence Proceedings, any Retailer or Retailers ("RELEVANT RETAILERS") may decide, no later than 80 days after all the Retailers have received notice of the Seller's Default or alleged Seller's Default in accordance with paragraph 3(a), to commence Proceedings in the name of Gascor and assume conduct of the Proceedings at their cost. If the Relevant Retailers assume conduct of the Proceedings in accordance with this paragraph 3(e):

          (1) the Relevant Retailers must assume the conduct of the defence of any counterclaim brought by a Seller or the Sellers against Gascor in connection with the Proceedings;

          (2) Gascor must, subject to the provisions of paragraph 1 of Part B of this Schedule and paragraph 3(e)(4), take such lawful action as the Relevant Retailers may reasonably request in relation to the conduct of the Proceedings or any counterclaim referred to in paragraph 3(e)(1);

          (3) the Relevant Retailers shall be entitled to any sums recovered (after deduction of any unpaid costs incurred by Gascor in connection with the Proceedings and any Tax payable by Gascor in respect of those sums) in such proportions as they may determine; and


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


          (4) the Relevant Retailers must jointly and severally indemnify Gascor and keep Gascor indemnified from and against any claim, action, damage, loss, liability, cost, outgoing or payment which Gascor may pay, suffer or incur in respect of the Proceedings (including any judgment or order made in connection with them) or any counterclaim referred to in paragraph 3(e)(1) (including any judgment or order made in connection with the counterclaim) or any action which Gascor may take in accordance with paragraph 3(e)(2).

          (f) If Gascor decides commence Proceedings, it must provide each Retailer on a commercial and confidential basis with all such information as the Retailer may reasonably request relating to the Proceedings and any counterclaim, including all pleadings, legal opinions, notices, correspondence and other communications.

          (g) If any Retailers or the Committee decide to commence Proceedings, each of the Relevant Retailers or each Retailer whose Member voted in favour of commencing Proceedings (as the case may be) must provide Gascor on a commercial and confidential basis with all such information as Gascor may reasonably request relating to the Proceedings and any counterclaim, including all pleadings, legal opinions, notices, correspondence and other communications.

          (h)       Neither Gascor, nor the Committee nor the Relevant
          Retailers (as the case may be) may settle or compromise the Proceedings or any counterclaim brought by the Sellers against Gascor without the consent of all the Retailers and Gascor (such consent not to be unreasonably withheld or delayed) if the terms of such settlement or compromise include any agreement to vary the terms of or terminate the Principal Contract.

          (i) Subject to paragraph 3(h), Gascor, the Committee or the Relevant Retailer (as the case may be) may decide to settle or compromise any Proceedings of which it or they have conduct on such terms as it or they think fit.


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                                     PART F

                        MANAGEMENT FEES AND COST RECOVERY

--------------------------------------------------------------------------------
1.        DEFINITIONS
--------------------------------------------------------------------------------

In this Part F, unless the context otherwise requires:

"DISPUTE RESOLUTION ACCOUNTANT" means a person appointed to resolve a dispute relating to an Operating Budget in accordance with paragraphs 3.1(e) to (l).

"EXCLUDED EXPENDITURE" means any costs or expenses incurred by or on behalf of Gascor in performing or carrying out the Excluded Functions.

"EXCLUDED FUNCTIONS" means any or all of the following function or activities performed or carried out by or on behalf of Gascor.

(a)       the management and administration of the Agency Agreements;

(b) the management and administration of any Measurement Services Agreement other than to the extent specified in paragraph (b) of the definition of Routine Functions; and

(c) any function or activity performed or carried on by Gascor which does not relate to the purchase, sale, supply or trade in gas.

"MEASUREMENT SERVICES AGREEMENT" means any agreement entered into between Gascor and a Transmission Company or any other person relating to the provision of measurement services in connection with the Principal Contract.

"MANAGEMENT FEE" means the management fee payable by a Buyer in respect of a Contract Year as determined in accordance with paragraphs 2(a), 3.2(a) or 5(b).

"NON-ROUTINE EXPENDITURE" means any costs or expenses incurred by or on behalf of Gascor other than Routine Expenditure and Excluded Expenditure.

"NON-ROUTINE FUNCTIONS" means any or all of the following functions or activities performed or carried on by or on behalf of Gascor:

(a) activities relating to the appointment and the functions of the Independent Assessor (as defined in the Principal Contract) under the Principal Contract;

(b) the negotiation of amendments to the Principal Contract or any Relevant Agreement.

(c) the resolution of disputes under the Principal Contract or any Relevant Agreement and the conduct of arbitration or expert determination proceedings under the Principal Contract or any Relevant Agreement;


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


(d) the conduct of any claim or litigation brought or commenced by any person (other than a claim by a Buyer under a Relevant Agreement or by a Seller under the Principal Contract);

(e)       the conduct of any price review under the Principal Contract;

(f) the administration of the provisions of Clauses 4.7 to 4.9 (inclusive) of the Principal Contract relating to reserves shortfalls and surpluses;

(g) any action which Gascor is required or decides to take as a result of or in connection with a force majeure event, an event of curtailment of supply or an emergency;

(h) the maintenance or upgrading of Gascor's electronic gas ordering and gas allocation systems;

(i) any other function or activity not expressly included as a Routine Function or an Excluded Function.

"OPERATING BUDGET" means an operating budget prepared by Gascor in accordance with paragraph 3.1(a) and which has been approved by the Committee or in respect of which the Dispute Resolution Accountant has given a determination.

"PROPORTIONATE SHARE" means, in relation to a Buyer:

          (a) in the case of Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the following proportions:

          Each Retailer  [THIS PARAGRAPH CONTAINS CONFIDENTIAL
          INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          RCo            [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH
          HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          provided that, if RCo does not exercise the Release Gas Option, RCo's proportion will be zero and each Retailer's proportion will be increased to one third;

          (b) in the case of each subsequent Contract Year, the following proportion:

          Each Retailer       [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION
                              WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH
                              THE SECURITIES AND EXCHANGE COMMISSION.]

          RCo [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED


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


                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION.]

"RESERVE FUND" means the reserve fund which Gascor is required to establish in accordance with paragraph 4(a).

"ROUTINE EXPENDITURE" means any costs or expenses incurred by or on behalf of Gascor in performing or carrying out any Routine Functions (including without limitation a reasonable allocation of overheads).

"ROUTINE FUNCTIONS" means any or all of the following functions or activities performed or carried on by or on behalf of Gascor:

(a) the management and administration of the Principal Contract in relation to matters which are, or are likely to be, of a recurring or routine nature (including without limitation the operation of Gascor's electronic gas ordering and gas allocation systems);

(b) the supervision of the performance by any Transmission Company or any other person of its obligations under a Measurement Services Agreement to provide statements of the quantity of Gas delivered to Gascor during any period;

(c) the management and administration of all billing and settlement functions relating to payments under this Agreement and the Sub-sales Agreements and which are, or likely to be, of a routine or recurring nature;

(d) day-to-day communication with the Sellers or the Sellers' Agent or the Buyers in relation to matter arising in connection with the Principal Contract or the Relevant Agreements which are, or are likely to be, of a recurring or routine nature;

(e) routine communications with any allocation agent appointed in respect of Longford under the MSO Rules;

(f)       the maintenance of accounting systems;

(g)       the preparation of management accounts and annual audited accounts;

(h) compliance with all regulatory, financial reporting and company secretarial requirements;

(i)       participation in meetings of the Committee; and

(j) the development and implementation of procedures for reporting to the Committee,

but excluding all Non-routine Functions and Excluded Functions.


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--------------------------------------------------------------------------------
2.        RECOVERY OF ROUTINE EXPENDITURE PRIOR TO 1 JANUARY 2002
--------------------------------------------------------------------------------

          (a) Each Buyer must pay Gascor, in accordance with Clause 8 of its Sub-sales Agreement, a management fee for each Month from and including the Month in which the First Contestability Date falls to and including December 2001 as determined in accordance with Clause
          5.2 of its Sub-sales Agreement.

          (b) Subject to any other provision of this Agreement to the contrary, no Buyer is obliged to fund or reimburse any Routine Expenditure incurred by Gascor in the period ending 31 December 2001 other than by way of payment of management fees in accordance with paragraph 2(a).

--------------------------------------------------------------------------------
3.        RECOVERY OF ROUTINE EXPENDITURE ON OR AFTER 1 JANUARY 2002
--------------------------------------------------------------------------------

3.1       DETERMINATION OF OPERATING BUDGETS

          (a) Subject to paragraph 5, not later than 31 October in each Contract Year commencing on or after 1 January 2001, Gascor must prepare and submit to the Committee for review an operating budget for the following Contract Year and each Month in that Contract Year.

          (b) Each Operating Budget must be prepared in accordance with generally accepted accounting principles in Australia and contain:

          (1) Gascor's best estimate of the Routine Expenditure which Gascor will, or is likely to, incur in the Contract Year for which the Operating Budget is prepared and each Month in that Contract Year; and

          (2) such contribution to the Reserve Fund (if any) as the Buyers may agree.

          (c) For the purposes of preparing an Operating Budget, Gascor must not include a profit margin.

          (d) The Retailers must ensure that their respective Members use their reasonable endeavours to review and agree each Operating Budget submitted by Gascor by no later than 30 November in the Contract Year in which the Operating Budget is submitted.

          (e) If the Committee has not approved the Operating Budget submitted by Gascor in respect of a Contract Year on or before 30 November in the preceding Contract Year, any Party may refer the matter in dispute for determination by the Dispute Resolution Accountant in accordance with the provisions of paragraphs 3.1(f) to
          (l).


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


          (f) A Party wishing to appoint a Dispute Resolution Accountant must give notice to that effect to the other Parties, giving details of the matter which is proposed to be resolved.

          (g) The Parties must meet within 5 Working Days of the giving of a notice in accordance with paragraph 3.1(f) to agree upon the appointment of the Dispute Resolution Accountant. If the Parties fail to agree upon the appointment of the Dispute Resolution Accountant at that meeting, any Party may request the President of the Institute of Chartered Accountants in Australia to appoint a Dispute Resolution Accountant, and that appointment will be final and binding on the Parties.

          (h) The Dispute Resolution Accountant must be a member of the Institute of Chartered Accountants in Australia or the Australian Society of Certified Practising Accountants.

          (i) A person may not be appointed, or remain, as the Dispute Resolution Accountant if at the time of the appointment, or at any time before that person gives his or her determination, that person has had or may have some interest or duty which conflicts or may conflict with his or her functions under such appointment, provided that this paragraph 3.1(i) shall not prevent Gascor's auditors being appointed or remaining as the Dispute Resolution Accountant.

          (j) The Dispute Resolution Accountant who is appointed pursuant to paragraph 3.1(g) must be instructed by the person who appointed him or her to resolve the dispute referred to him or her and to make such amendments to the Operating Budget which is the subject of dispute as may be necessary to give effect to his or her determination.

          (k) The Dispute Resolution Accountant will be deemed not to be an arbitrator, but shall render his or her decision as an expert and his or determination will be final and binding on the Parties in the absence of fraud or manifest error. The Commercial Arbitration Act 1984 will not apply to the Dispute Resolution Accountant or his or her determination or the procedure by which the Dispute Resolution Accountant reaches his or her determination.

          (l) The costs and expenses of the Dispute Resolution Accountant must be paid by the Parties in such proportions as the Dispute Resolution Accountant thinks fit.

3.2       CALCULATION AND PAYMENT OF MANAGEMENT FEE

          (a) Subject to paragraph 5, for each Contract Year commencing on or after 1 January 2002, each Buyer must pay Gascor a management fee equal to:

          (1) its [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the estimated [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year as specified in the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS

                    BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year; and

          (2) its [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the required contribution (if any) to the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] for that Contract Year as agreed by the Buyers.

          (b) Each Buyer's Management Fee shall be payable in arrears in twelve equal monthly instalments in accordance with Clause 8 of its Sub-sales Agreement.

3.3       BUDGET AMENDMENTS

          (a) Gascor may at any time submit to the Committee a proposal in writing to amend the Operating Budget for a Contract Year, which proposal must include full supporting details of the amendments.

          (b) The Committee must approve or reject a proposed amendment to an Operating Budget within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Working Days after the submission of the proposal.

          (c) If the Committee approves an amendment to an Operating Budget, each Buyer's Management Fee for the relevant Contract Year shall be adjusted to take account of the amended Operating Budget with effect from the date on which the amendment is approved and the remaining monthly instalments payable in respect of each Buyer's Management Fee will be adjusted as appropriate.

--------------------------------------------------------------------------------
4.        RESERVE FUND
--------------------------------------------------------------------------------

          (a) Gascor must establish a reserve fund out of which Non-routine Expenditure may be paid.

          (b) Gascor must credit the following amounts received from each Retailer and, if the Release Gas Option is exercised, RCo by way of Management Fees in the period ending [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] to the Reserve Fund:

                         YEAR ENDING 31     YEAR ENDING 31       YEAR ENDING 31
                         DECEMBER 1999*     DECEMBER 2000*       DECEMBER 2001*

          Each Retailer

          RCo

                       ------------------- ------------------ ------------------

          Total

                       =================== ================== ==================

*[THESE COLUMNS CONTAIN CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          (c) The Buyers may agree to make contributions, or increase their contributions, to the Reserve Fund in any Contract Year commencing on or after 1 January 2002, in which case such contributions will be taken into account in determining the Operating Budget and each Buyer's Management Fee for that Contract Year.

          (d) Gascor must credit to the Reserve Fund a proportion of any payment received from a Buyer on account of the Management Fee payable by that Buyer in a Contract Year equal to the proportion which the total contribution which that Buyer is required to make to the Reserve Fund in that Contract Year bears to the total amount of the Management Fee payable by that Buyer in respect of that Contract Year.

          (e) Any interest accruing to the Reserve Fund shall be credited to, and form part of, the Reserve Fund.

          (f) Gascor may at any time apply the balance standing to the credit of the Reserve Fund in or towards payment of any Non-routine Expenditure, provided that the amount so applied in relation to any single matter must not exceed $25,000.

          (g) Subject to paragraph 4(f), Gascor must not apply the Reserve Fund in or towards payment of any costs, expenses or other liabilities without the prior approval of the Committee.

          (h) Without derogating from the provisions of paragraph 1 of Part B of this Schedule 1, no Buyer or Buyers may require Gascor to incur any Non-routine Expenditure unless and until the Committee and Gascor have agreed the basis upon which such expenditure will be funded and, if such expenditure is to be funded by the Buyers, the proportion in which such funding is to be made available by each Buyer.

--------------------------------------------------------------------------------
5. RECOVERY OF EXPENDITURE ON OR AFTER 1 JANUARY 2002 WHERE GASCOR REMAINS OWNED BY THE STATE
--------------------------------------------------------------------------------

          (a) Sections 3 and 4 of this Part F will not apply if and for so long as Gascor remains in State Ownership.

          (b) If and for so long as Gascor remains in State Ownership after the expiry of the Contract Year ending on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], each Buyer must pay Gascor in accordance with Clauses 5.2(b) and 8 of its Sub-sales Agreement, a Monthly management fee determined in accordance with this paragraph 5.

          (c) For each Month ("MONTHM") commencing on or after 1 January 2002, each Buyer must pay a Management Fee calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          MF is the amount of the Management Fee which a Buyer is required to pay in respect of MonthM;

          A         is, subject to paragraph 5(g), [THIS PARAGRAPH CONTAINS
          CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

          AQi is that Buyer's AQ for that Contract Year (as determined at the start of MonthM); and

   (SIGMA)AQi       is the sum of all Buyer's AQs for that Contract Year (as
                    determined at the start of MonthM).

          (d) If the aggregate amount of Management Fees payable by a Buyer in respect of any Contract Year, as determined in accordance with paragraphs 5(b) and (c) ("TOTAL ANNUAL CHARGE"), is more than the Maximum Annual Fee for that Buyer for that Contract Year (as determined in accordance with paragraphs 5(e) and (f), Gascor must pay that Buyer, by way of reimbursement of management fees, an amount equal to the Total Annual Charge less the Maximum Annual Fee for that Contract Year. Any such amount will be included in the Monthly Statement (as defined in that Buyer's Sub-sales Agreement) for March of the following Contract Year.

          (e) For the purposes of paragraph 5(d), the "MAXIMUM ANNUAL FEE" for a Contract Year means, in relation to a Buyer, the amount calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          MAF is the Maximum Annual Fee for that Contract Year for that Buyer;

          B is the aggregate amount of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] incurred by [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in that Contract Year as certified by Gascor's Accountants;

          AQi is that Buyer's AQ for that Contract Year (as determined at the start of that Contract Year); and

   (SIGMA)AQi       is the sum of all Buyers' AQs for that Contract Year (as
                    determined at the start of that Contract Year).

          (f) For the purposes of paragraphs (d) and (e), Gascor must procure that Gascor's Accountants certify the aggregate amount of the Routine Expenditure and the Non-Routine Expenditure incurred by Gascor in a Contract Year by no later than 28 February in the following Contract Year.

          (g) The amount referred to in variable A in paragraph 5(c) will be adjusted at the start of each Contract Year ("CURRENT CONTRACT YEAR") as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          CY is the amount referred to in variable A in paragraph 5(d) or the amount referred to in variable B in paragraph 5(f) (as the case may be) as adjusted for the current Contract Year.

          PY is the amount referred to in variable A in paragraph 5(d) or the amount referred to in variable B in paragraph 5(f) (as the case may be);

          CPI(t-i) is the CPI for the quarter ended on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the year immediately preceding the current Contract Year; and

          CPIb is the base CPI, being [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (the CPI for the quarter ended [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]).

          (h) If Gascor ceases to be in State Ownership at any time during a Contract Year commencing on or after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], sections 3 and 4 of this Part F will immediately apply, save that Gascor must prepare and submit an Operating Budget for the remaining part of that Contract Year in accordance with paragraph 3.1(a) as soon as reasonably practicable after Gascor ceases to be in State Owneship.

          (i) For the purposes of this section 5, Gascor is, or remains, in "STATE OWNERSHIP" if the shares in Gascor are directly or indirectly legally and beneficially owned by or on behalf of the State or a statutory authority or instrumentality of the State.

          (j) For the avoidance of doubt, the obligation on each Retailer to pay Gascor a Management Fee in accordance with this section 5 is in addition to, and does not limit, the obligation of that Retailer to indemnify Gascor in respect of action which the Committee requires Gascor to take in accordance with paragraph 1(b)(3) of Part B of this Schedule.

                                   SCHEDULE 2

                ALLOCATION OF GASCOR'S DELIVERED QUANTITY OF GAS

--------------------------------------------------------------------------------
1.        PART 1 - GENERAL
--------------------------------------------------------------------------------

1.1 This Schedule contains the processes and mechanisms ("GAS ALLOCATION MECHANISMS") which are to apply for the purpose of allocating the quantity of Gas which the Sellers deliver to Gascor on a Day ("TOTAL DAILY DELIVERED QUANTITY") amongst the Relevant Purchasers.

1.2 Any Party may notify the other Parties that it seeks a review of the Gas Allocation Mechanisms if it considers that they are not producing results consistent with the principles in Part 2 of this Schedule.

1.3 If a Party gives such a notice the Parties must meet within 30 days to seek to agree necessary amendments to this Schedule to give effect to the principles in Part 2 of this Schedule.

1.4 If the Parties do not agree amendments within 60 days of a notice being given under paragraph 1.3, any Party may refer the matter to an Expert at its own cost.

1.5 This Schedule will be deemed to be amended (as agreed or determined) with effect from the date of such agreement or determination. However, this paragraph does not prevent a retrospective amendment if all of the Parties agree to the amendment having retrospective effect.

1.6 Without prejudice to paragraphs 1.2 to 1.5 (inclusive) if the Sellers or Gascor (at the direction of the Committee) seek to agree an alternative method of measuring and determining the quantities of Gas delivered at the Point of Delivery for Gascor and other users in accordance with paragraph 4(e) of Schedule 8 of the Principal Contract, the Parties must review the Gas Allocation Mechanisms with a view to ensuring that, having regard to any such proposed alternative method, they continue to give effect to the principles in Part 2 of this Schedule.

1.7 For the purposes of this Schedule 2 only, a Daily Nomination or a Nomination means, in relation to a Relevant Purchaser, a Daily Nomination or a Nomination which has been given, or which has been deemed to have been given, to Gascor by that Relevant Purchaser (in the case of a Buyer, in accordance with the terms of that Buyer's Sub-sales Agreement, Agency Agreement or Clause 7.3, or, in the case of a Release Gas Purchaser, in accordance with the terms of its Release Gas Contract), irrespective of whether Gascor submits a corresponding nomination to the Sellers under the Principal Contract.

1.8 For the purposes of this Schedule 2, if a Relevant Purchaser nominates for delivery on a Day a quantity of Gas which exceeds the MDQ of that

          Relevant Purchaser on that Day, that Relevant Purchaser will be deemed to have nominated a quantity equal to that MDQ.

1.9 FOR THE PURPOSE OF CLAUSE 7.1(A), IF RCO DOES NOT GIVE A NOMINATION FOR A DAY, THE QUANTITY OF GAS MADE AVAILABLE FOR DELIVERY BY GASCOR TO, AND TAKEN BY, RCO ON THAT DAY IS EQUAL TO THE TOTAL QUANTITY OF GAS ALLOCATED TO ALL RELEASE GAS PURCHASERS ON THAT DAY IN ACCORDANCE WITH THIS SCHEDULE 2.

--------------------------------------------------------------------------------
2.        PART 2 - SUB-ALLOCATION PRINCIPLES
--------------------------------------------------------------------------------

The Parties agree to the following allocation principles:

2.1 the allocation process should minimise each Relevant Purchaser's allocation risk, that is the difference between a Relevant Purchaser's last Nomination for a Day and the quantity of Gas which is allocated to it in respect of that Day in accordance with this Schedule;

2.2 the allocation process should allocate 100% of the Total Daily Delivered Quantity amongst all Relevant Purchasers;

2.3 unless the Total Daily Delivered Quantity exceeds the total of all Relevant Purchasers' MDQs, the allocation process should not allocate to any Relevant Purchaser more than its MDQ;

2.4 the allocation process should be consistent with, and take into account, the order of allocation contained in Clause 11.1 of the Principal Contract (Curtailment) when the Day is a Curtailment Day; and

2.5 no Relevant Purchaser should be treated less favourably than any other Relevant Purchaser or, as between the Relevant Purchasers, discriminated against.

--------------------------------------------------------------------------------
3.        PART 3 - UNDER DELIVERY WITH RESPECT TO DAILY AND LAST NOMINATIONS
--------------------------------------------------------------------------------

3.1 If the Total Daily Delivered Quantity on a Day is less than the sum of all Relevant Purchasers' Daily Nominations for that Day and is also less than the sum of the all Relevant Purchasers' last Nominations for that Day, then the quantity of Gas allocated to each Relevant Purchaser on that Day (other than if that Day is a Curtailment Day, in which case Part 7 of this Schedule applies) will be calculated as follows:

                    (a) For each Relevant Purchaser, the quantity LOi will be determined as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    Fi is that Relevant Purchaser's Daily Nomination for the Day; and

                    Ni is that Relevant Purchaser's last Nomination for the Day.

                    (b) If the Total Daily Delivered Quantity exceeds or is equal to the aggregate quantity of all Relevant Purchasers' LOi, then each Relevant Purchaser's Daily Delivered Quantity will be determined in accordance with
                    Part 4 of this Schedule.

                    (c) If the Total Daily Delivered Quantity is less than the aggregate quantity of all Relevant Purchasers' LOi, then each Relevant Purchaser will be allocated the following quantity:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED separately WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    SAi       is the allocated quantity for a Relevant
                              Purchaser;

                    DQ        is the Total Daily Delivered Quantity;

                    LOi       is LOi for that Relevant Purchaser;

             (SIGMA)LOi       is the sum of LOi for all Relevant Purchasers.

--------------------------------------------------------------------------------
4.        PART 4 - UNDER DELIVERIES WITH RESPECT TO LAST NOMINATIONS
--------------------------------------------------------------------------------

4.1 If the Total Daily Delivered Quantity on a Day is less than the sum of all Relevant Purchasers' last Nominations for that Day, then the quantity of Gas allocated to each Relevant Purchaser on that Day (other than if that Day is a Curtailment Day, in which case Part 7 of this Schedule applies) will be calculated as follows:

                    (a) For each Relevant Purchaser, the quantity LOi will be determined as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    Fi is that Relevant Purchaser's Daily Nomination for the Day;

                    Ni is that Relevant Purchaser's last Nomination for the Day.

                    If the Total Daily Delivered Quantity is less than the sum of LOi for all Relevant Purchasers, then paragraphs 4.1(c) to (d) shall not apply and each Relevant Purchaser's Daily Delivered Quantity will be determined in accordance with
                    Part 3.

                    (b) If the Total Daily Delivered Quantity is equal to or exceeds the sum of LOi for all Relevant Purchasers, then each Relevant Purchaser will be allocated first the quantity LOi under this Part 4. For a Relevant Purchaser whose LOi is equal to Ni no further quantity of Gas will be allocated to that Relevant Purchaser under this Part 4.

                    (c) The remainder of the Total Daily Delivered Quantity after the application of paragraph 4.1(b) shall be allocated to each Relevant Purchaser who has not yet been allocated a quantity equal to its last Nomination for the Day as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FQi is the additional quantity of Gas allocated to a Relevant Purchaser whose last Nomination for the Day exceeded its Daily Nomination for the Day;

                    RQ is the remainder of the Total Daily Delivered Quantity not yet allocated after the application of paragraph 4.1(b);

                    Fi is that Relevant Purchaser's Daily Nomination for the Day; and

             (SIGMA)Fi        is the aggregate of the Daily Nominations for the
                              Day of all Relevant Purchasers who have not yet been allocated a quantity of Gas equal to their respective last Nominations for the Day under paragraph 4.1(b);

                    Ni is that Relevant Purchaser's last Nomination for the Day,

                    provided that if the aggregate of the Daily Nominations for the Day of all Relevant Purchasers who have not yet been allocated a quantity of Gas equal to their respective last Nominations for the Day under paragraph 4.1(b) is equal to zero, then this paragraph 4.1(c) shall not apply and the remainder of the Total Daily Delivered Quantity after the application of paragraph 4.1(b) shall be allocated in accordance with paragraph 4.1(d).

                    (d) The remainder of the Total Daily Delivered Quantity after the application of paragraphs 4.1(b) and (c) shall be allocated to all Relevant Purchasers who have not yet been allocated a quantity of Gas equal to their respective last Nominations for the Day calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FFQi is the additional quantity of Gas allocated to a Relevant Purchaser under this paragraph;

                    RRQ is the remainder of the Total Daily Delivered Quantity not yet allocated after the application of paragraphs 4.1(a), (b) and (c);

                    Ni is that Relevant Purchaser's last Nomination for the Day;

                    PAi is the total quantity of gas allocated to that Relevant Purchaser under paragraphs 4.1(a), (b) and (c); and

            (SIGMA)(Ni - PAi) is the sum of the quantity (Ni - PAI) for all Relevant Purchasers who have not yet been allocated a quantity of Gas equal to their respective last Nominations for the Day under paragraphs 4.1(a), (b) and (c).

--------------------------------------------------------------------------------
5.        PART 5 - OVER DELIVERIES WITH RESPECT TO LAST NOMINATIONS
--------------------------------------------------------------------------------

5.1 If the Total Daily Delivered Quantity on a Day exceeds the sum of all Relevant Purchasers' last Nominations for that Day, then the quantity of Gas allocated to each Relevant Purchaser on that Day (other than if that Day is a Curtailment Day, in which case Part 7 of this Schedule applies) will be calculated as follows:

                    (a) Each Relevant Purchaser will be allocated first the quantity Ni being the last Nomination for the Day, subject to a maximum of that Relevant Purchaser's MDQ for that Day.

                    (b)       For each Relevant Purchaser whose last
                    Nomination is less than its Daily Nomination for the Day, the quantity (Fi - Ni) shall be calculated, where Fi is that Relevant Purchaser's Daily Nomination for the Day.

                    (c) If the remainder of the Total Daily Delivered Quantity after the application of paragraph 5.1(a) is less than or equal to the aggregate of the quantities (Fi - Ni) for all Relevant Purchasers whose last Nominations for the Day were less than their respective Daily Nominations for the Day, each such Relevant Purchaser will be allocated an additional quantity of Gas as follows (and paragraph 5.1(d) shall not apply:

                    Where:


                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    FQi is the additional quantity of Gas allocated to a Relevant Purchaser whose last Nomination for the Day is less than that Relevant Purchaser's Daily Nomination for the Day;

                    RQ is the remainder of the Total Daily Delivered Quantity not yet allocated after the application of paragraph 5.1(a);

                    Fi is that Relevant Purchaser's Daily Nomination for the Day;

                    Ni is that Relevant Purchaser's last Nomination for the Day;

             (SIGMA)(Fi - Ni) is the aggregate of the quantity (Fi - Ni)
                              for all Relevant Purchasers whose last Nominations for the Day are less than their respective Daily Nominations for the Day; and

                    MDQi      is the MDQ of that Relevant Purchaser.

                    (d) If the remainder of the Total Daily Delivered Quantity after the application of paragraph 5.1(a) is greater than the aggregate of the quantities determined in paragraph 5.1(b) for Relevant Purchasers whose last Nominations for the Day were less than their respective Daily Nominations for the Day, then each such Relevant Purchaser will be allocated an additional quantity of Gas equal to the quantity [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] as calculated under paragraph 5.1(b) and paragraph 5.1(c) will not apply.

                    (e) If the remainder of the Total Daily Delivered Quantity after the application of paragraphs 5.1(a), (c) or
                    (d) is greater than zero, then each Relevant Purchaser shall be allocated an additional quantity of Gas determined as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FFQi is the additional quantity allocated to a Relevant Purchaser under this paragraph 5.1(e);

                    RRQ is the remainder of the Total Daily Delivered Quantity not yet allocated after the application of paragraphs 5.1(a), (c) or (d) (whichever is applicable);

                    Ni is that Relevant Purchaser's last Nomination for the Day;

             (SIGMA)Ni        is the aggregate of all Relevant Purchasers' last
                              Nominations for the Day;

                    FQi is the additional quantity allocated to that Relevant Purchaser under paragraph 5.1(c) or (d) (whichever is applicable); and

                    MDQi      is that Relevant Purchaser's MDQ for the Day,

                    provided that if (SIGMA)Ni is zero, then FFQi is zero

          (f) If the remainder of the Total Daily Delivered Quantity after the application of paragraphs 5.1(a), (c) or (d) (whichever is applicable) and (e) ("REMAINING QUANTITY") is greater than zero, then each Relevant Purchaser which has not yet been allocated a quantity of Gas equal to their MDQ for the Day shall be allocated an additional quantity of Gas determined as follows:

          (1) If the Remaining Quantity exceeds the sum of such Relevant Purchasers' MDQs less the total quantity of Gas allocated to all such Relevant Purchasers for the Day prior to the application of this paragraph 5.1(f), then each such Relevant Purchaser will be allocated an additional quantity equal to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; or

          (2) if the Remaining Quantity is less than the sum of such Relevant Purchasers' MDQs less the total quantity of Gas allocated to all such Relevant Purchasers prior to the application of this paragraph 5.1(f), then each such Relevant Purchaser will be allocated an additional quantity calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FEQi is the additional quantity of Gas allocated to a Relevant Purchaser;

                    REQ       is the Remaining Quantity;

                    MDQi      is that Relevant Purchaser's MDQ;

                    PAi is the quantity of Gas allocated to that Relevant Purchaser after the application of paragraphs 5.1(a), (c) or (d) (whichever is applicable) and
                              (e); and

           (SIGMA)(MDQi - PA) is the aggregate quantity (MDQi - PA) for all such Relevant Purchasers.

          (g) If the remainder of the Total Daily Delivered Quantity after the application of paragraphs 5.1(a), (c) or (d) (whichever is applicable), (e) and (f) is greater than zero, then each Relevant Purchaser shall be allocated an additional quantity of Gas determined as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FRQi is the additional quantity allocated to a Relevant Purchaser under this paragraph 5.1(g);

                    FRQ is the remainder of the Total Daily Delivered Quantity not yet allocated after the application of paragraphs 5.1(a), (c) or (d) (whichever is applicable), (e) and (f);

                    Ni is that Relevant Purchaser's last Nomination for the Day;

             (SIGMA)Ni        is the aggregate of all Relevant Purchasers'
                              respective last Nominations for the Day;

                    provided that if (SIGMA)Ni is zero, then:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    MDQ       is that Relevant Purchaser's MDQ; and

             (SIGMA)MDQi      is the sum of the MDQs of all Relevant
                              Purchasers.

--------------------------------------------------------------------------------
6.        PART 6 - NO UNDER OR OVER DELIERY
--------------------------------------------------------------------------------

If the Total Daily Delivered Quantity on a Day is equal to the sum of the last Nominations of all Relevant Purchasers on that Day, each Relevant Purchaser will be allocated a quantity of Gas on that Day equal to its last Nomination.

--------------------------------------------------------------------------------
7.        PART 7 - ALLOCATION IN THE EVENT OF A CURTAILMENT DAY
--------------------------------------------------------------------------------

7.1 If a Day is a Curtailment Day, then the quantity of Gas allocated to each Relevant Purchaser on that day will be calculated as follows:

                    (a) For the purpose of this Part 7, DMi means, in relation to a Relevant Purchaser, the Gas requirements directly or indirectly supplied by that Relevant Purchaser of D Market Consumers for that Curtailment Day not otherwise able to be met by that Relevant Purchaser.

                    (b) If the Total Daily Delivered Quantity is less than the sum of all Relevant Purchasers' DMi on a Curtailment Day, then each Relevant Purchaser will be allocated the following quantity of Gas (and the following provisions of this Part 7 shall not apply):

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    SAi       is the allocated quantity for a Relevant
                              Purchaser;

                    DQ        is the Total Daily Delivered Quantity;

                    DMi       is the DMi for that Relevant Purchaser; and

             (SIGMA)DMi       is the sum of DMi for all Relevant Purchasers.

                    (c) If the Total Daily Delivered Quantity is equal to or exceeds the sum of all Relevant Purchasers' DMi, then each Relevant Purchaser will be first allocated a quantity of Gas equal to that Relevant Purchaser's DMi.

                    (d) If the remainder of the Total Daily Delivered Quantity after the application of paragraph 7.1(c) is greater than zero then a further quantity of Gas will be allocated to each Relevant Purchaser who has not yet been allocated a quantity equal to their last Nomination for the Day, calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    FQi is the further quantity to be allocated to each Relevant Purchaser in addition to that allocated under paragraph 7.1(c);

                    RQ is the balance of the Total Daily Delivered Quantity not yet allocated after the application of paragraph 7.1(c);

                    LDi is the lesser of (Fi - DMi) or (Ni - DMi), subject to a minimum value of zero, where:

                              Fi        is that Relevant Purchaser's Daily
                                        Nomination for the Day; and

                              Ni        is that Relevant Purchaser's last
                                        Nomination for the Day; and

             (SIGMA)LDi       is the sum of LDi for all Relevant Purchasers.

                    provided that:

                    (1)       if (SIGMA)LDi is zero, then

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              Fi        is that Relevant Purchaser's Daily
                                        Nomination for that Day; and

                       (SIGMA)Fi        is the sum of all Relevant Purchaser's
                                        Daily Nomination for that Day; and

                    (2)       if (SIGMA)Fi is zero then

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              MDQi      is that Relevant Purchaser's MDQ; and

                    (SIGMA)(MDQi - DMi) is the sum of the quantity
                                        (MDQi - DMi) for all Relevant
                                        Purchasers.

--------------------------------------------------------------------------------
8.        PART 8 - ALLOCATION FOR SELLERS' OWN USE
--------------------------------------------------------------------------------

8.1 The Parties acknowledge that Kinetik Energy Pty Ltd ACN 079 089 188 ("KINETIK") has entered into a deed ("TRANSPORTATION DEED") with the Sellers pursuant to which Kinetik may be required to arrange for the transportation of Gas from the Point of Delivery to the SOU Customers and assume certain market risks if the quantity of gas delivered at the Point of Delivery on a Day for the SOU Customers ("SOU INPUT") is more or less than the quantity of gas withdrawn by the SOU Customers on that Day at their respective points to offtake ("SOU OFFTAKE").

8.2 The Parties acknowledge that the effect of the current methodology for determining the quantity of Gas delivered to Gascor under the Principal Contract (as set out in paragraph 4 of Schedule 8 of the Principal Contract) and the application of this Schedule 2 is that, as at the date of this Agreement, the Buyers together share the risk which results from the Sellers' delivering at the Point of Delivery on a Day for the SOU Customers a quantity of Gas which is more or less than the quantity of Gas withdrawn by the SOU Customers on that Day and that it is their intent that, if and for so long as Kinetik arranges for the transportation of Gas to the SOU Customers under the Transportation Deed, this imbalance risk should be assumed by Kinetik.

8.3 The Parties therefore agree that, if and for so long as Kinetik arranges for the transportation of Gas under the Transportation Deed:

                    (a) If the SOU Input on a Day, as determined in accordance with the Transportation Deed, exceeds the SOU Offtake on that Day, Kinetik should be allocated, in priority to the other Buyers, under the Gas Allocation Mechanisms an additional quantity of Gas equal to the SOU Input on that Day less the SOU Offtake on that Day; and

                    (b) if the SOU Input on a Day is less than the SOU Offtake on that Day, Kinetik's allocation of Gas under the Gas Allocation Mechanism should be reduced by a quantity equal to the SOU Offtake on that Day less the SOU Input on that Day.

8.4 The Parties acknowledge and agree that John Trowbridge Consulting Pty Ltd ("TROWBRIDGE") has been and shall continue to be appointed to determine such amendments to Parts 3 to 7 of this Schedule and to the Relevant Agreements as are necessary to give effect to paragraph 8.3 and the intent of the Parties as described in paragraph 8.2. Trowbridge will be deemed not to be an arbitrator, but shall render its decision as an expert and its decision will be final and binding on the Parties in the absence of fraud or manifest error. The costs and expenses of Trowbridge will be apportioned between the Parties in such proportions as Trowbridge, in the circumstances, considers proper.

8.5 The Parties must do all things and execute such documents as Trowbridge may consider necessary or desirable to give effect to its decision.

8.6 The Parties (other than Kinetik) acknowledge that the terms of the Transportation Deed are confidential to Kinetik and the Sellers and that Kinetik is not required to disclose information relating to the Transportation Deed to the Parties (other than to Gascor and to Trowbridge to the extent necessary for the purposes of this Schedule
          2).

                                   SCHEDULE 3

                ECOGEN MDQ REDUCTION AND MAXIMUM ANNUAL QUANTITY

                          PART 1 - ECOGEN MDQ REDUCTION

     COLUMN 1          COLUMN 2*           COLUMN 1           COLUMN 2*
    ECOGEN MDQ    TOTAL MDQ REDUCTION     ECOGEN MDQ     TOTAL MDQ REDUCTION
 REDUCTION MONTH                       REDUCTION MONTH
1998:     July                        2002:    January
          August                               February
          September                            March
          October                              April
          November                             May
          December                             June
                                               July
1999:     January                              August
          February                             September
          March                                October
          April                                November
          May                                  December
          June
          July                        2003:    January
          August                               February
          September                            March
          October                              April
          November                             May
          December                             June
                                               July
2000:     January                              August
          February                             September
          March                                October
          April                                November
          May                                  December
          June
          July
          August
          September
          October
          November
          December

2001:     January
          February
          March
          April
          May
          June
          July
          August
          September
          October
          November
          December
*[THESE COLUMNS CONTAIN CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                     PART 2 - ECOGEN MAXIMUM ANNUAL QUANTITY

                  COLUMN 1                                   COLUMN 2

               CONTRACT YEAR                      MAXIMUM ANNUAL QUANTITY (PJ)*

                   1998

                   1999

                   2000

                   2001

                   2002

                   2003

*[THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                   SCHEDULE 4

                                       AMQ

The provisions of this Schedule 4 will apply for the purposes of determining each Buyer's Annual Excess or Annual Shortfall for a Contract Year.

1. "AMQ" means, in relation to a Buyer, that Buyer's AQ for a Contract Year (or, if more than one AQ applies during a Contract Year under that Buyer's Sub-sales Agreement, the weighted average of those AQs in proportion to the number of Days each was applicable during that Contract Year) multiplied by [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and then reduced by the aggregate of:

                    (a) in the case of a Retailer, that Retailer's Sellers' Sales Allocation for that Contract Year;

                    (b) the aggregate quantity of reductions required in respect of Off Specification Gas calculated in respect of that Buyer for that Contract Year pursuant to Clause 9 of this Agreement;

                    (c) the quantity of Buyer's Undelivered Gas calculated in respect of that Buyer for that Contract Year; and

                    (d) where any quantity of Gas was not delivered to or taken by that Buyer during that Contract Year during one or more Force Majeure Periods, the quantity calculated as follows:

                    (1) in respect of each Force Majeure Period lasting 30 Days or less:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              Ri        is the amount of the reduction;

                              GR is the amount of the reduction in the Annual Minimum Quantity in respect of that Force Majeure Period as calculated pursuant to paragraph (d)(i) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

                              PDi is one-seventh of the aggregate quantity of Gas delivered to that Buyer on the [THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Performance Days most closely preceding the Force Majeure Period, excluding, in the case of RCo, a quantity equal to the quantity of Gas delivered by RCo to Ecogen on such Performance Days;

                              FM is the number of whole and part Days during the Force Majeure Period;

                              DGi is the quantity of Gas delivered to that Buyer in the Force Majeure Period excluding, in the case of RCo, a quantity equal to the quantity of Gas delivered to RCo to Ecogen in that period.

                       (SIGMA)PDi       is one-seventh of the aggregate quantity
                                        of Gas delivered to all Buyers on the
                                        [THIS COLUMN CONTAINS CONFIDENTIAL
                                        INFORMATION WHICH HAS BEEN OMITTED, BUT
                                        FILED SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION.] Performance Days
                                        most closely preceding the Force Majeure
                                        Period, excluding, in the case of RCo, a quantity equal to the quantity of Gas delivered by RCo to Ecogen on such Performance Days; and

                       (SIGMA)DGi       is the aggregate quantity of Gas
                                        delivered to all Buyers in the Force
                                        Majeure Period, excluding, in the case
                                        of RCo, a quantity equal to the quantity of Gas delivered by RCo to Ecogen in that period,

                              provided that if, in relation to a Buyer, (PDi x
                              FM) - DGi, is less than zero, it shall be deemed to be zero and there shall be deducted from the quantity (SIGMA)DGi a quantity equal to the amount by which (PDi X FM) - DGI is less than zero;

                    (2) in respect of each Force Majeure Period lasting longer than 30 Days:

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              Ri        is the amount of the reduction;

                              GR is the amount of the reduction in the Annual Minimum Quantity in respect of that Force Majeure Period as calculated pursuant to paragraph (d)(ii) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

                              CPi is the quantity of Gas deemed to have been delivered to that Buyer in the Comparative Force Majeure Period as calculated in accordance with paragraph 2;

                              DGi is the quantity of Gas delivered to that Buyer in the Force Majeure Period, excluding, in the case of RCo, a quantity equal to the quantity of Gas delivered by RCo to Ecogen in that period;

                       (SIGMA)CPi       is the aggregate quantity of Gas deemed
                                        to have been delivered to all Buyers in
                                        the Comparative Force Majeure Period as
                                        calculated in accordance with paragraph
                                        2; and

                       (SIGMA)DGi       is the aggregate quantity of Gas
                                        delivered to all Buyers in the Force
                                        Majeure Period, excluding, in the case
                                        of RCo, a quantity equal to the quantity of Gas delivered by RCo to Ecogen in that period,

                              provided that if, in relation to a Buyer, (CPi -
                              DPi) is less than zero, it shall be deemed to be zero and there shall be deducted from the quantity (SIGMA)DGi a quantity equal to the amount by which (CPi - DGi) is less than zero.

2. For the purposes of paragraph 1(d)(2), CPi is, subject to paragraph 4, determined in accordance with this paragraph 2:

          (a) if the Force Majeure Period occurs in [THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], CPi is the quantity of Gas deemed to have been delivered to a Retailer in the Comparative Force Majeure Period (as defined in paragraph 5) calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    GQ is the quantity of Gas delivered by the Sellers to Gascor in the Comparative Force Majeure Period, being the quantity Cpi calculated in respect of that Comparative Force Majeure Period in accordance with paragraph (d)(ii) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract; and

                    Pi        is:

                              (1)       in the case of Energy 21 Pty Ltd,
                              [THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

                              (2) in the case of Ikon Energy Pty Ltd, [THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

                              (3)       in the case of Kinetik Energy Pty
                              Ltd, [THIS COLUMN CONTAINS CONFIDENTIAL
                              INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

          (b) if the Force Majeure Period occurs in Contract Years [THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]:

                    (1) in the case of RCo, CPi is the quantity of Gas deemed to have been delivered to RCo in the Comparative Force Majeure Period calculated as follows:

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              GQ is the quantity of Gas delivered by the Sellers to Gascor for the Comparative Force Majeure Period, being the quantity CPi calculated in respect of that Comparative Force Majeure Period in accordance with paragraph (d)(ii) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

                              AQr       is RCo's AQ during the Force Majeure
                                        Period;

                       (SIGMA)AQi       is the sum of all Buyers' AQs during
                                        the Force Majeure Period.

                              RD        is:

                                        (A)
                                        if the Force Majeure Period commences in the first Release Gas Year, the number of Days from and including the first Day of the Release Gas Period to and including the last Day of that Release Gas Year; or

                                        (B)
                                        if the Force Majeure Period
                                        commences in any other Contract Year,
                                        365.

                    (2) in the case of a Retailer, CPi is the quantity of Gas deemed to have been delivered to that Retailer in the Comparative Force Majeure Period calculated as follows:

                              [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                              Where:

                              GQ        is defined in paragraph 2(b)(1);

                              RC is the quantity of Gas deemed to have been delivered to RCo in the Comparative Force Majeure Period, as calculated in accordance with paragraph 2(b)(1);

                              RQi is the quantity of Gas delivered by Gascor and taken by that Retailer in the Comparative Force Majeure Period;

                       (SIGMA)RQi       is the aggregate quantity of Gas
                                        delivered by Gascor and taken by all
                                        Retailers in the Comparative Force
                                        Majeure Period;

          (c) if the Force Majeure Period occurs in Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], in the case of each Buyer, CPi is the quantity of Gas deemed to have been delivered to that Buyer in the Comparative Force Majeure Period calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    GQ is the quantity of Gas delivered by the Sellers to Gascor for the Comparative Force Majeure Period, being the quantity CP calculated in respect of that Comparative Force Majeure Period in accordance with paragraph (d)(ii) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

                    BQi       is:

                              (1) in relation to a Retailer, the quantity of Gas delivered by Gascor and taken by that Retailer in the Comparative Force Majeure Period; and

                              (2) in relation to RCo, is the quantity calculated as follows:

                                        [THIS PARAGRAPH CONTAINS CONFIDENTIAL
                                        INFORMATION WHICH HAS BEEN OMITTED, BUT
                                        FILED SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION.]

                                        Where:

                                        RQ        is the quantity of Gas
                                                  delivered by Gascor and taken
                                                  by RCo in the Comparative
                                                  Force Majeure Period;

                                        EQ        is the quantity of Gas
                                                  delivered by RCo to Ecogen in
                                                  the Comparative Force Majeure
                                                  Period;

                                        AQf       is RCo's AQ for the Contract
                                                  Year in which the Force
                                                  Majeure Period falls; and

                                        AQc       is RCo's AQ for the Contract
                                                  Year in which the Comparative
                                                  Force Majeure Period falls;
                                                  and

         (SIGMA)BQi is the sum of BQi calculated for all Buyers; and

          (d) if the Force Majeure Period occurs in 2004 or any subsequent Contract Year, in the case of each Retailer, CPi is the quantity of Gas deemed to have been delivered to each Retailer in the Comparative Force Majeure Period calculated as follows:

                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    Where:

                    GQ is the quantity of Gas delivered by the Sellers to Gascor for that Comparative Force Majeure Period, being the quantity CP calculated in respect of that Force Majeure Period in accordance with paragraph (d)(ii) of the definition of Annual Minimum Quantity in Clause 1 of the Principal Contract;

                    RQi is the quantity of Gas delivered by Gascor and taken by that Retailer in the Comparative Force Majeure Period;

             (SIGMA)RQi       is the aggregate quantity of Gas delivered by
                              Gascor and taken by all Retailers in the Comparative Force Majeure Period.

3. For the purposes of paragraph 1(d)(1), if the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] Performance Days most closely preceding the Force Majeure Period includes Days in more than one Contract Year or includes the first Day of the Release Gas Period, the quantity of Gas delivered to RCo on such Performance Days will be adjusted to take account equitably of the difference between RCo's AQs in such Contract Years or the difference between RCo's AQs before and after the Release Gas Commencement Date (as the case may be).

4. For the purposes of paragraphs 1(d)(2) and 2, if a Force Majeure Period includes Days in more than one Contract Year, the quantity of Gas (if any) deemed to have been delivered to each Buyer in the Comparative Force Majeure Period shall be calculated as if there was a separate Force Majeure Period in each Contract Year and two separate corresponding Comparative Force Majeure Periods, except that the quantity of Gas (if any) deemed to have been delivered to each Buyer will be adjusted equitably if necessary so that the total quantity of Gas deemed to have been delivered to all Buyers in the Comparative Force Majeure Period is equal to the quantity of Gas delivered by Sellers to Gascor in the Comparative Force Majeure Period.

5. For the purposes of this Schedule, "COMPARATIVE FORCE MAJEURE PERIOD" means, in relation to a Force Majeure Period lasting longer than 30 Days, the period commencing one year prior to the commencement of the Force Majeure Period and continuing for the same number of whole Days as the Force Majeure Period.

6. For the purposes of this Schedule, when determining the quantity of Gas deemed to have been delivered to a Buyer in a Comparative Force Majeure Period, the quantity deemed to have been delivered, but for this paragraph 6, will be adjusted to take account equitably of any Days during the period which were not Performance Days.

7. If Gascor and the Buyers are unable to agree the quantity of Gas deemed to have been delivered to each Buyer in the circumstances described in paragraph 4 or the adjustments required to be made in accordance with paragraphs 3 or 6 within 30 days after the end of the Contract Year in respect of which the calculation or adjustment is to be made for the purposes of this Schedule, any Party may refer the matter to an Expert.

                SCHEDULE 5 - SELLERS' SALES ALLOCATION MECHANISMS

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1.        INDEPENDENT ASSESSOR
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          (a)       Gascor must appoint an independent assessor for the
          purposes of this Agreement ("INDEPENDENT ASSESSOR").

          (b) The Committee must, within 10 days of Gascor giving notice to the Committee that Gascor or Sellers have requested the appointment of an independent assessor under the Principal Contract for the purposes of determining Sellers' Sales, meet to endeavour to agree upon an Independent Assessor to be appointed for the purposes of this Agreement.

          (c) If the Committee has failed to agree upon an Independent Assessor within 30 days after the meeting pursuant to paragraph 1(b), any Party may, subject to giving a copy of the request to the other Parties at the same time as the request being made, request the President of the Institute of Chartered Accountants in Australia to appoint an Independent Assessor and, provided the Parties are given a reasonable opportunity to make submissions prior to any decision, that appointment will be final and binding on the Parties.

          (d) The Independent Assessor will be appointed for a term of 3 years. Notwithstanding the term of appointment the Independent Assessor may be removed if the Committee so determines, such removal to be with effect from the time of appointment of a replacement either by resolution of the Committee or pursuant to paragraph 1(e). If the office of the Independent Assessor is vacant other than by reason of the removal of the Independent Assessor, a person must be appointed as Independent Assessor either by resolution of the Committee or pursuant to paragraph 1(e).

          (e) If the office of Independent Assessor is vacant for any reason, the Committee must meet within 30 days of a request from a Party to endeavour to agree upon an Independent Assessor to be appointed for the purposes of this Agreement. If the Committee has failed to agree upon an Independent Assessor within 30 days after meeting pursuant to this paragraph any Party may, subject to giving a copy of the request to the other Parties at the same time as the request being made, request the President of the Institute of Chartered Accountants in Australia to appoint an Independent Assessor and, provided the Parties are given a reasonable opportunity to make submissions prior to any decision, that appointment will be final and binding on the Parties.

          (f) No person may be appointed to act as the Independent Assessor unless that person is qualified by eduction, experience and training to determine the relevant matters.

          (g) Unless the Parties otherwise agree, no person who, at the time of the appointment or at any time whilst they remain the Independent Assessor, has, has had or may have some interest or duty


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          (either as an employee or adviser or otherwise) which conflicts or may conflict with their function under such appointment may be appointed as or remain as Independent Assessor.

          (h) The Independent Assessor must undertake in writing to perform the role and duties allocated to that position in accordance with this Agreement.

          (i) If will be a term of the Independent Assessor's appointment that the Independent Assessor be required to undertake not to disclose any confidential information (except in the circumstances contemplated by Clause 15) coming to its knowledge by reason of its appointment to any person other than the person who provided that confidential information.

          (j) The costs and expenses of the Independent Assessor not paid by or recoverable from any person, will be borne in equal shares by each of the Retailers.

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2.        DUTIES OF INDEPENDENT ASSESSOR
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          (a)       The Independent Assessor will determine in respect of
          each Quarter in a Contract Year and each Contract Year the Sellers' Sales Allocation of each Retailer in accordance with the principles set out in Clause 4.2(c) and the Sellers' Sales Allocation Mechanisms.

          (b) The Independent Assessor will determine in respect of each Quarter of a Contract Year the adjustment (if any) which is required to be made to each Retailer's MDQ for that Quarter as a result of that Retailer's Sellers' Sales Allocation for that Quarter in accordance with the provisions of Clauses 4.5 and 4.6 and the Sellers' Sales Allocation Mechanisms.

          (c) The Independent Assessor must use its best endeavours to determine the Sellers' Sales Allocation of each Retailer and any adjustment to a Retailer's MDQ on the same day as or as soon as reasonably practicable after the relevant Sellers' Sales or corresponding adjustment to Gascor's MDQ is determined under the Principal Contract.

          (d) Sellers' Sales for a Quarter will be annualised in accordance with the Process and Mechanisms (as defined in the Principal Contract) under the Principal Contract.

          (e) The Independent Assessor shall have regard to information supplied by the Parties pursuant to paragraph 3 and may also make such further enquiries and rely upon such other information as the Independent Assessor considers necessary for determining the Retailers' respective Sellers' Sales Allocations and the matters referred to in paragraphs 2(a) and (b).

          (f) The Independent Assessor must make its determinations with all due diligence and speed and must provide a copy of its determinations (which must explain the basis of its determinations to the extent that it is able to do so without disclosing confidential information to any Party) to each Party.


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          (g)       Subject to paragraph 4, a determination by the
          Independent Assessor is binding save in the event of fraud or manifest error, on Gascor and on the Retailers severally.

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3.        DISCLOSURE OF INFORMATION TO INDEPENDENT ASSESSOR
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          (a)       Each Party must promptly disclose (and must ensure that
          each of its Related Companies promptly discloses) to the Independent Assessor such information as the Independent Assessor requests or requires in order to make its determinations as required by paragraphs 2(a) and (b).

          (b) The Independent Assessor may inspect the records of a Party or a Related Company of a Party and a Party must co-operate (and must ensure that each of its Related Companies co-operates) with the Independent Assessor in relation to such inspection.

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4.        AUDIT RIGHTS
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          (a)       The Committee may appoint a member of a reputable firm
          of chartered accountants or such other person as the Committee may agree ("SELLERS' SALES AUDITOR") to carry out an independent audit of any determination made by the Independent Assessor pursuant to paragraph 2(a) and (b).

          (b) If a Party (other than RCo) reasonably considers that an independent audit indicates a material error or discrepancy, that Party must give notice to the other Parties (other than RCo) identifying the error or discrepancy. The Parties (other than RCo) must meet within 10 Working Days of the notice given pursuant to this paragraph 4(b) to seek to resolve the matter.

          (c) If the matter is not resolved by the Parties (other than RCo) within 20 Working Days of their first meeting in accordance with paragraph 4(b), the subject of the original determination by the Independent Assessor may be referred by any Party to an Expert.

          (d) The costs of the work of the Sellers' Sale Auditor will be borne by the Parties requesting the audit in equal proportions unless such Parties agree otherwise.

          (e) It will be a term of the Sellers' Sale Auditor's appointment that the Sellers' Sales Auditor be required not to disclose any confidential information coming to its knowledge by reason of its appointment to any person other than the person who provided that information.


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5.        COST OF THE INDEPENDENT ASSESSOR APPOINTED UNDER THE PRINCIPAL
CONTRACT
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Any costs and expenses which Gascor may incur in relation to the appointment of the independent assessor under paragraph 1.1 of Schedule 2 of the Principal Contract, any variation of the terms of such appointment or the performance by such independent assessor of its functions or duties in accordance with the terms of the Principal Contract or the terms of its appointment must be borne by the Retailers in equal shares.


EXECUTED by the Parties.



THE OFFICIAL SEAL of                     )
GASCOR                                   )
was affixed by the Administrator of      )
Gascor appointed under the Gas Industry  )
Act 1994 (Vic)                           )


J A KELLY
---------------------------------------
Administrator


JOHN A KELLY
---------------------------------------
Print Name


THE COMMON SEAL of                       )
ENERGY 21 PTY LTD                        )
ACN 079 089 213                          )
was affixed to this document             )
in the presence of:                      )


PETER WILSON                                 PETER MATTHEWS
---------------------------------------      -----------------------------------
Signature of director                        Signature of secretary


PETER S WILSON                               PETER J MATTHEWS
---------------------------------------      -----------------------------------
Name of director (please print)              Name of secretary (please print)


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THE COMMON SEAL of                       )
IKON ENERGY PTY LTD                      )
ACN 079 089 553                          )
was affixed to this document             )
in the presence of:                      )


BRIAN LEIGHS                                 BRENDAN MCPHERSON
---------------------------------------      -----------------------------------
Signature of director                        Signature of secretary


BRIAN R LEIGHS                               BRENDAN MCPHERSON
---------------------------------------      -----------------------------------
Name of director (please print)              Name of secretary (please print)


THE COMMON SEAL of                       )
KINETIK ENERGY PTY LTD                   )
ACN 079 089 188                          )
was affixed to this document             )
in the presence of:                      )


BERNARD SMITH                                JAMES ORR
---------------------------------------      -----------------------------------
Signature of director                        Signature of secretary


BERNARD R SMITH                              JAMES ORR
---------------------------------------      -----------------------------------
Name of director (please print)              Name of secretary (please print)


THE COMMON SEAL of                       )
GAS RELEASE CO PTY LTD                   )
ACN 079 089 286                          )
was affixed to this document             )
in the presence of:                      )


J A KELLY                                    K BEECHER
---------------------------------------      -----------------------------------
Signature of director                        Signature of secretary


JOHN A KELLY                                 K P BEECHER
---------------------------------------      -----------------------------------
Name of director (please print)              Name of secretary (please print)


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